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                                  EXHIBIT 4(b)
                     DUPONT 401(K) AND PROFIT SHARING PLAN
  for DuPont Holographics, Inc., Polar Vision, Inc. and DuPont Displays, Inc.

                           Effective January 1, 2003

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                        -------------------------------

                                  MERRILL LYNCH

                                   ----------

                                SPECIAL/FLEXIBLE

                                   ----------

                                    PROTOTYPE
                       DEFINED CONTRIBUTION PLAN AND TRUST

                        -------------------------------


                Base Plan Document #03 used in conjunction with:

                   Standardized Profit Sharing Plan with CODA
                         Letter Serial Number: K273963a
                      National Office Letter Date: 6/4/2002

                    Standardized Money Purchase Pension Plan
                         Letter Serial Number: K273964a
                      National Office Letter Date: 6/4/2002

                        Standardized Profit Sharing Plan
                         Letter Serial Number: K273965a
                      National Office Letter Date: 6/4/2002

                 Non-standardized Profit Sharing Plan with CODA
                         Letter Serial Number: K373962a
                      National Office Letter Date: 6/4/2002

                  Non-standardized Money Purchase Pension Plan
                         Letter Serial Number: K373961a
                      National Office Letter Date: 6/4/2002

                      Non-standardized Profit Sharing Plan
                         Letter Serial Number: K373960a
                      National Office Letter Date: 6/4/2002

                      Non-standardized Target Benefit Plan
                         Letter Serial Number: K373959a
                      National Office Letter Date: 6/4/2002


This Prototype Plan and Adoption Agreement are important legal instruments with legal and tax implications. Merrill Lynch, Pierce, Fenner & Smith, Incorporated does not provide legal and tax advice to the Employer. The Employer is urged to consult with its own attorney with regard to the adoption of this Plan and its suitability to its circumstances.

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                                TABLE OF CONTENTS

ARTICLE                                                                                   PAGE
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
ARTICLE I DEFINITIONS........................................................................1

      1.1     Account:.......................................................................1

      1.2     Account Balance:...............................................................1

      1.3     ACP Test:......................................................................1

      1.4     Actual Contribution Percentage:................................................1

      1.5     Actual Deferral Percentage:....................................................1

      1.6     Adjustment Factor:.............................................................1

      1.7     Adoption Agreement:............................................................1

      1.8     ADP Test:......................................................................1

      1.9     Affiliate:.....................................................................2

      1.10    Aggregate Limit:...............................................................2

      1.11    Annuity Contract:..............................................................2

      1.12    Average Contribution Percentage or ACP:........................................2

      1.13    Average Deferral Percentage or ADP:............................................2

      1.14    Beneficiary:...................................................................2

      1.15    Benefit Commencement Date:.....................................................3

      1.16    Benefiting:....................................................................3

      1.17    Break in Service:..............................................................3

      1.18    CODA:..........................................................................3

      1.19    CODA Compensation:.............................................................4

      1.20    Code:..........................................................................4

      1.21    Compensation:..................................................................4

      1.22    Computation Period:............................................................5

      1.23    Defined Benefit Plan:..........................................................5

      1.24    Defined Contribution Plan:.....................................................5

      1.25    Disability:....................................................................5

      1.26    Distributee:...................................................................5

      1.27    Early Retirement:..............................................................6

      1.28    Early Retirement Date:.........................................................6

      1.29    Earned Income:.................................................................6

      1.30    Election Period:...............................................................6

                                        i

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
      1.31    Elective Contributions:........................................................6

      1.32    Eligible Employees:............................................................6

      1.33    Eligible Retirement Plan:......................................................7

      1.34    Eligible Rollover Distribution:................................................7

      1.35    Employee:......................................................................7

      1.36    Employee After-Tax Contribution:...............................................7

      1.37    Employee After-Tax Election:...................................................8

      1.38    Employer:......................................................................8

      1.39    Employer Account:..............................................................8

      1.40    Employer Derived Account Balance:..............................................8

      1.41    Employment:....................................................................8

      1.42    Entry Date:....................................................................8

      1.43    ERISA:.........................................................................8

      1.44    Excess Aggregate Contributions:................................................8

      1.45    Excess Contributions:..........................................................9

      1.46    Excess Pre-Tax Contributions:..................................................9

      1.47    Fully Vested Separation:.......................................................9

      1.48    Group Trust:...................................................................9

      1.49    Highly Compensated Employee:...................................................9

      1.50    Hour of Service:..............................................................10

      1.51    Immediately Distributable:....................................................11

      1.52    Integration Level:............................................................11

      1.53    Investment Committee:.........................................................11

      1.54    Investment Manager:...........................................................11

      1.55    IRS:..........................................................................11

      1.56    Key Employee:.................................................................11

      1.57    Leased Employee:..............................................................12

      1.58    Life Annuity:.................................................................12

      1.59    Limitation Compensation:......................................................12

      1.60    Limitation Year:..............................................................12

      1.61    Master or Prototype Plan:.....................................................12

      1.62    Matching Contribution:........................................................12

      1.63    Net Profits:..................................................................13

      1.64    Nonhighly Compensated Employee:...............................................13

      1.65    Nonvested Separation:.........................................................13

                                       ii

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
  1.66   Normal Retirement Age: .........................................................    13

  1.67   Original Plan Effective Date: ..................................................    13

  1.68   Owner-Employee: ................................................................    13

  1.69   Paired Plans: ..................................................................    13

  1.70   Partially Vested Separation: ...................................................    13

  1.71   Participant: ...................................................................    13

  1.72   Participant-Directed Assets: ...................................................    14

  1.73   Period of Severance: ...........................................................    14

  1.74   Plan: ..........................................................................    14

  1.75   Plan Administrator: ............................................................    14

  1.76   Plan Year: .....................................................................    14

  1.77   Predecessor Employer: ..........................................................    14

  1.78   Predecessor Employer Service: ..................................................    14

  1.79   Pre-Tax Contributions: .........................................................    14

  1.80   Pre-Tax Election: ..............................................................    15

  1.81   Prevailing Wage Contribution: ..................................................    15

  1.82   Primary Employer: ..............................................................    15

  1.83   Prototype Plan: ................................................................    15

  1.84   Qualified Joint and Survivor Annuity: ..........................................    15

  1.85   Qualified Matching Contributions: ..............................................    15

  1.86   Qualified Nonelective Contributions: ...........................................    15

  1.87   Qualified Plan: ................................................................    16

  1.88   Qualifying Employer Securities: ................................................    16

  1.89   Qualified Voluntary Employee Contributions (QVECs): ............................    16

  1.90   Restatement Effective Date: ....................................................    16

  1.91   Rollover Contribution: .........................................................    16

  1.92   Secretary: .....................................................................    16

  1.93   Self-Employed Individual: ......................................................    16

  1.94   Social Security Retirement Age: ................................................    16

  1.95   Sponsor: .......................................................................    17

  1.96   Spouse: ........................................................................    17

  1.97   Surviving Spouse: ..............................................................    17

  1.98   Taxable Wage Base: .............................................................    17

  1.99   Temporary Employee: ............................................................    17

  1.100  Trust: .........................................................................    17

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
      1.101  Trust Fund: ..............................................................................    17

      1.102  Trustee: .................................................................................    18

      1.103  USERRA: ..................................................................................    18

      1.104  Valuation Date: ..........................................................................    18

      1.105  Vesting Service: .........................................................................    18

      1.106  Years of Service: ........................................................................    18

ARTICLE II PARTICIPATION ..............................................................................    19

      2.1    Admission as a Participant: ..............................................................    19

             2.1.1  General Rules: ....................................................................    19

             2.1.2  Changes in Employment Status: .....................................................    19

             2.1.3  Pre-Tax and After-Tax Elections: ..................................................    20

             2.1.4  Amendment to Age and Service Requirements: ........................................    20

             2.1.5  Amendment to Entry Date: ..........................................................    20

      2.2    Rollover Membership: .....................................................................    20

      2.3    Crediting of Service for Eligibility Purposes - Breaks in  Service: ......................    20

             2.3.1  Non-Vested Employees' Pre-Break Service: ..........................................    20

             2.3.2  Vested Participants Retain Service: ...............................................    21

      2.4    Termination of Participation: ............................................................    21

      2.5    Corrections with Regard to Participation: ................................................    21

             2.5.1  Omission of Participant: ..........................................................    21

             2.5.2  Erroneous Inclusion in Plan: ......................................................    21

             2.5.3  EPCRS Correction: .................................................................    22

             2.5.4  Employer and Plan Administrator Responsible for Correction: .......................    22

      2.6    Provision of Information: ................................................................    22

      2.7    Waiver of Pre-Tax Participation: .........................................................    22

      2.8    Waiver of Matching Contributions and Employee After-Tax Contributions: ...................    22

      2.9    Waiver of Other Contributions: ...........................................................    22

      2.10   USERRA - Crediting Service: ..............................................................    23

ARTICLE III CONTRIBUTIONS AND ACCOUNT ALLOCATIONS .....................................................    23

      3.1    Employer Contributions and Allocations: ..................................................    23

             3.1.1  Profit Sharing Contributions: .....................................................    23

             3.1.2  Money Purchase Contributions: .....................................................    23

             3.1.3  Target Benefit Contributions: .....................................................    23

             3.1.4  Contributions on Behalf of Disabled Participants: .................................    23

             3.1.5  Permitted Disparity: ..............................................................    24

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
       3.1.6    Contributions Provided by Leasing Organization: .............................  24

       3.1.7    Short Plan Years: ...........................................................  24

       3.1.8    Plan Year to Which Contributions are Deemed to be Made: .....................  24

       3.1.9    Collectively Bargained Employees ............................................  25

3.2    Employee After-Tax Contributions: ....................................................  25

3.3    Rollover Contributions: ..............................................................  25

3.4    Section 401(k) Contributions and Account Allocations: ................................  26

       3.4.1    Pre-Tax Contributions: ......................................................  26

       3.4.2    Limitation on Pre-Tax Contributions: ........................................  26

3.5    Matching Contributions: ..............................................................  31

3.6    Limitation on Contribution Percentage: ...............................................  31

3.7    Treatment of Forfeitures: ............................................................  36

3.8    Establishing of Accounts: ............................................................  36

       3.8.1    Pre-Tax Contributions Account: ..............................................  36

       3.8.2    Profit Sharing, Money Purchase, or Target Benefit Contributions Account: ....  36

       3.8.3    Employee After-Tax Contributions Account: ...................................  36

       3.8.4    Matching Contributions Account: .............................................  36

       3.8.5    Qualified Matching Contributions Account: ...................................  36

       3.8.6    Qualified Nonelective Contributions: ........................................  37

       3.8.7    Rollover Contributions Account: .............................................  37

       3.8.8    QVEC Account: ...............................................................  37

       3.8.9    Prevailing Wage Account: ....................................................  37

       3.8.10   Safe Harbor Matching Contributions Account: .................................  37

       3.8.11   Safe Harbor Nonelective Contributions Account: ..............................  37

       3.8.12   Miscellaneous Account: ......................................................  37

3.9    Limitation on Amount of Allocations: .................................................  37

       3.9.1    Definitions: ................................................................  37

       3.9.2    Annual Additions Limit: .....................................................  41

       3.9.3    Participation in More Than One Plan: ........................................  43

       3.9.4    Participation in Non-Prototype Plans: .......................................  44

       3.9.5    Defined Benefit Plan Participation - Pre-2000 Years: ........................  44

       3.9.6    Super Top-Heavy - Pre-2000 Years: ...........................................  44

3.10   Return of Employer Contributions Under Special Circumstances: ........................  44

       3.10.1   Contributions Are Conditional: ..............................................  44

       3.10.2   Return of Contributions: ....................................................  44

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
     3.11     QVECs: ................................................................................................     45

     3.12     Qualified Nonelective Contributions: ..................................................................     45

     3.13     Qualified Matching Contributions: .....................................................................     45

     3.14     Contribution and Allocation of Qualified Nonelective Contributions and Qualified
              Matching Contributions: ...............................................................................     45

     3.15   Prevailing Wage Contribution: ...........................................................................     45

     3.16   Safe Harbor Method CODA: ................................................................................     46

            3.16.1   Rule of Application: ...........................................................................     46

            3.16.2   Governing Provisions: ..........................................................................     46

            3.16.3   Definitions: ...................................................................................     46

            3.16.4   ADP Test Safe Harbor: ..........................................................................     47

            3.16.5   ACP Test Safe Harbor: ..........................................................................     48

            3.16.6   Contributions Fully Vested: ....................................................................     48

     3.17   USERRA: .................................................................................................     48

     3.18   Electronic Media: .......................................................................................     49

ARTICLE IV VESTING ..................................................................................................     50

     4.1    Determination of Vesting: ...............................................................................     50

            4.1.1    Vested Accounts: ...............................................................................     50

            4.1.2    Full Vesting Events: ...........................................................................     50

            4.1.3    Other Vesting Events: ..........................................................................     50

            4.1.4    Forfeitures: ...................................................................................     50

     4.2    Rules for Crediting Vesting Service: ....................................................................     50

            4.2.1    General Rule: ..................................................................................     50

            4.2.2    Breaks in Service: .............................................................................     50

     4.3    Employer Accounts Forfeitures: ..........................................................................     51

            4.3.1    Nonvested Separation ...........................................................................     51

            4.3.2    Partially Vested Separation: ...................................................................     51

            4.3.3    Vesting After Partial Distribution: ............................................................     51

            4.3.4    Application of Forfeitures: ....................................................................     51

            4.3.5    Withdrawal Does Not Cause Forfeiture: ..........................................................     51

     4.4    Top-Heavy Provisions: ...................................................................................     51

            4.4.1    Terms: .........................................................................................     52

            4.4.2    Top-Heavy Vesting Schedule: ....................................................................     53

            4.4.3    Minimum Allocation: ............................................................................     54

            4.4.4    Maximum Benefit - Pre-2000: ....................................................................     55

                                       vi

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
ARTICLE V AMOUNT AND DISTRIBUTION OF BENEFITS, WITHDRAWALS AND LOANS ..........................................        55

         5.1      Distribution: ...............................................................................        55

                  5.1.1    Benefit Commencement Date: .........................................................        55

                  5.1.2    Pre-Tax, Qualified Nonelective, Qualified Matching, Safe Harbor Nonelective
                           and Safe Harbor Matching Contributions: ............................................        55

         5.2      Amount of Benefits Upon a Fully Vested Separation: ..........................................        56

         5.3      Amount of Benefits Upon a Partially Vested Separation: ......................................        56

         5.4      Amount of Benefits Upon a Nonvested Separation: .............................................        56

         5.5      Amount of Benefits Upon a Separation Due to Disability: .....................................        56

         5.6      Distribution and Restoration: ...............................................................        57

                  5.6.1    Cash-Out of Small Amounts: .........................................................        57

                  5.6.2    Forfeiture of Nonvested Account Upon Distribution: .................................        57

                  5.6.3    Restoration of Forfeited Amounts: ..................................................        57

                  5.6.4    Consent Requirements: ..............................................................        57

                  5.6.5    Timing of Notice and Consent: ......................................................        58

         5.7      Withdrawals During Employment: ..............................................................        59

                  5.7.1    Age 59 1/2 Withdrawal: .............................................................        59

                  5.7.2    Age 70 1/2 Withdrawal: .............................................................        59

                  5.7.3    Rollover Contribution and Employee After-Tax Contribution Withdrawal: ..............        59

                  5.7.4    Rules and Procedures: ..............................................................        59

                  5.7.5    Forfeitures: .......................................................................        59

                  5.7.6    Spousal Consent: ...................................................................        59

                  5.7.7    Transfers From Money Purchase Plan to Profit Sharing Plan: .........................        59

         5.8      Loans: ......................................................................................        60

                  5.8.1    Participant Loans: .................................................................        60

                  5.8.2    Conditions for Loans: ..............................................................        60

                  5.8.3    Account Adjustments: ...............................................................        61

                  5.8.4    General Rules: .....................................................................        61

                  5.8.5    Suspension of Loan Repayments: .....................................................        61

         5.9      Hardship Distributions: .....................................................................        62

                  5.9.1    General Rules: .....................................................................        62

                  5.9.2    Conditions for Hardship Distribution: ..............................................        62

                  5.9.3    Immediate and Heavy Financial Need: ................................................        62

                  5.9.4    Exception to General Rules: ........................................................        63

         5.10     Limitation on Commencement of Benefits: .....................................................        63

                                       vii

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
         5.11     Distribution Requirements: ..............................................................    63

                  5.11.1   Participant Distributions: .....................................................    63

                  5.11.2   Code Section 401(a)(9) Compliance: .............................................    65

                  5.11.3   Limits on Distribution Periods: ................................................    66

                  5.11.4   Determination of Amount to be  Distributed Each Year ...........................    66

                  5.11.5   Transitional Rule:  Section 242 Election: ......................................    67

         5.12     Electronic Media: .......................................................................    68

ARTICLE VI FORMS OF PAYMENT OF RETIREMENT BENEFITS ........................................................    68

         6.1      Methods of Distribution: ................................................................    68

                  6.1.1    Plans Subject to Annuity Requirements - Normal Form of Benefit: ................    68

                  6.1.2    Non-QJSA Profit Sharing Plans - Lump Sum Normal Form of Benefit: ...............    69

         6.2      Election of Optional Forms: .............................................................    69

                  6.2.1    Post-Age 35 Waiver: ............................................................    69

                  6.2.2    QJSA Explanation: ..............................................................    69

                  6.2.3    Election Revocation: ...........................................................    70

                  6.2.4    Spousal Consent to QJSA Waiver: ................................................    70

                  6.2.5    Death Before Benefits Commence: ................................................    71

         6.3      Change in Form of Benefit Payments: .....................................................    71

         6.4      Direct Rollovers: .......................................................................    71

         6.5      Electronic Media: .......................................................................    71

ARTICLE VII DEATH BENEFITS ................................................................................    72

         7.1      Payment of Account Balances: ............................................................    72

                  7.1.1    Payment to Beneficiary: ........................................................    72

                  7.1.2    Form of Benefit: ...............................................................    72

                  7.1.3    Cash Out: ......................................................................    72

         7.2      Beneficiaries: ..........................................................................    72

                  7.2.1    Written Explanation of Benefit: ................................................    72

                  7.2.2    Beneficiary Designation: .......................................................    73

                  7.2.3    Manner of Designation: .........................................................    73

                  7.2.4    Beneficiary of Married Participants - Designation of Non-Spouse Beneficiary: ...    73

                  7.2.5    Required Distributions: ........................................................    74

         7.3      Multiple Beneficiaries: .................................................................    75

         7.4      Qualified Disclaimers: ..................................................................    76

         7.5      Electronic Media: .......................................................................    76

ARTICLE VIII FIDUCIARIES ..................................................................................    76

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
    8.1   Named Fiduciaries: ...........................................................    76

          8.1.1    Plan Administrator: .................................................    76

          8.1.2    Named Fiduciaries: ..................................................    76

          8.1.3    Investment Authority: ...............................................    77

    8.2   Employment of Advisers: ......................................................    77

    8.3   Multiple Fiduciary Capacities: ...............................................    77

    8.4   Indemnification: .............................................................    77

    8.5   Payment of Expenses: .........................................................    78

          8.5.1    Plan Expenses: ......................................................    78

          8.5.2    Transactional Costs: ................................................    78

          8.5.3    Taxes: ..............................................................    78

          8.5.4    Permitted Payments: .................................................    78

ARTICLE IX PLAN ADMINISTRATION .........................................................    78

    9.1   The Plan Administrator: ......................................................    78

          9.1.1    Appointment of Plan Administration: .................................    78

          9.1.2    Voting Authority: ...................................................    79

          9.1.3    Other Authority: ....................................................    79

    9.2   Powers and Duties of the Plan Administrator: .................................    79

          9.2.1    Interpretation of Plan Document: ....................................    79

          9.2.2    Administrative Powers: ..............................................    79

          9.2.3    Elections: ..........................................................    79

          9.2.4    Miscellaneous: ......................................................    79

    9.3   Delegation of Responsibility: ................................................    80

    9.4   Administrative Error: ........................................................    80

ARTICLE X TRUSTEE AND INVESTMENT COMMITTEE .............................................    80

    10.1  Appointment of Trustee and Investment Committee: .............................    80

          10.1.1   Appointment: ........................................................    80

          10.1.2   Status of Trustee: ..................................................    80

          10.1.3   Action of Trustee: ..................................................    80

    10.2  The Trust Fund ...............................................................    81

          10.2.1   Contributions to Trust Fund: ........................................    81

          10.2.2   Assets of Trust Fund: ...............................................    81

    10.3  Relationship with Plan Administrator: ........................................    81

          10.3.1   Trustee Not Responsible for Payments from the Trust Fund: ...........    81

          10.3.2   Communication of Plan Administrator Directions: .....................    81

                                       ix

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
           10.3.3   Disputes Concerning Payments: ............................................................  82

    10.4   Investment of Assets: .............................................................................  82

           10.4.1   Permissible Investments: .................................................................  82

           10.4.2   Investment Limitations: ..................................................................  82

           10.4.3   Investments in Qualifying Employer Securities or Qualifying Employer Real Property: ......  82

           10.4.4   Prototype Plan: ..........................................................................  83

    10.5   Investment Direction, Participant-Directed Assets and Qualifying Employer Investments: ............  83

           10.5.1   Management of Investments: ...............................................................  83

           10.5.2   Participant Directed Assets: .............................................................  83

           10.5.3   Administration of Participant Directed Assets: ...........................................  83

           10.5.4   Investment of Funds Pending Investment Direction: ........................................  84

           10.5.5   Communication of Investment Direction: ...................................................  84

           10.5.6   Voting and Other Rights Other than for Qualifying Employer Securities: ...................  84

           10.5.7   Voting Qualifying Employer Securities: ...................................................  84

           10.5.8   Tender or Exchange of Qualifying Employer Securities: ....................................  84

           10.5.9   Failure to Vote or Tender With Respect to Trust Fund Assets: .............................  84

           10.5.10  Proxy Materials: .........................................................................  85

           10.5.11  Common or Collective Trust Fund: .........................................................  85

    10.6   Valuation of Accounts: ............................................................................  85

           10.6.1   Valuation Date: ..........................................................................  85

           10.6.2   Valuation Date of Distribution: ..........................................................  85

           10.6.3   Valuation of Assets: .....................................................................  86

           10.6.4   Loans: ...................................................................................  86

    10.7   Insurance Contracts: ..............................................................................  86

           10.7.1   Authority to Appoint Insurance Company: ..................................................  86

           10.7.2   Payment of Insurance Premiums: ...........................................................  86

           10.7.3   Owner of Insurance Contract: .............................................................  87

           10.7.4   Dividends Earned on Insurance: ...........................................................  87

           10.7.5   Reduced Death Benefit: ...................................................................  87

           10.7.6   Cash Surrender Value: ....................................................................  87

           10.7.7   Maximum Premium Requirements: ............................................................  87

           10.7.8   Origination of Premium Payments: .........................................................  87

           10.7.9   Distribution of Life Insurance Contracts: ................................................  88

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
                  10.7.10  Conflict Between Plan and Insurance Contract: ......................  88

         10.8     The Investment Manager: .....................................................  88

                  10.8.1   Appointment: .......................................................  88

                  10.8.2   Qualifications of Investment Manager: ..............................  89

                  10.8.3   Investment Manager as Fiduciary: ...................................  89

                  10.8.4   Identification of Amounts for Investment Manager: ..................  89

                  10.8.5   Second Trust Fund: .................................................  89

         10.9     Powers of Trustee: ..........................................................  89

                  10.9.1   Trustee's Power: ...................................................  89

                  10.9.2   Additional Powers: .................................................  91

                  10.9.3   Limitations on Trustee's Authority: ................................  91

         10.10    Accounting and Records: .....................................................  91

                  10.10.1  Maintenance of Records and Accounts: ...............................  91

                  10.10.2  Written Accounting: ................................................  91

         10.11    Judicial Settlement of Accounts: ............................................  92

         10.12    Resignation and Removal of Trustee: .........................................  92

                  10.12.1  Resignation of Trustee: ............................................  92

                  10.12.2  Removal of Trustee: ................................................  92

                  10.12.3  Successor Trustee: .................................................  92

                  10.12.4  Settlement of Accounts: ............................................  92

                  10.12.5  Transfer of Assets: ................................................  92

                  10.12.6  Rights and Privileges: .............................................  93

         10.13    Group Trust: ................................................................  93

                  10.13.1  Trustee of Group Trust: ............................................  93

                  10.13.2  Maintenance of Accounting Records: .................................  93

ARTICLE XI PLAN AMENDMENT OR TERMINATION ......................................................  93

         11.1     Plan Amendment: .............................................................  93

                  11.1.1   Authority to Amend: ................................................  93

                  11.1.2   Recognition as Prototype Plan: .....................................  94

                  11.1.3   Limitations of Amendments: .........................................  94

                  11.1.4   Vesting Schedule Amendment: ........................................  94

         11.2     Right of the Employer to Terminate Plan: ....................................  95

                  11.2.1   Authority to Terminate: ............................................  95

                  11.2.2   Additional Power to Terminate: .....................................  95

                  11.2.3   Miscellaneous: .....................................................  95

         11.3     Effect of Partial or Complete Termination or Complete Discontinuance of Contributions: .................   95

                  11.3.1  Determination of Date of Complete or Partial Termination: ......................................   95

                  11.3.2  Effect of Termination:  ........................................................................   95

                  11.3.3  Distribution of Accounts: ......................................................................   96

         11.4     Bankruptcy: ............................................................................................   97

ARTICLE XII MISCELLANEOUS PROVISIONS .....................................................................................   97

         12.1     Exclusive Benefit of Participants: .....................................................................   97

         12.2     Plan Not a Contract of Employment: .....................................................................   97

         12.3     Action by Employer: ....................................................................................   97

         12.4     Source of Benefits: ....................................................................................   97

         12.5     Benefits Not Assignable: ...............................................................................   97

         12.6     Domestic Relations Orders: .............................................................................   98

         12.7     Claims Procedure: ......................................................................................   98

         12.8     Records and Documents: .................................................................................   98

         12.9     Errors: ................................................................................................   98

         12.10    Benefits Payable to Minors, Incompetents and Others: ...................................................   98

         12.11    Plan Merger or Transfer of Assets: .....................................................................   99

                  12.11.1  Continuation of Plan: .........................................................................   99

                  12.11.2  Benefit of Participants: ......................................................................   99

         12.12    Employers: .............................................................................................   99

                  12.12.1  Adoption by Affiliates of Plan: ...............................................................   99

                  12.12.2  Termination of Participation in Plan: .........................................................   99

                  12.12.3  Employer Power: ...............................................................................   99

         12.13    Controlling Law: .......................................................................................   99

         12.14    Singular and Plural and Article and Section References: ................................................   99

         12.15    USERRA: ................................................................................................  100

         12.16    Unclaimed Benefit: .....................................................................................  100

         12.17    Electronic Media: ......................................................................................  100

ARTICLE XIII SIMPLE 401(k) PROVISIONS ....................................................................................  100

         13.1     Rules of Application: ..................................................................................  100

         13.2     Definitions: ...........................................................................................  100

                  13.2.1   Compensation: .................................................................................  100

                  13.2.2   Eligible Employer: ............................................................................  101

                  13.2.3   Eligible Employee: ............................................................................  101

13.3   Contributions: .......................................................101

       13.3.1   Salary Reduction Contributions: .............................101

       13.3.2   Other Contributions: ........................................101

       13.3.3   Limitation on Contributions: ................................102

       13.3.4   Annual Addition Limitation on Contributions: ................102

13.4   Election and Notice Requirements: ....................................102

       13.4.1   Election Period: ............................................102

       13.4.2   Notice Requirements: ........................................102

13.5   Vesting Requirements: ................................................103

13.6   Top-Heavy Rules: .....................................................103

13.7   Nondiscrimination Tests: .............................................103

                                    ARTICLE I
                                   DEFINITIONS

As used in this Prototype Plan and in each Adoption Agreement, each of the following terms shall have the meaning for that term set forth in this Article
I:

1.1  Account:

The Account maintained for a Participant. With respect to each Participant, the following separate source accounts shall be maintained, as necessary: a Pre-Tax Contributions Account, an Employee After-Tax Contributions Account, a Profit Sharing Contributions (defined in Section 3.1.1) Account, a Money Purchase Contributions (defined in Section 3.1.2) Account, a Target Benefit Contributions (defined in Section 3.1.3) Account, a Matching Contributions Account, a Qualified Matching Contributions Account, a Qualified Nonelective Contributions Account, a Rollover Contributions Account, a Prevailing Wage Contributions Account, a QVEC Account, a Safe Harbor Matching Contributions Account, and a Safe Harbor Nonelective Contributions Account. The Plan Administrator also may establish other Miscellaneous Account(s) as it deems necessary to administer the Plan.

1.2  Account Balance:

The value of an Account determined as of the applicable Valuation Date.

1.3  ACP Test:

The Average Contribution Percentage test set forth in Section 3.6(A) of the Plan which is used to determine the maximum ACP Contribution Amounts (generally Employee After-Tax and Matching Contributions) permitted for Highly Compensated Employees.

1.4  Actual Contribution Percentage:

The ratio defined in Section 3.6(A)(i)(1) for purposes of the ACP Test.

1.5  Actual Deferral Percentage:

The ratio defined in Section 3.4.2(B)(i)(1) for purposes of the ADP Test.

1.6  Adjustment Factor:

The cost of living adjustment (COLA) factor prescribed by the Secretary of the Treasury under Code Section 415(d) for Plan Years beginning after December 31, 1987, as applied to such items and in such manner as the Secretary shall provide.

1.7  Adoption Agreement:

The document so designated with respect to this Prototype Plan that is executed by the Employer, as amended from time to time.

1.8  ADP Test:

The Average Deferral Percentage test set forth in Section 3.4.2(B) of the Plan which is used to determine the maximum amount of Highly Compensated Employee deferrals (generally Pre-Tax Contributions) under the Plan.

1.9   Affiliate:

Any corporation or unincorporated trade or business that is:

      (A) the Primary Employer

      (B) a member of a "controlled group of corporations" (within the meaning of Code Section 414(b)) that includes the Primary Employer;

      (C) a member of any trade or business under "common control" (within the meaning of Code Section 414(c)) with the Primary Employer;

      (D) a member of an "affiliated service group" (as that term is defined in Code Section 414(m)) which includes the Primary Employer; or

      (E) any other entity to the extent required to be aggregated with the Employer under Code Section 414(o).

The Plan Administrator will also determine "Affiliate" status in accordance with Code Section 415(h).

1.10  Aggregate Limit:

The limit defined in Section 3.6(C)(iv) for purposes of the Multiple Use Test.

1.11  Annuity Contract:

An individual or group annuity contract issued by an insurance company providing periodic benefits, whether fixed, variable or both, the benefits or value of which a Participant or Beneficiary cannot transfer, sell, assign, discount, or pledge as collateral for a loan or as security for the performance of an obligation, or for any other purpose, to any person other than the issuer thereof. The terms of any annuity contract purchased and distributed by the Plan to a Participant or Spouse shall comply with the requirements of this Plan.

1.12  Average Contribution Percentage or ACP:

For a specified group of eligible Participants for the Plan Year, the average of the Participants' Actual Contribution Percentages determined as provided in
Section 3.6(A)(i)(3) for purposes of the ACP Test.

1.13  Average Deferral Percentage or ADP:

For a specified group of eligible Participants for the Plan Year, the average of the Participants' Actual Deferral Percentages determined as provided in Section 3.4.2(B)(i)(3) for purposes of the ADP Test.

1.14  Beneficiary:

A person, persons, trust or trusts entitled to receive any payment of benefits under Article VII. For purposes of ERISA reporting and disclosure, a Beneficiary becomes entitled to disclosure of relevant Plan documents only upon the Participant's death, or if an individual becomes or is entitled to become an alternate payee under a qualified domestic relations order within the meaning of Code Section 414(p).

1.15  Benefit Commencement Date:

The first day, determined under Article V, for which a Participant or Beneficiary receives or begins to receive payment in any form of distribution as a result of death, Disability, termination of Employment, Early Retirement, Plan termination or upon or after Normal Retirement Age or age 70 1/2.

1.16  Benefiting:

A Participant is treated as benefiting under the Plan for any Plan Year during which the Participant receives or is deemed to receive an allocation of contributions or forfeitures under the Plan. Whether a Participant is treated as benefiting will be determined in accordance with Treas. Reg. Section 1.410(b)-3(a). Individuals who have not elected to make Pre-Tax Contributions, but who are eligible to do so under the Plan, are treated as benefiting under the Plan for purposes of the minimum coverage requirements of Code Section 410(b), the ADP Test and the ACP Test.

1.17  Break in Service:

      (A) General Rule. For purposes of the hourly records method, a 12-consecutive month period (Computation Period) during which the Participant does not complete more than 500 Hours of Service with the Employer. For purposes of the elapsed time method, a Break in Service is a Period of Severance of at least 12 consecutive months.

      (B) Maternity or Paternity Absence - Hourly Records Method. Solely for purposes of determining whether a Break in Service for participation and vesting purposes has occurred in a Computation Period, an individual who is absent from work due to a Maternity or Paternity Absence shall receive credit for the Hours of Service which would have otherwise been credited to the individual but for that absence. In any case in which these hours cannot be determined, the individual shall receive credit for 8 Hours of Service per day of that absence. The Hours of Service credited under this paragraph shall be credited (1) in the Computation Period in which the absence begins if crediting is necessary to prevent a Break in Service in that period, or (2) in all other cases, the following Computation Period. A "Maternity or Paternity Absence" is an individual's absence from work (1) by reason of the pregnancy of the individual;
(2) by reason of the birth of a child of the individual; (3) by reason of the placement of a child with the individual in connection with the adoption of that child by the individual; or (4) for purposes of caring for the child for a period beginning immediately following the child's birth or placement.

      (C) Maternity or Paternity Absence - Elapsed Time Method. For purposes of the elapsed time method, a Period of Severance will not commence if an individual is absent from work by reason of a Maternity or Paternity Absence. Solely for purposes of determining when the individual's Period of Severance begins, the individual will be credited with the 12-consecutive month period beginning on the first anniversary of the first date of such absence. A "Maternity or Paternity Absence" is an individual's absence from work (1) by reason of the pregnancy of the individual; (2) by reason of the birth of a child of the individual; (3) by reason of the placement of a child with the individual in connection with the adoption of that child by the individual; or (4) for purposes of caring for the child for a period beginning immediately following the child's birth or placement.

      (D) USERRA. No Break-in-Service shall occur due to an individual's "qualified military service" (as defined in Code Section 414(u)) if the individual is entitled to reemployment rights under USERRA.

1.18  CODA:

A cash or deferred arrangement under Code Section 401(k) which is part of a profit sharing plan and under which a Participant may elect to make Pre-Tax Contributions in accordance with Section 3.4.1.

1.19  CODA Compensation:

Solely for purposes of determining the Actual Deferral Percentage and the Actual Contribution Percentage, CODA Compensation shall be Compensation either excluding or including Elective Contributions as specified in the Adoption Agreement. If elected by the Primary Employer in the Adoption Agreement, a Participant's CODA Compensation shall, for the Plan Year that includes the Participant's Entry Date, only include Compensation actually paid on and after the Participant's Entry Date (i.e., during the Participant's period of participation). The preceding sentence shall be effective as of the date specified in the section of the Adoption Agreement setting forth the elections with respect to CODA Compensation.

1.20  Code:

The Internal Revenue Code of 1986, as now in effect or as amended from time to time. A reference to a specific provision of the Code shall include such provision and any applicable regulation pertaining thereto.

1.21  Compensation:

Compensation means Compensation as that term is defined in Section 3.9.1(H) of the Plan, subject to any exclusions or limitations elected in the Adoption Agreement and Section 3.1.4 and subject to the further provisions of this
Section 1.21. Unless elected otherwise in the Adoption Agreement by the Primary Employer, and except in the case of Self-Employed Individuals, Compensation shall include only that Compensation which is actually paid to the Participant during the Plan Year.

      (A) Self-Employed Individuals. For a Self-Employed Individual, Compensation means his or her Earned Income which is payable with respect to the Plan Year (even if not actually paid during the Plan Year).

      (B) Elective Contributions. Compensation shall include Elective Contributions unless the Primary Employer elects in the Adoption Agreement not to include Elective Contributions.

      (C) Compensation Limit. For Plan Years beginning on or after January 1, 1994, the annual Compensation of each Participant taken into account for determining all benefits provided under the Plan for any Plan Year shall not exceed $150,000, as adjusted for increases in the cost-of-living in accordance with Code Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any determination period beginning in such calendar year.

      (D) Short Plan Year. If a determination period consists of fewer than 12 months, the annual Compensation limit (described in (C)) is an amount equal to the otherwise applicable annual Compensation limit multiplied by a fraction, the numerator of which is the number of months in the short determination period, and the denominator of which is 12.

      (E) Prior Determination Periods. If Compensation for any prior determination period is taken into account in determining a Participant's allocations for the current Plan Year, the Compensation for such prior determination period is subject to the applicable annual Compensation limit in effect for that prior period. In determining allocations in Plan Years beginning on or after January 1, 1994, the annual Compensation limit in effect for determination periods beginning before that date is $150,000, as adjusted.

      (F) Severance Pay. Compensation for purposes of determining the amount of a Participant's Pre-Tax Contributions shall not include severance pay.

1.22  Computation Period:

      (A) Vesting Computation Period. The Plan Year.

      (B) Eligibility Computation Period. For purposes of determining Years of Service and Breaks in Service, the initial eligibility Computation Period is the 12-consecutive month period beginning on the date the Employee first performs an Hour of Service for the Employer (referred to herein as the "date of hire").

      The succeeding 12-consecutive month periods commence with either (i) or
(ii) below as selected by the Primary Employer in the Adoption Agreement:

         (i)  the first anniversary of the Employee's date of hire.

         (ii) the first Plan Year which commences before the first anniversary of the Employee's date of hire (regardless of whether the Employee is entitled to be credited with 1,000 Hours of Service during the initial Eligibility Computation Period). An Employee who is credited with 1,000 Hours of Service in both the initial Eligibility Computation Period and the first Plan Year which commences before the first anniversary of the Employee's initial Eligibility Computation Period will be credited with two Years of Service for purposes of eligibility to participate.

The same Eligibility Computation Period must be used for determining both Years of Service and Breaks in Service.

      (C) Computation Period Change. When a Plan amendment changes the Plan's eligibility Computation Period, an Employee who completes at least 1,000 Hours of Service in both the last pre-amendment Computation Period and the first post-amendment Computation Period under the Plan will be credited with two Years of Service. The last pre-amendment Computation Period will end during the first post-amendment Computation Period under the Plan as amended.

1.23  Defined Benefit Plan:

A plan of the type defined in Code Section 414(j) maintained by the Employer and any Affiliate, as applicable.

1.24  Defined Contribution Plan:

A plan of the type defined in Code Section 414(i) maintained by the Employer and any Affiliate, as applicable.

1.25  Disability:

Unless elected otherwise by the Primary Employer in the Adoption Agreement, the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The permanence and degree of such impairment shall be supported by medical evidence. In all events, the final determination of whether an individual has incurred a Disability for purposes of this Plan shall be made by the Plan Administrator in its discretion.

1.26  Distributee:

For purposes of distributing Eligible Rollover Distributions, a Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's Surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are Distributees with regard to the interest of the Spouse or former Spouse.

1.27  Early Retirement:

An actively employed Participant's retirement upon satisfaction of the requirements set forth in the Adoption Agreement for Early Retirement.

1.28  Early Retirement Date:

The Participant's Benefit Commencement Date following his or her Early Retirement and before his or her attainment of Normal Retirement Age.

1.29  Earned Income:

The "net earnings from self-employment" in the trade or business with respect to which the Plan is established, for which personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by contributions by the Employer to a Qualified Plan to the extent deductible under Code Section 404. Net earnings shall be determined with regard to the deduction allowed to the taxpayer by Code
Section 164(f) for taxable years beginning after December 31, 1989.

1.30  Election Period:

If this Plan is subject to the qualified pre-retirement survivor annuity requirements, the Election Period is the period that begins on the first day of the Plan Year in which the Participant attains age 35 and ends on the date of the Participant's death. If a Participant separates from service before the first day of the Plan Year in which he or she attains age 35, with respect to the Account Balance as of the date of separation, the Election Period shall begin on the date of separation.

1.31  Elective Contributions:

Any amount that is contributed by the Employer under a salary reduction agreement with an Employee and that is not includible in the Employee's gross income by reason of Code Sections 125 (cafeteria plan deductions), 402(e)(3) (Pre-Tax Contributions), 402(h)(1)(B) (certain pre-tax deferrals to a simplified employer pension plan) or 403(b) (certain Employee deferrals under a tax deferred annuity). In addition, the term Elective Contributions shall include elective amounts that are not includible in the gross income of the Employee by reason of Code Section 132(f)(4) (qualified transportation fringe benefits), effective for years after December 31, 1997, except as otherwise elected by the Primary Employer in the Adoption Agreement.

1.32  Eligible Employees:

Those Employees specified in the Adoption Agreement. An individual, other than a Leased Employee, shall only be treated as an Eligible Employee if he or she is reported on the payroll records of an Employer or an Affiliate as a common law employee. Unless otherwise elected by the Primary Employer in the Adoption Agreement for a nonstandardized plan, the term "Eligible Employee" does not include any other common law employee, any Leased Employee, or any individual classified by his or her Employer as a Temporary Employee, as defined in Section
1.99. It is expressly intended that individuals not treated as common law employees by the Employer or an Affiliate on their payroll records are to be excluded from Plan participation even if a court or administrative agency later determines that such individuals are common law employees and not independent contractors.

1.33  Eligible Retirement Plan:

For purposes of the Direct Rollover requirements of Section 6.4 and Rollover Contributions to this Plan, the term Eligible Retirement Plan means an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), including this Plan, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to a Surviving Spouse, an Eligible Retirement Plan is only an individual retirement account or individual retirement annuity.

1.34  Eligible Rollover Distribution:

An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee from an Eligible Retirement Plan, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9) (minimum required distribution); any hardship distribution of pre-tax elective contributions described in Section 401(k)(2)(B)(i)(iv) received after December 31, 1998 (or after a later date, not later than December 31, 1999 as the Primary Employer selects in the Adoption Agreement in accordance with IRS Notice 99-5); the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities); and any other distribution determined not to be an eligible rollover distribution under the Code, IRS regulations, or other IRS guidance. For purposes of determining whether distributions from this Plan are Eligible Rollover Distributions, any distribution(s) that is(are) reasonably expected to total less than $200 during a year shall not be treated as Eligible Rollover Distributions. In all events, distributions of Excess Amounts (defined in Section 3.9.1), Excess Aggregate Contributions, Excess Contributions, and Excess Pre-Tax Contributions are not Eligible Rollover Distributions.

1.35  Employee:

A Self-Employed Individual, or any common law employee of the Employer maintaining the Plan or of any Affiliate. The term "Employee" also shall include any Leased Employee deemed to be an Employee of any Affiliate as provided in Code Sections 414(n) or (o). If elected by the Primary Employer in the Adoption Agreement, the term Employee may include individuals who would be Leased Employees but for the fact that they have not performed services for an Employer on a substantially full time basis for a period of a year. Notwithstanding the preceding sentences, a Leased Employee shall not be considered an Employee of the recipient Employer if: (A) such Employee is covered by a money purchase pension plan (maintained by the "leasing organization" referred to in Section 1.57) providing (1) a nonintegrated Employer contribution rate of at least 10% of compensation, as defined in Code Section 415(c)(3), (2) immediate participation, and (3) full and immediate vesting and (B) such Leased Employees do not constitute more than 20% of the Employer's and Affiliates' nonhighly compensated recipient workforce. The term "Employee" does not include any independent contractor. For purposes of applying the testing and tax-qualification requirements of the Code, all Employees will be treated as employed by a single Employer. An individual is not an Employee entitled to additional Pre-Tax Contributions after the individual has ceased to provide services as an Employee of an Employer (i.e. the individual is not expected to resume providing services as an Employee of an Employer).

1.36  Employee After-Tax Contribution:

Any contribution made to the Plan by or on behalf of a Participant that is included in the Participant's gross income in the year in which made and that is maintained under a separate account to which earnings and losses are allocated.

1.37  Employee After-Tax Election:

The election by a Participant, including a negative election, to make Employee After-Tax Contributions in accordance with Section 3.2.

1.38  Employer:

The sole proprietorship, partnership or corporation that adopts the Plan with the consent of the Primary Employer and by executing the Adoption Agreement. Only an Affiliate of the Primary Employer may be an Employer with respect to a plan adopted by the Primary Employer./1/ Upon and by adoption of this Plan, each Employer shall delegate authority to amend the Plan to the Primary Employer.

1.39  Employer Account:

The Participant's Matching Contributions Account, Profit Sharing Contributions Account, Money Purchase Contributions Account, Target Benefit Contributions Account, Safe Harbor Matching Contributions Account, Safe Harbor Nonelective Contributions Account, Qualified Matching Contributions Account and Qualified Nonelective Contributions Account, as the case may be.

1.40  Employer Derived Account Balance:

The portion of the Account Balance derived from Profit Sharing Contributions, Target Benefit Contributions, Money Purchase Contributions, Matching Contributions, Prevailing Wage Contributions, Safe Harbor Matching Contributions Account, Safe Harbor Nonelective Contributions Account, Qualified Matching Contributions, Qualified Nonelective Contributions, and Pre-Tax Contributions.

1.41  Employment:

An Employee's employment or self-employment with the Employer, Affiliate or a "leasing organization" referred to in Section 1.57 or, to the extent required under Code Section 414(a)(2) or as otherwise specified by the Plan Administrator, in its discretion (and not in violation of ERISA or the Code), any predecessor of any of them. If any of them maintains a plan of a Predecessor Employer, employment or self-employment with the Predecessor Employer will be treated as Employment. Additionally, if the trade or business conducted by a Self-Employed Individual becomes incorporated, all employment with that trade or business or with any Affiliate shall be treated as Employment with the Employer.

1.42  Entry Date:

The date on which an Eligible Employee becomes a Participant as specified in the Adoption Agreement.

1.43  ERISA:

The Employee Retirement Income Security Act of 1974, as amended from time to time. Reference to a specific provision of ERISA shall include such provision and any applicable regulation pertaining thereto.

1.44  Excess Aggregate Contributions:

The excess of a Highly Compensated Employee's aggregate ACP Contribution Amounts (as defined in Section 3.6(A)(i)(2) of the Plan) over the amounts permitted by the ACP Test, as determined under Section 3.6(A).

__________________
/1/ This Plan may not be both a multiple employer Plan and a Master or Prototype Plan.

1.45  Excess Contributions:

The excess of a Highly Compensated Employee's aggregate ADP Contribution Amounts (as defined in Section 3.4.2(B)(i)(2) of the Plan) over the amount permitted by the ADP Test, as determined under Section 3.4.2(B).

1.46  Excess Pre-Tax Contributions:

Those Pre-Tax Contributions that are includible in a Participant's gross income because and to the extent such Participant's Pre-Tax Contributions for a calendar year exceed the dollar limitation on those contributions under Code
Section 402(g). Excess Pre-Tax Contributions shall be treated as Annual Additions under the Plan, unless such amounts are distributed no later than the first April 15th following the close of the calendar year in which the Excess Pre-Tax Contributions were made and in accordance with the procedures set forth in Section 3.4.2(A).

1.47  Fully Vested Separation:

Termination of Employment, as described in Section 4.1.2 or by a reason other than death, when the Participant's vested percentage in his or her Account is 100%.

1.48  Group Trust:

A Trust Fund consisting of assets of any Plan maintained and established by the Employer or an Affiliate under Section 10.13.

1.49  Highly Compensated Employee:

The term Highly Compensated Employee includes highly compensated active Employees and highly compensated former Employees.

      (A) Highly Compensated Active Employee. Effective for years beginning after December 31, 1996, the term Highly Compensated Employee means any Employee who: (i) was a 5-percent owner at any time during the determination year or the look-back year, or (ii) for the look-back year had Compensation from the Employer in excess of $80,000 and, if elected by the Primary Employer in the Adoption Agreement, was in the top-paid group for the look-back year. The $80,000 amount is adjusted by the Adjustment Factor.

      For this purpose the applicable year of the Plan for which a determination is being made is called a determination year and the preceding 12-month period is called a look-back year. If, as provided in the Adoption Agreement, the Primary Employer makes a calendar year data election, the calendar year beginning with or within the look-back year is treated as the Employer's look-back year for purposes of determining whether an Employee is a Highly Compensated Employee on account of the Employee's Compensation for a look-back year under Section 414(q)(1)(B). A calendar year data election, once made, applies for all subsequent determination years unless changed by the Employer. A calendar year data election made does not apply in determining whether the Employer's employees are Highly Compensated Employees under Code Section 414(q)(1)(A) on account of being 5-percent owners.

      (B) Highly Compensated Former Employee. A highly compensated former Employee includes any Employee who terminated Employment (or was deemed to have terminated) prior to the Plan Year, performs no service for the Employer or Affiliate during the Plan Year, and was a highly compensated active Employee for either the separation year or any Plan Year ending on or after the Employee's 55th birthday. Whether a former Employee is a highly compensated former Employee is based on the rules applicable to determining highly compensated Employee status as in effect for that determination year, in accordance with Temp. Treas.

Reg. Section 1.414(q)-1T, A-4, Notice 97-45, and any additional guidance issued by the IRS under Code Section 414(q).

       (C) Rules of Construction. The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group and the Compensation that is considered will be made in accordance with the Adoption Agreement and all applicable guidance issued by the IRS under Code Section 414(q). In determining whether an Employee is a Highly Compensated Employee for years beginning in 1997, the amendments to Code Section 414(q) stated above are treated as having been in effect for years beginning in 1996.

1.50   Hour of Service:

       (A) Hourly Records Method. If the Primary Employer elects the hourly records method in the Adoption Agreement, an Hour of Service shall include:

              (i) Hours for Performance of Duties. Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours will be credited to the Employee for the Computation Period in which the duties are performed; and

              (ii) Hours for Time During Which no Duties Performed. Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including Disability), layoff, jury duty, military duty, or leave of absence. No more than 501 Hours of Service will be credited under this paragraph for any single continuous period (whether or not such period occurs in a single Computation Period). Hours under this paragraph will be calculated and credited under Section 2530.200b-2 of the Department of Labor Regulations which is incorporated herein by this reference; and

              (iii) Hours for Back Pay. Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service will not be credited both under subparagraph
(i) or subparagraph (ii), as the case may be, and under this subparagraph (iii). These hours will be credited to the Employee for the Computation Period or periods to which the award or agreement pertains rather than the Computation Period in which the award, agreement or payment is made.

       (B) Controlled Group Rules. Hours of Service will be credited for Employment with the Employer and its Affiliates.

       (C) Equivalencies. If elected by the Primary Employer in the Adoption Agreement, the determination the number of Hours of Service earned in a Computation Period may be based on the equivalencies specified in the Adoption Agreement instead of counting the actual number of Hours of Service performed.

       (D) Elapsed Time Method. If the Primary Employer elects the elapsed time method in the Adoption Agreement, an Hour of Service is an hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer or an Affiliate.

       (E) Leased Employees. With respect to both the hourly records method and the elapsed time method, in addition to service with an Affiliate, Hours of Service will also be credited for any individual considered an Employee for purposes of this Plan to the extent required under Code Section 414(n) (with respect to Leased Employees).

1.51   Immediately Distributable:

For purposes of determining whether a Participant's consent is legally required before a distribution may be made from the Plan, a Participant's Account is "Immediately Distributable" during the period prior to the date the Participant attains (or would have attained if not deceased) the later of Normal Retirement Age or age 62. (The term "Immediately Distributable" only refers to the period during which the law requires the Plan to obtain Participant consent to a distribution. Nevertheless, distributions under this Plan will only be made on request by a Participant or Beneficiary (if applicable) unless the Plan is otherwise required to distribute the Participant's benefit by law.)

1.52   Integration Level:

The "Integration Level" described in the Adoption Agreement, is the dollar amount at or below which the rate of contributions or benefits (expressed as a percentage of Compensation) is less than the rate of contributions above that dollar amount. The term "Integration Level" is only operative for Plan purposes if the Plan is integrated with Social Security. If an integrated Employer profit sharing, money purchase pension, or target benefit contribution is made for a short Plan Year, the Integration Level used for purposes of determining and allocating such contribution shall equal the otherwise applicable Integration Level multiplied by a fraction, the numerator of which is the number of months in the Plan Year and the denominator of which is 12.

1.53   Investment Committee:

The investment committee appointed by the Primary Employer in accordance with
Article X.

1.54   Investment Manager:

Any person appointed by the Trustee or, with respect to Participant-Directed Assets, by the Participant or Beneficiary having the power to direct the investment of such assets, to serve as such in accordance with Section 10.8.

1.55   IRS:

The Internal Revenue Service.

1.56   Key Employee:

Any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the "determination period" was:

       (A) an officer of the Primary Employer or Affiliate, if such individual's annual Compensation exceeds 50% of the dollar limitation under Code
Section 415(b)(1)(A) (the Defined Benefit Plan dollar limitation);

       (B) an owner (or considered an owner under Code Section 318) of one of the ten largest interests in the Primary Employer or Affiliate if such individual's Compensation exceeds 100% of the dollar limitation under Code
Section 415(c)(1)(A) (the Defined Contribution Plan dollar limitation);

       (C) a "5% owner" (as defined in Code Section 416(i)) of the Employer or Affiliate; or

       (D) a "1% owner" (as defined in Code Section 416(i)) of the Employer or Affiliate who has annual Compensation of more than $150,000 as adjusted.

Annual Compensation means Compensation as defined in the Adoption Agreement, but including Elective Contributions. The "determination period" is the Plan Year containing the "determination date" and the four preceding Plan Years. The "determination date" for the first Plan Year is the last day of that Plan Year, and for any subsequent Plan Year is the last day of the preceding Plan Year. The determination of who is a Key Employee will be made in accordance with Code
Section 416(i) and is used in accordance with the provisions in Article 4.4.

1.57   Leased Employee:

Effective for Plan Years beginning after December 31, 1996, any person (other than an Employee of the recipient Employer or Affiliate) who, under an agreement between the recipient Employer or Affiliate and any other person (the "leasing organization") has performed services for the recipient Employer or Affiliate (or for the Employer or Affiliate and "related persons" determined in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one year. In addition, those services must be performed under the primary direction or control of the recipient. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient Employer or Affiliate shall be treated as provided by the recipient Employer. Solely for purposes of excluding Leased Employees from the definition of Eligible Employee, individuals who would be Leased Employees but for the fact that they have not performed services for an Employer on a substantially full time basis for a period of at least one year shall be treated as Leased Employees.

1.58   Life Annuity:

An annuity payable in equal installments for the life of the Participant that terminates upon the Participant's death.

1.59   Limitation Compensation:

Limitation Compensation, as defined in Section 3.9.1(H), used for purposes of the Annual Additions limitation of Code Section 415 and Plan Section 3.9.

1.60   Limitation Year:

A Plan Year, calendar year or the 12-consecutive month period elected by the Primary Employer in the Adoption Agreement used for purposes of the Annual Additions limitation of Code Section 415. All Qualified Plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different 12-consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

1.61   Master or Prototype Plan:

A plan the form of which is the subject of a favorable opinion letter from the IRS as a master or prototype plan.

1.62   Matching Contribution:

An Employer contribution made to this or any other Defined Contribution Plan on behalf of a Participant, or on account of a Participant's Pre-Tax Contributions and/or Employee After-Tax Contributions, as applicable, under a plan maintained by the Employer.

1.63   Net Profits:

The current and accumulated profits of the Employer from the trade or business of the Employer with respect to which the Plan is established, as determined by the Employer before deductions for federal, state and local taxes on income and before contributions under the Plan or any other Qualified Plan.

1.64   Nonhighly Compensated Employee:

An Employee of the Employer who is not a Highly Compensated Employee.

1.65   Nonvested Separation:

Termination of Employment of a Participant whose vested percentage in his or her Employer Derived Account Balance is 0% and who has not had Pre-Tax Contributions made to the Plan.

1.66   Normal Retirement Age:

The age selected by the Primary Employer in the Adoption Agreement. If the Employer enforces a mandatory retirement age, the Normal Retirement Age is the lesser of that mandatory age or the age specified in the Adoption Agreement.

1.67   Original Plan Effective Date:

In the case of a Plan that adopts the Profit Sharing Plan with CODA Adoption Agreement, the Original Plan Effective Date is the first day of the Plan Year in which occurs the earliest effective date for any Plan feature, as specified in the Adoption Agreement, except as otherwise required by law. In the case of a Plan that adopts any other permissible Adoption Agreement, the Original Plan Effective Date is the first day of the Plan Year in which the Plan is adopted. Separately, various provisions of the Plan may be effective on dates other than the Original Plan Effective Date or the Restatement Effective Date, as provided herein, in the Adoption Agreement, or as required by law.

1.68   Owner-Employee:

An individual who is a sole proprietor, or a partner owning more than 10% of either the capital interest or the profits interest in the partnership.

1.69   Paired Plans:

Two Defined Contribution Plans or one or two Defined Contribution Plans and one Defined Benefit Plan, provided that all such plans use the format of this Prototype Plan or the Merrill Lynch Defined Benefit Plan and Trust.

1.70   Partially Vested Separation:

Termination of Employment of a Participant whose vested percentage in his or her Employer Derived Account Balance is less than 100% but greater than 0%.

1.71   Participant:

An Employee who has commenced, but not terminated, participation in the Plan as provided in Article II. An "Active Participant" is a Participant who is an Eligible Employee. An "Inactive Participant" is a Participant who has terminated employment or a Participant who is no longer an Eligible Employee but still maintains a vested Account Balance.

1.72   Participant-Directed Assets:

The assets of an Account which are invested, as described in Section 10.5, according to the direction of the Participant or the Participant's Beneficiary, as the case may be, in either individually selected investments, commingled funds or in shares of regulated investment companies.

1.73   Period of Severance:

For purposes of the elapsed time method, a Period of Severance is a continuous period of time during which the Employee is not employed by the Employer. Such period begins on the date the Employee retires, quits, is discharged, or dies or, if earlier, the first 12-month anniversary of the date on which the Employee was otherwise absent from service. No Period of Severance shall occur due to an individual's "qualified military service" (as defined in Code Section 414(u)) if the individual is entitled to reemployment rights under USERRA.

1.74   Plan:

The plan established by the Primary Employer in the form of this Prototype Plan and the applicable Adoption Agreement signed and dated by each Employer. The Plan shall have the name specified in the Adoption Agreement.

1.75   Plan Administrator:

The Plan Administrator is the Primary Employer, unless otherwise specified by duly authorized action by the Primary Employer, including through a designation in the Adoption Agreement.

1.76   Plan Year:

Each 12-consecutive month period ending on the date specified in the Adoption Agreement, during any part of which the Plan is in effect. Notwithstanding the preceding sentence, the Plan Year in which the Plan is terminated shall end on the effective date of such termination. In addition, if the Primary Employer amends the Plan Year, the new Plan Year must begin on a date within the Plan Year in which the amendment is made. Then, there shall be a short Plan Year ending immediately before the beginning of the first day of the subsequent new Plan Year. The new Plan Year shall then be each 12 consecutive month period thereafter.

1.77   Predecessor Employer:

A "predecessor employer" within the meaning of Code Section 414(a)(1) which requires Employees to be credited for service with prior employers under certain circumstances.

1.78   Predecessor Employer Service:

Service with a Predecessor Employer, as described in Section 1.106(C).

1.79   Pre-Tax Contributions:

Any contributions made to the Plan at the election of the Participant, in lieu of cash compensation, and including contributions made under a salary reduction agreement or other deferral mechanism. With respect to any calendar year, for purposes of Code Section 402(g), a Participant's Pre-Tax Contribution is the sum of all contributions made on behalf of such Participant under an election to defer under any qualified CODA described in Code Section 401(k), any salary reduction simplified employee pension plan described in Code Section 408(k)(6), any SIMPLE IRA Plan described in Code Section 408(p), any eligible deferred compensation plan under Code
Section 457, any plan described under Code Section 501(c)(18), and any contributions made on the behalf of a Participant for the purchase of any annuity contract under Code Section 403(b) under a salary reduction agreement. Pre-Tax Contributions shall not include any deferrals properly distributed as Excess Amounts under Section 3.9.2 and are limited by Code Section 402(g) (See
Section 3.4.2).

1.80  Pre-Tax Election:

The election by a Participant, including through automatic enrollment (a "negative election"), to make Pre-Tax Contributions in accordance with Section 3.4.1.

1.81  Prevailing Wage Contribution:

A prevailing wage contribution made in this Plan or any other Qualified Plan under Section 3.15.

1.82  Primary Employer:

The Employer designated in the Adoption Agreement as the "Primary Employer."

1.83  Prototype Plan:

The Merrill Lynch Special/Flexible Prototype Defined Contribution Plan and Trust set forth in this document, as amended or restated from time to time.

1.84  Qualified Joint and Survivor Annuity:

The joint and survivor annuity required to be offered when benefits are to be distributed under a Qualified Plan that is subject to the joint and survivor annuity requirements of Code Section 417. In the case of a married Participant, the qualified joint and survivor annuity is an immediate annuity for the life of the Participant with a survivor annuity continuing after the Participant's death to the Participant's Surviving Spouse. The annuity payable to the Surviving Spouse for his or her life equals 50% of the amount of the annuity payable during the joint lives of the Participant and such Surviving Spouse. The qualified joint and survivor annuity must be the actuarial equivalent of a single life annuity that could be provided for the Participant under an Annuity Contract purchased with the aggregate vested Account Balances of the Participant's Accounts at the Benefit Commencement Date. In the case of an unmarried Participant, the qualified joint and survivor annuity shall be an immediate annuity for the life of the Participant.

1.85  Qualified Matching Contributions:

Matching Contributions, which the Plan Administrator designates as Qualified Matching Contributions, made by the Employer and allocated to Participants' accounts that a Participant may not elect to receive in cash until distributable from the Plan; that are nonforfeitable when made; and that are distributable only in accordance with the distribution provisions that are applicable to Pre-Tax Contributions (other than the hardship withdrawal provisions). Qualified Matching Contributions may not be withdrawn on account of a hardship.

1.86  Qualified Nonelective Contributions:

Contributions (other than Matching Contributions, Safe Harbor Matching Contributions or Qualified Matching Contributions), which the Plan Administrator designates as Qualified Nonelective Contributions, made by the Employer and allocated to Participants' accounts that a Participant may not elect to receive in cash until distributed from the Plan; that are nonforfeitable when made; and that are distributable only in accordance with the distribution provision that are applicable to Pre-Tax Contributions (other than the hardship withdrawal provisions). Qualified Nonelective Contributions may not be withdrawn on account of a hardship.

1.87  Qualified Plan:

A Defined Benefit Plan or Defined Contribution Plan which has been determined to meet the tax qualification requirements of Code Section 401(a).

1.88  Qualifying Employer Securities:

A security issued by an Employer which is (i) stock; (ii) a marketable obligation within the meaning of ERISA Section 407(e), (iii) an interest in a publicly traded partnership (as defined in Code Section 7704(b)) but only if such partnership is an existing partnership as defined in Section 10211(c)(2)(A) of the Revenue Act of 1987 (Public Law 100-203); and (iv) otherwise a "qualifying employer security" as defined in ERISA Section 407(d).

1.89  Qualified Voluntary Employee Contributions (QVECs):

Qualified voluntary employee contributions made in accordance with former Code
Section 219 that constitute accumulated deductible employee contributions within the meaning of Code Section 72(o)(5)(B).

1.90  Restatement Effective Date:

The effective date of the amendment and restatement of this Plan, if any, as set forth in the Adoption Agreement.

1.91  Rollover Contribution:

A contribution under Section 3.3 that is a contribution of an Eligible Rollover Distribution (defined in Section 1.34) to the Trustee by the Participant on or before the 60th day after the Participant received the Eligible Rollover Distribution or the contribution of the Eligible Rollover Distribution by the Trustee of another Eligible Retirement Plan in the form of a direct transfer under Code Section 401(a)(31).

1.92  Secretary:

The Secretary of the United States Treasury.

1.93  Self-Employed Individual:

An individual who has Earned Income for the taxable year from the trade or business for which the Plan is established or an individual who would have had Earned Income but for the fact that the trade or business had no Net Profits for the taxable year.

1.94  Social Security Retirement Age:

Age 65 in the case of a Participant attaining age 62 before January 1, 2000 (i.e., born before January 1, 1938), age 66 for a Participant attaining age 62 after December 31, 1999, and before January 1, 2017 (i.e., born after December 31, 1937, but before January 1, 1955), and age 67 for a Participant attaining age 62 after December 31, 2016 (i.e., born after December 31, 1954) or such other age as specified in the Social Security Act.

1.95  Sponsor:

Merrill Lynch, Pierce, Fenner & Smith, Incorporated and any successor thereto.

1.96  Spouse:

The person legally married to a Participant (pursuant to local law where the Participant resides, but not in violation of federal law)./2/ In addition, a Participant's spouse or former spouse will be treated as the Participant's Spouse to the extent provided under a "qualified domestic relations order" (or a "domestic relations order" treated as such) as described in Code Section 414(p).

1.97  Surviving Spouse:

The Participant's Spouse on the earliest of:

      (A) the date of the Participant's death;

      (B) the Participant's Benefit Commencement Date; or

      (C) the date on which an Annuity Contract is purchased for the Participant providing benefits under the Plan.

A Participant's former Spouse will be treated as the Participant's Surviving Spouse and a Participant's current Spouse will not be treated as the Participant's Surviving Spouse to the extent provided under a "qualified domestic relations order" (or a "domestic relations order" treated as such) as described in Code Section 414(p).

1.98  Taxable Wage Base:

The contribution and benefit base under Section 230 of the Social Security Act at the beginning of the Plan Year, as adjusted in accordance with the Social Security Act.

1.99  Temporary Employee:

Any Employee employed on a temporary or periodic basis by an Employer where such Employee from time to time accepts, at his discretion, job assignments having a fixed and limited duration, such as (but not limited to) special projects to cover unusual or cyclical employment needs at potentially varying rates of compensation with each job assignment and who is classified in the Employer's records as a "temporary employee."

1.100 Trust:

The trust established under the Plan to which Plan contributions are made and in which Plan assets are held. Any reference in this Plan to the "Trust" or "Trust Agreement" shall refer to the applicable trust provisions of this Plan.

1.101 Trust Fund:

The assets of the Trust held by or in the name of the Trustee.

-----------------
/2/ For example, under the "Defense of Marriage Act" (P.L. 104-199) for purposes of federal law, "the word `marriage' means only a legal union between one man and one woman as husband and wife, and the word `spouse' refers only to a person of the opposite sex who is a husband or a wife."

1.102 Trustee:

The person(s) appointed as Trustee(s) under Article X and any successor
Trustees.

1.103 USERRA:

The Uniformed Services Employment and Reemployment Rights Act of 1994.

1.104 Valuation Date:

Each business day of the Plan Year, unless otherwise specified in the Adoption Agreement by the Primary Employer, or determined under Section 10.6, if applicable.

1.105 Vesting Service:

The Years of Service credited to a Participant under Article IV for purposes of determining the Participant's vested percentage in his or her Account established for the Participant.

1.106 Years of Service:

      (A) Hourly Records Method. If the Primary Employer elects the hourly records method in the Adoption Agreement, an Employee shall be credited with one Year of Service for each Computation Period in which he or she has 1,000 Hours of Service.


      (B) Elapsed Time Method. If the Primary Employer elects the elapsed time method in the Adoption Agreement, the Employee's Years of Service shall be a span of service equal to the sum of:

            (i) the period commencing on the date the Employee first performs an Hour of Service and ending on the date he or she quits, retires, is discharged, dies, or if earlier, the 12-month anniversary of the date on which the Employee was otherwise first absent from service (with or without pay) for any other reason; and

            (ii) (1) if the Employee quits, retires, or is discharged, the period commencing on the date the Employee terminated his or her Employment and ending on the first date on which he or she again performs an Hour of Service, if such date is within 12 months of the date on which he or she last performed an Hour of Service; or

                 (2) if the Employee is absent from work for any other reason and, within 12 months of the first day of such absence, the Employee quits, retires, dies, or is discharged, the period commencing on the first day of such absence and ending on the first day he or she again performs an Hour of Service if such day is within 12 months of the date his or her absence began.

      (C) Predecessor Employer Service. With respect to both the elapsed time method and the hourly records method, service with a Predecessor Employer, determined in the manner in which the rules of this Plan would have credited such service had the Participant earned such service under the terms of this Plan, must be included in Years of Service, as required by Code Section 414(a)(1) and Code Section 414(a)(2) or as elected in the Adoption Agreement by the Primary Employer. If the Employer maintains the plan of a Predecessor Employer, service with such Employer will be treated as service for the Employer.

      (D) Hourly Record to Elapsed Time Transition. If the Plan's method of determining service changes from the hourly records method to the elapsed time method, the Employee shall receive credit for a period of service consisting of:
(i) a number of Years of Service equal to the number of Years of Service credited to the

Employee before the Computation Period during which the change occurred; and
(ii) the greater of (1) the period of service that would be credited to the Employee under the elapsed time method for his service during the entire Computation Period in which the change occurs or (2) the service taken into account under the hourly records method as of the date of the change. In addition, the Employee shall receive credit for service subsequent to the change commencing on the day after the last day of the Computation Period in which the change occurs.

      (E) Elapsed Time to Hourly Records Transition. If the Plan's method of determining service changes from the elapsed time method to the hourly records method -- (i) the Employee shall receive credit as of the date of the change for a number of Years of Service equal to the number of 1-year periods of service credited to the Employee as of the date of the change; and (ii) the Employee shall receive credit, in the Computation Period which includes the date of the change, for a number of Hours of Service determined by applying the equivalency method based on the Employees' payroll frequency. If the Employee is paid on either a daily, weekly or bi-weekly basis, the Employee shall be credited with 45 Hours of Service for each week if under Section 1.50 of the Plan such Employee would be credited with at least 1 Hour of Service during the week. If the Employee is paid on a semi-monthly or monthly basis, the Employee shall be credited with 180 Hours of Service for each month if under Section 1.50 of the Plan such Employee would be credited with at least 1 Hour of Service during the month.

                                   ARTICLE II
                                  PARTICIPATION

2.1   Admission as a Participant:

2.1.1 General Rules:

An Eligible Employee shall become a Participant on the Entry Date on or next following the date on which he or she meets the participation requirements specified in the Adoption Agreement; provided, however that:

      (A) an Eligible Employee who meets the participation requirements when the Plan is adopted shall become a Participant as of such date;

      (B) an Eligible Employee who meets the participation requirements of a plan that is restated and/or amended to become this Plan shall become a Participant as of the date this Plan is amended and/or restated; and

      (C) if a participation waiver is elected by the Primary Employer in the Adoption Agreement, an Eligible Employee shall become a Participant on the date specified in the Adoption Agreement, without regard to the otherwise applicable participation requirements.

2.1.2 Changes in Employment Status:

      (A) An Employee who did not become a Participant on the Entry Date coincident with or next following the day on which he or she met the participation requirements because he or she was not then an Eligible Employee shall become eligible to be a Participant on the first day on which he or she again becomes an Eligible Employee unless determined otherwise in accordance with Section 2.3.1 of the Plan.

      (B) If a Participant is no longer an Eligible Employee, he or she is no longer eligible to share in contributions made by the Employer or participate in any Pre-Tax or Employee After-Tax Contribution provisions of the Plan. If such an ineligible Employee has not incurred a Break in Service, such Employee will become a Participant immediately upon returning to an eligible class of Employees. If such an individual incurs a Break in Service, eligibility will be determined under Section 2.3. If an Employee who is not an Eligible Employee becomes an Eligible Employee, such Employee will become eligible to be a Participant immediately upon becoming an Eligible Employee if he or she has satisfied the participation requirements of Section 2.1.1.

2.1.3    Pre-Tax and After-Tax Elections:

If the Plan includes a Pre-Tax or Employee After-Tax feature, in addition to the participation requirements set forth in Section 2.1.1 and Section 2.1.2, an Eligible Employee shall become a Participant upon filing his or her Pre-Tax Election or Employee After-Tax Election with the Plan Administrator (or, if elected by the Primary Employer in the Adoption Agreement, the date an Employee is deemed to make such election (an automatic enrollment) and such automatic enrollment shall be administered consistently with Internal Revenue Service Revenue Ruling 2000-8 and any other such related guidance issued by the Internal Revenue Service). An election shall not be required if the Employer has elected to make contributions to a Pre-Tax Account or an After-Tax Account with respect to all Participants under an automatic enrollment option.

2.1.4    Amendment to Age and Service Requirements:

If the Plan's age and/or service requirements for eligibility are amended, an Employee who satisfied the pre-amendment age and service requirements before the date of the amendment shall be deemed to satisfy the post-amendment age and service requirements.

2.1.5    Amendment to Entry Date:

A change to the Plan's Entry Date (including a change caused by a change in Plan
Year) shall not cause any Participant to lose his or her Participant status or postpone the participation of any Eligible Employee beyond the date required under Code Section 410(a)(1). (Code Section 410(a)(1) generally requires that an Eligible Employee who has satisfied the Plan's minimum age and service requirements must be allowed to commence participation in the Plan no later than the earlier of: (A) the first day of the first Plan Year beginning after the date on which such Employee satisfied such requirements, or (B) the date six months after the date on which the Employee satisfied such requirements.)

2.2      Rollover Membership:

An Eligible Employee who makes a Rollover Contribution (under Section 3.3) shall become a Participant as of the date of such contribution or transfer even if he or she had not previously become a Participant. However, such an Eligible Employee will become a Participant only for the purposes of such Rollover Contribution and shall not be eligible to share in contributions made by the Employer or participate in any Pre-Tax or Employee After-Tax Contribution provisions of the Plan until he or she has become a Participant in accordance with the eligibility requirement of Section 2.1. An Eligible Employee who is a Participant only for purposes of a Rollover Contribution is not taken into account for purposes of the ADP Test or the ACP Test.

2.3      Crediting of Service for Eligibility Purposes - Breaks in Service:

2.3.1    Non-Vested Employees' Pre-Break Service:

         (A) For purposes of eligibility to participate, an Eligible Employee who is reemployed after a Nonvested Separation will not retain credit for his or her Years of Service earned prior to a period of five consecutive one-year Breaks in Service.

         (B) If an Employee's Years of Service are disregarded under (A) above, such Employee will be treated as a new Employee for eligibility purposes upon his or her reemployment.

         (C) If an Employee's Years of Service may not be disregarded under (A) above, and if the Employee was not a Participant upon his or her prior Nonvested Separation, and the Employee is an Eligible Employee upon his or her reemployment, the Eligible Employee shall become a Participant in accordance with the participation requirements of Section 2.1 taking into account his or her pre-Break Service in Years of Service.

         (D) If an Employee's Years of Service may not be disregarded under (A) above, and the Employee was a Participant upon his or her prior Nonvested Separation, such Participant shall continue to be eligible to participate in the Plan immediately upon reemployment.

2.3.2    Vested Participants Retain Service:

For purposes of eligibility to participate, a Participant who is reemployed after a Fully Vested Separation or Partially Vested Separation shall retain credit for his or her Years of Service prior to such termination of Employment without regard to the length of his or her absence from Employment. If such Participant returns to Employment, he or she shall become eligible to participate immediately upon reemployment.

2.4      Termination of Participation:

A Participant shall cease to be a Participant:

         (A) upon his or her death;

         (B) upon the payment to him or her of all nonforfeitable benefits due to him or her under the Plan, whether directly or by the purchase of an Annuity Contract; or

         (C) upon his or her Nonvested Separation.

2.5      Corrections with Regard to Participation:

If an error is made with regard to any individual's participation in the Plan, the error may be corrected as provided in this Section 2.5.

2.5.1    Omission of Participant:

If in any Plan Year an Eligible Employee who should have been included as a Participant in the Plan is erroneously omitted or if an administrative error results in a Participant's Account not being properly credited with any contributions or earnings hereunder, the error may be corrected as provided in this Section 2.5.1. Solely for purposes of restoring an affected Participant's Account to the position that the Account would have been in if no error had been made, the Employer may make additional contributions to such Participant's Account or contributions may be reallocated among the Accounts of affected Participants.

2.5.2    Erroneous Inclusion in Plan:

If in any Plan Year any person who should not have been included as a Participant in the Plan is erroneously included and discovery of such incorrect inclusion is not made until after a contribution for the year has been made, the amount contributed on behalf of such ineligible person shall (together with any earnings or losses) constitute a forfeiture for the Plan Year in which the discovery is made, except for any Pre-Tax or Employee After-Tax Contributions, which shall be distributed to such ineligible person.

2.5.3    EPCRS Correction:

An error described in this Section 2.5 shall be corrected using any appropriate correction method permitted under the Employee Plans Compliance Resolution System (or any successor procedure), as determined by the Plan Administrator in its discretion.

2.5.4    Employer and Plan Administrator Responsible for Correction:

The Employer and Plan Administrator shall be responsible for taking any and all actions as required by this Section 2.5.

2.6      Provision of Information:

Each Employee shall execute such forms as may reasonably be required by the Plan Administrator in its discretion, and shall make available to the Plan Administrator any information the Plan Administrator may reasonably request in this regard. By virtue of his or her participation in this Plan, an Employee agrees, on his or her own behalf and on behalf of all persons who may have or claim any right by reason of the Employee's participation in the Plan, to be bound by all provisions of the Plan.

2.7      Waiver of Pre-Tax Participation:

In the manner prescribed by the Plan Administrator, an Employee may make a one-time irrevocable election upon the Employee's commencement of employment with the Employer or upon the Employee's Entry Date not to be eligible to make a cash or deferred election under the Plan or any other plans maintained by the Employer. Such election shall be consistent with Treasury Regulation 1.401(k)-1(a)(3)(iv). An Employee who makes a one-time irrevocable election3 under this Section shall not be taken into account for purposes of the ADP Test.

2.8      Waiver of Matching Contributions and Employee After-Tax Contributions:

In the manner prescribed by the Plan Administrator, an Employee may make a one-time irrevocable election upon the Employee's commencement of employment with the Employer or upon the Employee's Entry Date not be to eligible to make Employee After-Tax Contributions or to receive allocations of Matching Contributions or Safe Harbor Matching Contributions under the Plan or any other plans maintained by the Employer. An Employee who makes a one-time irrevocable election4 under this Section shall not be taken into account for purposes of the ACP Test.

2.9      Waiver of Other Contributions:

In the manner prescribed by the Plan Administrator, an Employee may make a one-time irrevocable election upon the Employee's commencement of employment with the Employer or upon the Employee's Entry Date not

-------------
/3/ For purposes of the ADP Test, an election will not be treated as a one-time irrevocable election for purposes of Section 2.7 if the election is made by an Employee who previously became eligible under another plan (whether or not the plan has terminated) of the Employer.

/4/ For purposes of the ACP Test, an election will not be treated as a one-time irrevocable election for purposes of Section 2.8 if the election is made by an Employee who previously became eligible under another plan (whether or not terminated) of the Employer.

to be eligible to have any Profit Sharing, Target Benefit, Money Purchase, Qualified Nonelective or Safe Harbor Nonelective Contributions applicable, made on his or her behalf.

2.10     USERRA - Crediting Service:

For eligibility and vesting purposes, absence from employment on account of a leave of absence for service in the United States uniformed armed services will be counted as employment with an Employer if the Employee's reemployment rights are protected under USERRA. In addition, if the Employee returns to service with the Employer within the period during which his reemployment rights are protected under USERRA, the period between the end of his or her active duty period and his or her return to employment by the Employer will be considered service with the Employer. If the Employee does not return to active employment with the Employer, his Service will be deemed to have ceased on the earliest date permitted under applicable law. This Section 2.10 is effective as of December 12, 1994.

                                   ARTICLE III
                      CONTRIBUTIONS AND ACCOUNT ALLOCATIONS

3.1      Employer Contributions and Allocations:

3.1.1    Profit Sharing Contributions:

If the Plan is a profit-sharing plan, the Employer will contribute cash and/or Qualifying Employer Securities to the Trust Fund, in such amount, if any, as specified in the Adoption Agreement and, with respect to Qualifying Employer Securities, as is consistent with Sections 10.4.2 and 10.4.3. Profit sharing contributions for a Plan Year will be allocated no later than as of the last day of the Plan Year to the Accounts of Participants eligible for an allocation in the manner specified in the Adoption Agreement.

3.1.2    Money Purchase Contributions:

If the Plan is a money purchase pension plan, the Employer will contribute cash to the Trust Fund in such amount (equal to a percentage of the Compensation of each Participant eligible for an allocation of money purchase contributions for that Plan Year) as specified in the Adoption Agreement. Money purchase contributions for the Plan Year will be allocated no later than as of the last day of the Plan Year to the Accounts of Participants eligible for an allocation in the manner specified in the Adoption Agreement.


3.1.3    Target Benefit Contributions:

If the Plan is a target benefit plan, the Employer will contribute cash to the Trust Fund in such amount as specified in the Adoption Agreement. The amount contributed with respect to the targeted benefit of each Participant eligible for an allocation for that Plan Year will be allocated no later than as of the last day of the Plan Year to the Accounts of Participants eligible for an allocation in the manner specified in the Adoption Agreement.

3.1.4    Contributions on Behalf of Disabled Participants:

If the Primary Employer elects in the Adoption Agreement to make Profit Sharing, Money Purchase or Target Benefit Contributions on behalf of a Participant whose Employment terminated due to Disability, "Compensation" shall mean, with respect to such Participant, the Compensation he or she would have received for the entire Plan Year or calendar year in which the Disability occurred if he or she had been paid for such year at the rate at which he or she was being paid immediately prior to such Disability. Contributions made with respect to such Compensation shall be nonforfeitable and continued for all Participants whose Employment terminates due to Disability.

3.1.5    Permitted Disparity:

         (A) Limited to One Plan:

         If an Employer has adopted more than one Qualified Plan, only one such Qualified Plan may be subject to the permitted disparity rules (integrated with Social Security).

         (B) Cumulative Permitted Disparity Limit:

         Effective for Plan Years beginning on or after January 1, 1995, the cumulative permitted disparity limit for a Participant is 35 total cumulative permitted disparity years. Total cumulative permitted years means the number of years credited to the Participant for allocation or accrual purposes under this Plan, any other qualified plan or simplified employee pension plan (whether or not terminated) ever maintained by the Employer. For purposes of determining the Participant's cumulative permitted disparity limit, all years ending in the same calendar year are treated as the same year. If the Participant has not benefited under a defined benefit or target benefit plan for any year beginning on or after January 1, 1994, the Participant has no cumulative disparity limit.

3.1.6    Contributions Provided by Leasing Organization:

For purposes of the Plan, contributions provided by the "leasing organization" referred to in Section 1.57 of a Leased Employee which are attributable to services performed for the recipient Employer shall be treated as provided by the recipient Employer.

3.1.7    Short Plan Years:

If a Participant's allocation of any contribution, including Matching Contributions, is conditioned on the completion of a specified number of Hours of Service during a Plan Year, and if there is a Plan Year of fewer than 12 months, the specified number of Hours of Service required for such short Plan Year shall equal the product of the number of Hours of Service otherwise specified in the Adoption Agreement for contribution purposes multiplied by a fraction, the numerator of which is the number of months in the short Plan Year and the denominator of which is 12.

3.1.8    Plan Year to Which Contributions are Deemed to be Made:

A contribution shall be deemed to be made for the Plan Year the Employer designates for the contribution; provided that for purposes of Code Sections 401(a)(4), 401(k), 401(m), 415, or 404 a contribution will not be treated as having been made for a Plan Year if the contribution is actually made after a deadline for such Plan Year as required by the applicable Code Section. For example, for purposes of an Employer's deduction under Code Section 404, a contribution for a Plan Year may be deemed to be made on the last day of that Plan Year even if it is contributed to the Plan after the end of the Plan Year as long as it is contributed before the due date for the Employer's federal income tax or information return for the taxable year of the Employer ending with or within the Plan Year (including extensions). For purposes of Section 3.9 (the Code Section 415 annual additions limitation), a contribution will not be deemed to be credited to a Participant's Account for a Limitation Year unless the contribution is actually made no later than 30 days after the due date for the Employer's federal income tax or information return for the taxable year that ends with or within the Limitation Year (including extensions) (or 30 days after the end of the Limitation Year in the case of Employee After-Tax Contributions), unless otherwise provided in the regulations under Code Section 415 or other IRS guidance. A contribution deemed to be made for a Plan Year but actually contributed after the end of the Plan Year shall be deemed to be allocated as of the last day of such Plan Year.

3.1.9 Collectively Bargained Employees

Notwithstanding any provision of the Plan to the contrary, if contributions are made under the Plan on behalf of Employees covered by a collective bargaining agreement where Plan benefits were the subject of good faith bargaining, the provisions of the Plan as otherwise reflected in the Plan and the Adoption Agreement shall apply to all such Employees, unless otherwise specified in Appendix C to the Adoption Agreement.

3.2   Employee After-Tax Contributions:

      (A) Employee After-Tax Contribution Election. If the Primary Employer elects in the Adoption Agreement to provide for Employee After-Tax Contributions, subject to the limitations contained in Section 3.6 (the ACP
Test) and Section 3.9 (the Code Section 415 limitation), the Employer will contribute cash to the Trust Fund in an amount equal to:

          (i) the specific dollar amount, or the specific percentage multiplied by each Participant's Compensation, as specified on the Participant's Employee After-Tax Election form; or

          (ii) a bonus contribution made under Section 3.2(C)

      (B) Election Procedure. The amount elected by a Participant in accordance with an Employee After-Tax Election shall be determined within the limits specified in the Adoption Agreement. The Employee After-Tax Election shall be made on a form provided by the Plan Administrator or under an automatic enrollment procedure (such as a negative election procedure) approved by the Plan Administrator but no election shall be effective prior to approval by the Plan Administrator. The Plan Administrator may reduce the amount of any Employee After-Tax Contribution, or make such other modifications as necessary, so that the Plan complies with the provisions of the Code. A Participant's Employee After-Tax Election shall remain in effect until modified or terminated. Modification or termination of an Employee After-Tax Election shall be made at such time as specified in the Adoption Agreement.

      (C) Contributions of Bonus Amounts. If elected by the Primary Employer in the Adoption Agreement, a Participant may make an Employee After-Tax Election to have an amount withheld up to the amount of any bonus payable for such Plan Year and direct the Employer to contribute the amount so withheld to his or her Employee After-Tax Contribution Account.

3.3   Rollover Contributions:

Any Eligible Employee or Participant may make a Rollover Contribution under the Plan or direct the Plan Administrator to direct the Trustee to accept a direct Rollover Contribution (in accordance with Code Section 401(a)(31)) from another Eligible Retirement Plan. A Rollover Contribution shall be in cash or in other property acceptable to the Trustee.

The Plan shall not accept a Rollover Contribution attributable to any accumulated QVECs, any after tax contributions, or any other amounts that are not Eligible Rollover Distributions. The Trustee may condition acceptance of a Rollover Contribution upon receipt of such documents as it may require. The Plan Administrator, in its discretion, may determine whether an amount constitutes a valid Rollover Contribution.

If the Plan Administrator, in its discretion, determines at any time that an amount that is to be contributed by an Employee does not meet the requirements for a Rollover Contribution to this Plan, the Plan Administrator may refuse to accept such amount as a Rollover Contribution. If an Employee makes a contribution under this Section 3.3 intended to be a Rollover Contribution and the Plan Administrator, in its discretion, determines that the contribution did not qualify as a Rollover Contribution, the Trustee shall distribute the entire balance in the Employee's Rollover Contributions Account attributable to such invalid Rollover Contribution to the Employee as soon as practicable after the Plan Administrator's determination.

This Section only applies in the context of Rollover Contributions and does not apply in the context of business transactions such as corporate mergers and acquisitions, or other trust-to-trust transfers under Code Section 414(l).

3.4   Section 401(k) Contributions and Account Allocations:

3.4.1 Pre-Tax Contributions:

      (A) Pre-Tax Contribution Election. If the Primary Employer elects in the Adoption Agreement to provide for Pre-Tax Contributions, subject to the limitations contained in Section 3.4.2(B) (the ADP Test) and Section 3.9 (the Code Section 415 limitation), the Employer will contribute cash to the Trust Fund in an amount equal to:

          (i) the specific dollar amount, or the specific deferral percentage multiplied by each Participant's Compensation, as specified on the Participant's Pre-Tax Election form; or

          (ii) a bonus contribution made under Section 3.4.1(C).

      (B) Election Procedure. The amount elected by a Participant in accordance with a Pre-Tax Election shall be determined within the limits specified in the Adoption Agreement. The Pre-Tax Election shall be made on a form provided by the Plan Administrator or under an automatic enrollment procedure (such as a negative election procedure) approved by the Plan Administrator but no election shall be effective prior to approval by the Plan Administrator. The Plan Administrator may reduce the amount of any Pre-Tax Election, or make such other modifications as necessary, so that the Plan complies with the provisions of the Code. A Participant's Pre-Tax Election shall remain in effect until modified or terminated. Modification or termination of a Pre-Tax Election shall be made at such time as specified in the Adoption Agreement.

      (C) Deferrals of Bonus Amounts. If elected by the Primary Employer in the Adoption Agreement, an Eligible Employee may make a Pre-Tax Election to have an amount withheld up to the amount of any bonus payable for such Plan Year and direct the Employer to contribute the amount so withheld to his or her Pre-Tax Contribution Account.

3.4.2 Limitation on Pre-Tax Contributions:

      (A) Maximum Amount of Pre-Tax Contributions and Distribution of Excess Pre-Tax Contributions.

          (i) Code Section 402(g) Limit. No Participant shall be permitted to have Pre-Tax Contributions made under this Plan, or any other Qualified Plan maintained by the Employer, during any calendar year in excess of the dollar limitation contained in Code Section 402(g) in effect at the beginning of the such calendar year.

          (ii) Claims. A Participant may assign to this Plan any Excess Pre-Tax Contributions made during the calendar year by notifying the Plan Administrator on or before March 15th of the amount of the

Excess Pre-Tax Contributions to be assigned to the Plan. A Participant is deemed to notify the Plan Administrator of any Excess Pre-Tax Contributions that arise by taking into account only those Pre-Tax Contributions made to this Plan and any other plans of the Employer or of an Affiliate.

          (iii) Distributions of Excess Pre-Tax Contributions. Notwithstanding any other provision of the Plan, Excess Pre-Tax Contributions, plus any income and minus any loss allocable thereto, will be distributed no later than the April 15/5/ following the calendar year in which the Excess Pre-Tax Contributions were made to any Participant to whose Account Excess Pre-Tax Contributions were assigned for the preceding year and who claims Excess Pre-Tax Contributions for such taxable year. Excess Pre-Tax Contributions shall be treated as Annual Additions. Excess Pre-Tax Contributions of Non-Highly Compensated Participants are not taken into account for purposes of the ADP Test.

          (iv) Determination of Income or Loss. Excess Pre-Tax Contributions shall be adjusted for income or loss up to the date of distribution. The income or loss allocable to Excess Pre-Tax Contributions is the sum of:

                (1) the income or loss allocable to the Participant's Pre-Tax Contributions Account for the calendar year in which the Excess Pre-Tax Contribution occurred multiplied by a fraction, the numerator of which is the Participant's Excess Pre-Tax Contributions for that calendar year and the denominator of which is the Participant's Account balance in the Pre-Tax Contributions Account as of the first day of that calendar year without regard to any income or loss occurring during that calendar year; and

                (2) ten percent of the amount determined under (1) above multiplied by the number of whole calendar months between the end of the calendar year in which the Excess Pre-Tax Contribution occurred and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

          Anything in the preceding paragraph of this Section 3.4.2(A)(iv) to the contrary notwithstanding, any reasonable method for computing the income or loss allocable to Excess Pre-Tax Contributions may be used, provided that such method is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income or loss to Participants' Accounts. Income or loss allocable to the period between the end of the calendar year in which the Excess Pre-Tax Contribution occurred and the date of distribution may be disregarded in determining income or loss.

    (B) ADP Test.

          The ADP Test determines the maximum amount of Highly Compensated Employee ADP Contribution Amounts (generally Pre-Tax Contributions) that can be made to the Plan in accordance with the non-discrimination requirements of Code
Section 401(k).

          (i) Definitions.

              (1) Actual Deferral Percentage. The ratio of (1) the ADP Contribution Amounts actually paid over to the Trust for the Plan Year on behalf of any Participant who was an Active Participant at any time during the Plan Year to (2) such Participant's CODA Compensation for the Plan Year.

-----------------
/5/ Excess Pre-Tax Contributions that are not distributed by such date may not be distributed until the date that Pre-Tax Contributions may otherwise be distributed. In that event, the Excess Pre-Tax Contributions are includible in the Participant's gross income both in the year contributed and in the year distributed.

                (2) ADP Contribution Amounts. ADP Contribution Amounts include
(1) any Pre-Tax Contributions made pursuant to the Participant's Pre-Tax Election (including Excess Pre-Tax Contributions of Highly Compensated Employees), but excluding (a) Excess Pre-Tax Contributions of Nonhighly Compensated Employees that arise solely from Pre-Tax Contributions made under the Plan or plans of the Employer or an Affiliate and (b) Pre-Tax Contributions that are taken into account in the ACP Test (provided that ADP test is satisfied both with and without exclusion of these Pre-Tax Contributions); and (2) Qualified Nonelective Contributions and Qualified Matching Contributions that are designated by the Plan Administrator (including through the Adoption Agreement) to be taken into account in the ADP Test.

                (3) Average Deferral Percentage or ADP. For a specified group of eligible Participants for the Plan Year, the average of the Participants' Actual Deferral Percentages. For purposes of computing the Average Deferral Percentages, except as provided in Section 2.7, any otherwise eligible Participant who elects not to defer or who is suspended from making deferrals due to a distribution shall be treated as an eligible Participant on whose behalf no Pre-Tax Contributions are made.

          (ii)  Prior Year Testing.

          Except as provided in Section 3.16 (Safe Harbor Method CODA), the ADP for a Plan Year for Participants who are Highly Compensated Employees for each Plan Year and the prior Plan Year's ADP for Participants who were Nonhighly Compensated Employees for the prior Plan Year must satisfy one of the following tests:

                (1) The ADP for a Plan Year for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the prior Plan Year's ADP for Participants who were Nonhighly Compensated Employees for the prior Plan Year multiplied by 1.25; or

                (2) The ADP for a Plan Year for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the lesser of (i) the prior Plan Year's ADP for Participants who were Nonhighly Compensated Employees for the prior Plan Year multiplied by 2.0 and (ii) the ADP for Participants who were Nonhighly Compensated Employees in the prior Plan Year plus two percentage points.

          For the first Plan Year that the Plan permits any Participant to make Pre-Tax Contributions, and if this is not a successor plan, then for purposes of the foregoing tests, the prior Plan Year's Nonhighly Compensated Employees' ADP shall be 3 percent, unless the Primary Employer has elected in the Adoption Agreement, before the end of the Plan Year, to use the Plan Year's ADP for these Participants.

          (iii) Current Year Testing.

                (1) If elected by the Primary Employer in the Adoption Agreement, the ADP Tests in subparagraph (B)(ii)(1) and (2), above, will be applied by comparing the current Plan Year's ADP for Participants who are Highly Compensated Employees with the current Plan Year's ADP for Participants who are Nonhighly Compensated Employees.

                (2) Once made, this current year testing election can only be changed by an election in the Adoption Agreement and the requirements for changing to Prior Year Testing set forth in Notice 98-1 (or superseding guidance) are satisfied./6/

-----------------
/6/ Generally, the Plan may change from using the current year testing method to the Prior Year Testing method if the current year testing method was used under the Plan for each of the five Plan Years preceding the Plan Year of the change (or if lesser, the number of Plan Years the Plan has been in existence, including years in which the

      (C) Special Actual Deferral Percentage Rules.

          (i) Participation in Two or More Plans. The Actual Deferral Percentage for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have ADP Contribution Amounts allocated to his or her accounts under two or more CODAs that are maintained by the Employer shall be determined as if all such ADP Contribution Amounts were made under a single arrangement. If a Highly Compensated Employee participates in two or more CODAs that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under Code Section 401(k) and the regulations and other IRS guidance issued thereunder./7/

          (ii) Aggregation. If this Plan satisfies the requirements of Code Sections 401(k), 401(a)(4) or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section 3.4.2 shall be applied by determining the Actual Deferral Percentages of Employees as if all such plans were a single plan. Any adjustments to the Nonhighly Compensated Employee ADP for the prior year will be made in accordance with Notice 98-1 and any superseding guidance, unless the Primary Employer has elected in the Adoption Agreement to use the current year testing method. Plans may be aggregated in order to satisfy Code Section 401(k) only if they have the same plan year and use the same ADP testing method.

          (iii) Timing of Contributions. For purposes of the ADP Test, Pre-Tax Contributions, Qualified Matching Contributions, and Qualified Nonelective Contributions must be made before the end of the 12-month period immediately following the Plan Year to which the contributions relate.

          (iv) Records. The Employer shall maintain records sufficient to demonstrate satisfaction of the ADP Test and the amount of Qualified Nonelective Contributions or Qualified Matching Contribution, or both, used in such test.

          (v) Other Requirements. The determination and treatment of the Pre-Tax Contributions, Qualified Matching Contributions, and Qualified Nonelective Contributions used in the ADP Test shall satisfy such other requirements as may be prescribed by the Secretary.

      (D) Distribution of Excess Contributions

          (i) Excess Contributions. The term "Excess Contributions" means with respect to any Plan Year, the excess of:

                (1) The aggregate amount of ADP Contribution Amounts actually taken into account in computing the ADP of Highly Compensated Employees for such Plan Year, over

--------------------------------------------------------------------------------
Plan was a portion of another plan). A change may also be permitted in the context of certain business acquisitions. Notification to or filing with the IRS of a change from the current year to the Prior Year Testing method is not required for the change to be valid.

/7/ Generally, an arrangement must be treated as a separate plan for purposes of Code Section 401(k)(3) to the extent it covers employees covered by a collective bargaining agreement, is an employee stock ownership plan, or covers employees of a qualified separate line of business under Code Section 414(r).

                 (2) The maximum amount of ADP Contribution Amounts permitted by the ADP Test (determined by hypothetically reducing contributions made on behalf of Highly Compensated Employees in order of the ADPs, beginning with the highest of such percentages)

          (ii) General Rules. Notwithstanding any other provision of the Plan except Section 3.4.2(E), Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Participants to whose Accounts such Excess Contributions were allocated for the preceding Plan Year./8/ Effective for Plan Years beginning after December 31, 1996, Excess Contributions are allocated to the Highly Compensated Employees with the largest ADP Contribution Amounts taken into account in calculating the ADP Test for the year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such ADP Contribution Amounts and continuing in descending order until all the Excess Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any Excess Contributions. Excess Contributions shall be treated as Annual Additions under the Plan. In making distributions, the Plan Administrator shall distribute Excess Contributions in the following order: first, Pre-Tax Contributions with respect to which no Matching Contributions were made; and second, Pre-Tax Contributions with respect to which Matching Contributions were made.

          (iii) Determination of Income or Loss. Excess Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Contributions is the sum of:

                 (1) the income or loss allocable to the Participant's Pre-Tax Contributions Account (and, if applicable, the Qualified Nonelective Contributions Account or the Qualified Matching Contributions Account or both) for the calendar year in which the Excess Contributions occurred multiplied by a fraction, the numerator of which is such Participant's Excess Contributions for the Plan Year and the denominator is the Participant's Account balance attributable to ADP Contribution Amounts as of the first day of the Plan Year without regard to any income or loss occurring during such Plan Year; and

                 (2) ten percent of the amount determined under (1) above multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

          Anything in the preceding paragraph of this Section 3.4.2(D)(iii) to the contrary notwithstanding, any reasonable method for computing the income or loss allocable to Excess Contributions may be used, provided that such method is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income or loss to Participant's Accounts. Income or loss allocable to the period between the end of the Plan Year in which the Excess Contributions occurred and the date of distribution may be disregarded in determining income or loss.

     (E) Qualified Nonelective Contributions and Qualified Matching Contributions. In lieu of (or in addition to) distributing Excess Contributions under the preceding provisions of Section 3.4.2(D), and as provided in Sections
3.12 and 3.13, the Employer may make special Qualified Nonelective Contributions and/or Qualified Matching Contributions on behalf of Nonhighly Compensated Employees that are sufficient to satisfy the ADP Test. If the Employer elects to use the prior Plan Year testing method in subparagraph (B)(ii) above, Qualified Nonelective Contributions and/or Qualified Matching Contributions must be allocated as of a date

-----------------
/8/ Distribution of Excess Contributions on or before the last day of the Plan Year after the Plan Year in which such excess amounts arose is required under Code Section 401(k)(8) if the Plan is to maintain its tax-qualified status. However, if such excess amounts, plus any income and minus any loss allocable thereto, are distributed more than 2-1/2 months after the last day of the Plan Year in which such excess amounts arose, then Code Section 4979 imposes a 10% excise tax on the Employer maintaining the plan with respect to such amounts.

within the prior Plan Year and must actually be paid to the Trust no later than the end of the 12-month period following the end of the Plan Year to which the contribution relates./9/

3.5  Matching Contributions:

     (A) General Rule. If elected by the Primary Employer in the Adoption Agreement, the Employer may make Matching Contributions to the Plan. Such contributions shall be made at such time or times as the Primary Employer selects in the Adoption Agreement. Matching Contributions shall, if forfeitable in accordance with Article IV (vesting) and/or Code Section 411(a)(3)(G)/10/, be forfeited to the extent that they are attributable to contributions distributed under Section 3.4.2(D) ("Distribution of Excess Contributions").

     (B) Change in Rate of Contribution. If the Primary Employer has elected in the Adoption Agreement to have Matching Contributions made on other than a payroll-by-payroll basis, no change in the Employer's Matching Contribution rate made during a Plan Year shall reduce the Matching Contribution allocable for the Plan Year of the change to any Participant who satisfied the Plan's conditions for receiving a Matching Contribution for the Plan Year of the change.

3.6  Limitation on Contribution Percentage:

     (A)  ACP Test.

          The ACP Test determines the maximum amount of Highly Compensated Employee ACP Contribution Amounts (generally Employee After-Tax Contributions and Matching Contributions) that can be made to the Plan in accordance with the non-discrimination requirements of Code Section 401(m).

          (i)  Definitions.

               (1) Actual Contribution Percentage. The ratio of (1) the ACP Contribution Amounts actually paid over to the Trust on behalf of any Participant who was an Active Participant at any time during the Plan Year to
(2) such Participant's CODA Compensation for the Plan Year.

               (2) ACP Contribution Amounts. ACP Contribution Amounts include
(1) the sum of the Employee After-Tax Contributions, Matching Contributions, Safe Harbor Matching Contributions, and Qualified Matching Contributions (to the extent not taken into account for purposes of the ADP Test) made under the Plan on behalf of the Participant for the Plan Year, but excluding Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Pre-Tax Contributions, or Excess Aggregate Contributions; and (2) Qualified Nonelective Contributions designated by the Plan Administrator to be taken into account in applying the ACP Test. The Primary Employer also may elect to use Pre-Tax Contributions in the ACP Contribution Amounts so long as the ADP Test is met before the Pre-Tax Contributions are used in the ACP Test and continues to be met following the exclusion of those Pre-Tax Contributions that are used to meet the ACP Test.

-----------------
/9/ Any such contributions must be made by the date described in Treasury Regulations 1.415-6(b)(7)(ii) in order to be treated as Annual Additions for the prior Limitation Year. Generally, this period ends 30 days after the time prescribed by law for filing the tax return for the taxable year of the Employer with or within which the prior Limitation Year ends (including extensions thereof).
/10/ Under Code Section 411(a)(3)(G), a matching contribution is not treated as being impermissibly forfeitable if it is forfeitable because the contribution to which it relates is an Excess Aggregate Contribution, an Excess Pre-Tax Contribution, or an Excess Contribution.

                (3) Average Contribution Percentage or ACP. For a specified group of eligible Participants for the Plan Year, the average of the Participants' Actual Contribution Percentages. For purposes of computing the Average Contribution Percentage, except as provided in Section 2.8, any otherwise eligible Participant who elects not to make Employee After-Tax Contributions or to be eligible to receive allocations of Matching Contributions, shall be treated as an eligible Participant on whose behalf no Employee After-Tax or Matching Contributions are made.

          (ii)  Prior Year Testing.

          Except as provided in Section 3.16 (Safe Harbor Method CODA), the ACP for a Plan Year for Participants who are Highly Compensated Employees for each Plan Year and the prior Plan Year's ACP for Participants who were Nonhighly Compensated Employees for the prior Plan Year must satisfy one of the following tests:

                (1) the ACP for a Plan Year for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the prior Plan Year's ACP for Participants who were Nonhighly Compensated Employees for the prior Plan Year multiplied by 1.25; or

                (2) the ACP for a Plan Year for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the lesser of (i) the prior Plan Year's ACP for Participants who are Nonhighly Compensated Employees for the prior Plan Year multiplied by 2.0 and (ii) the ACP for Participants who were Nonhighly Compensated Employees in the prior Plan Year plus two percentage points.

          For the first Plan Year that the Plan permits any Participant to make Employee After-Tax Contributions, provides for Matching Contributions or both, and if this is not a successor plan, then for purposes of the foregoing tests, the prior Plan Year's Nonhighly Compensated Employees' ACP shall be 3 percent unless the Primary Employer has elected in the Adoption Agreement, before the end of the Plan Year, to use the Plan Year's ACP for these Participants.

          (iii) Current Year Testing.

                (1) If elected by the Primary Employer in the Adoption Agreement, the ACP Tests in subparagraphs (A)(ii)(1) and (2), above, will be applied by comparing the current Plan Year's ACP for Participants who are Highly Compensated Employees for each Plan Year with the current Plan Year's ACP for Participants who are Nonhighly Compensated Employees.

                (2) Once made, this current year testing election can only be changed by an election in the Adoption Agreement and the requirements for changing to prior year testing set forth in Notice 98-1 (or superseding guidance) are satisfied./11/

     (B)  Special Actual Contribution Percentage Rules.

-----------------
/11/ Generally, the Plan may change from using the current year testing method to the Prior Year Testing method if the current year testing method was used under the Plan for each of the five Plan Years preceding the Plan Year of the change (or if lesser, the number of Plan Years the Plan has been in existence, including years in which the Plan was a portion of another plan). A change may also be permitted in the context of certain business acquisitions. Notification to or filing with the IRS of a change from the current year to the Prior Year testing method is not required for the change to be valid.

          (i) Participation in Two or More Plans. The Actual Contribution Percentage for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have ACP Contribution Amounts allocated to his or her account under two or more such plans described in Code Section 401(a), or CODAs that are maintained by the Employer, shall be determined as if all such ACP Contribution Amounts were made under a single arrangement. If a Highly Compensated Employee participates in two or more such plans described in Code
Section 401(a) or CODAs that have different Plan Years, all plans ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under Code Section 401(m) and the regulations and other IRS guidance issued thereunder./12/

          (ii) Aggregation. If this Plan satisfies the requirements of Code Sections 401(m), 401(a)(4) or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section 3.6 shall be applied by determining the Actual Contribution Percentages of Employees as if all such plans were a single plan. Any adjustments to the Nonhighly Compensated Employee ACP for the prior year will be made in accordance with Notice 98-1 and any superseding guidance, unless the Primary Employer has elected in the Adoption Agreement to use the current year testing method. Plans may be aggregated in order to satisfy Code Section 401(m) only if they have the same Plan Year and use the same ACP testing method.

          (iii) Timing of Contributions. For purposes of the ACP Test, Employee After-Tax Contributions are considered to have been made in the Plan Year for which contributed to the Trust. Matching Contributions, Qualified Matching Contributions, Qualified Nonelective Contributions must be made before the end of the 12-month period immediately following the Plan Year to which the contributions relate.

          (iv) Records. The Employer shall maintain records sufficient to demonstrate satisfaction of the ACP Test and the amount of Qualified Nonelective Contributions or Qualified Matching Contributions, or both, used in such test.

          (v) Pre-Tax Contributions. At the discretion of the Employer, Pre-Tax Contributions may be used to satisfy the ACP Test. If Pre-Tax Contributions are used in the ACP Test, the ADP Test must be met before the Pre-Tax Contributions are so used and the ADP Test must continue to be met following the exclusion of those Pre-Tax Contributions that are used in the ACP Test.

          (vi) Other Requirements. The determination and treatment of Matching Contributions, Employee After-Tax Contributions, Qualified Matching Contributions and Qualified Nonelective Contributions used in the ACP Test shall satisfy such other requirements as may be prescribed by the Secretary.

     (C)  Multiple Use.

          (i) The multiple use test described in this Section 3.6(C) applies to determine the extent to which the alternative limitations in Section 3.4.2(B)(ii)(2) and Section 3.6(A)(ii)(2) are both utilized. In applying the multiple use limitation, the ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP Test and the ACP Test and are deemed to be the maximum permitted under such tests for the Plan Year.

          (ii) If one or more Highly Compensated Employees participate in both a CODA and a plan subject to the ACP Test maintained by the Employer and the sum of the ADP and ACP of those Highly

-----------------
/12/ Generally, an arrangement must be treated as a separate plan for purposes of Code Section 401(m) to the extent it covers employees covered by a collective bargaining agreement, is an employee stock ownership plan, or covers employees of a qualified separate line of business under Code Section 414(r).

Compensated Employees subject to either or both tests exceeds the Aggregate Limit (defined in subparagraph (C)(iii), below), then the ACP of those Highly Compensated Employees who also participate in a CODA will be reduced, so that the limit is not exceeded. The amount by which each Highly Compensated Employee's ACP Contribution Amounts is reduced shall be treated as an Excess Aggregate Contribution.

          (iii) Multiple use does not occur if either the ADP of the Highly Compensated Employees does not exceed 1.25 multiplied by the ADP of the Nonhighly Compensated Employees or the ACP of the Highly Compensated Employees does not exceed 1.25 multiplied by the ACP of the Nonhighly Compensated Employees.

          (iv) The "Aggregate Limit" is the greater of the sum of (1) and (2) below or the sum of (3) and (4) below:

                 (1) 125 percent of the greater of (a) the ADP of the Nonhighly Compensated Employees for the prior Plan Year or (b) the ACP of Nonhighly Compensated Employees for the prior Plan Year, and

                 (2) 2 plus the "lesser" of (1)(a) or (1)(b) above (but in no event more than 200% of the lesser of (1)(a) or (1)(b) above).

                 (3) 125 percent of the lesser of (a) the ADP of the Nonhighly Compensated Employees for the prior Plan Year or (b) the ACP of Nonhighly Compensated Employees for the prior Plan Year, and

                 (4) 2 plus the greater of (3)(a) or (3)(b) above (but in no event more than 200% of the greater of (3)(a) or (3)(b) above).

If the Primary Employer has elected in the Adoption Agreement to use the current year testing method, then, in calculating the "Aggregate Limit" for a particular Plan Year, the Nonhighly Compensated Employees' ADP and ACP for that Plan Year, instead of for the prior Plan Year, is used.

     (D)  Forfeiture and/or Distribution of Excess Aggregate Contributions.

          (i) Excess Aggregate Contributions. The term "Excess Aggregate Contributions" means: With respect to any Plan Year, the excess of:

                 (1) The aggregate ACP Contribution Amounts actually taken into account in computing the ACP of Highly Compensated Employees for such Plan Year, over

                 (2) The maximum amount of such ACP Contribution Amounts permitted by the ACP Test (determined by hypothetically reducing contributions made on behalf of Highly Compensated Employees in the order of their ACPs beginning with the highest of such percentages). Such determination shall be made after first determining Excess Pre-Tax Contributions under Section 3.4.2 and then determining Excess Contributions under Section 3.4.2.

          (ii) General Rules. Notwithstanding any other provision of the Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable/13/, or if not

-----------------
/13/ Under Code Section 411(a)(3)(G) a matching contribution is not treated as being impermissibly forfeitable if it is forfeitable because the contribution to which it relates is an Excess Contribution, Excess Pre-Tax Contribution, or Excess Aggregate Contribution.

forfeitable, distributed no later than the last day of each Plan Year to Participants to whose Accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year./14/ Effective for Plan Years beginning after December 31, 1996, Excess Aggregate Contributions are allocated to the Highly Compensated Employees with the largest ACP Contribution Amounts taken into account in calculating the ACP Test for the year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such ACP Contribution Amounts and continuing in descending order until all the Excess Aggregate Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any Excess Aggregate Contributions. Excess Aggregate Contributions shall be treated as Annual Additions under the Plan. In making distributions, the Plan Administrator shall distribute and/or forfeit, if forfeitable, Excess Aggregate Contributions in the following order: first, After-Tax Contributions with respect to which no Matching Contributions were made; second, After-Tax Contributions with respect to which Matching Contributions were made and the Matching Contributions to which those After-Tax Contributions relate on a pro rata basis; third, Matching Contributions and all other amounts, if any, included in Excess Aggregate Contributions with respect to affected Highly Compensated Employees.

           (iii) Determination of Income or Loss. Excess Aggregate Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Aggregate Contributions allocated to each Participant is the sum of:

                  (1) income or loss allocable to the Participant's Employee After-Tax Contribution Account, Matching Contribution Accounts, and, if applicable, the Qualified Matching Contribution Account and Qualified Nonelective Contribution Account for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Aggregate Contributions for the Plan Year and the denominator is the Participant's Account Balance(s) attributable to ACP Contribution Amounts without regard to any income or loss occurring during such Plan Year; and

                  (1) ten percent of the amount determined under (1) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

           Anything in the preceding paragraph of this Section 3.6(D)(iii) to the contrary notwithstanding, any reasonable method for computing the income or loss allocable to Excess Aggregate Contributions may be used, provided that such method is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income or loss to Participants' Accounts. Income or loss allocable to the period between the end of the Plan Year and the date of distribution may be disregarded in determining income or loss.

           (iv) Forfeitures of Excess Aggregate Contributions. Forfeitures of Excess Aggregate Contributions shall be treated as provided in Section 3.7.

     (E) Qualified Nonelective Contributions and Qualified Matching Contributions. In lieu of (or in addition to) distributing Excess Aggregate Contributions under the preceding provisions of Section 3.6, and as provided in Sections 3.12 and 3.13, the Employer may make special Qualified Nonelective Contributions and/or Qualified Matching Contributions on behalf of Nonhighly Compensated Employees that are sufficient to satisfy

----------
/14/ Distribution or forfeiture of Excess Aggregate Contributions on or before the last day of the Plan Year after the Plan Year in which such excess amounts arose is required under Code Section 401(m)(6) if the Plan is to maintain its tax-qualified status. However, if such excess amounts, plus any income and minus any loss allocable thereto, are distributed more than 2-1/2 months after the last day of the Plan Year in which such excess amounts arose, then Code Section 4979 imposes a 10% excise tax on the Employer maintaining the plan with respect to such amounts.

the ACP Test. If the Employer elects to use the prior Plan Year testing method in subparagraph (A)(ii) above, Qualified Nonelective Contributions and/or Qualified Matching Contributions must be allocated as of a date within the prior Plan Year and must actually be paid to the Trust no later than the end of the 12-month period following the end of the Plan Year to which the contribution relates./15/

3.7    Treatment of Forfeitures:

Forfeitures for a Plan Year shall be applied as elected by the Primary Employer in the Adoption Agreement.

3.8    Establishing of Accounts:

3.8.1  Pre-Tax Contributions Account:

A Pre-Tax Contributions Account shall be established for each Participant who makes a Pre-Tax Election to which the Plan Administrator shall credit, or cause to be credited, Pre-Tax Contributions allocable to each such Participant, plus earnings or losses thereon.

3.8.2  Profit Sharing, Money Purchase, or Target Benefit Contributions Account:

A Profit Sharing Contributions Account, Money Purchase Contributions Account, or Target Benefit Contributions Account, shall be established for each Participant to which the Plan Administrator shall credit or cause to be credited contributions described in Section 3.1.1, 3.1.2 or 3.1.3 (as applicable) and forfeitures attributable to such contributions, if any, plus earnings or losses thereon.

3.8.3  Employee After-Tax Contributions Account:

An Employee After-Tax Contributions Account shall be established for each Participant who makes Employee After-Tax Election, to which the Plan Administrator shall credit, or cause to be credited, all amounts allocable to each such Participant, plus earnings or losses thereon.

3.8.4  Matching Contributions Account:

A Matching Contributions Account shall be established for each Participant for whom Matching Contributions are made, to which the Plan Administrator shall credit, or cause to be credited, all such amounts allocable to each such Participant, plus earnings or losses thereon.

3.8.5  Qualified Matching Contributions Account:

A Qualified Matching Contributions Account shall be established for each Participant for whom Qualified Matching Contributions are made, to which the Plan Administrator shall credit, or cause to be credited, all amounts allocable to each such Participant, plus earnings or losses thereon.


----------
/15/ Any such contributions must be made by the date described in Treasury Regulations 1.415-6(b)(7)(ii) in order to be treated as Annual Additions for the prior Limitation Year. Generally, this period ends 30 days after the time prescribed by law for filing the tax return for the taxable year of the Employer with or within which the prior Limitation Year ends (including extensions thereof).

3.8.6   Qualified Nonelective Contributions:

A Qualified Nonelective Contributions Account shall be established for each Participant for whom Qualified Nonelective Contributions are made, to which the Plan Administrator shall credit, or cause to be credited, all amounts allocable to each such Participant, plus earnings or losses thereon.

3.8.7   Rollover Contributions Account:

A Rollover Contributions Account shall be established for each Participant who contributes to the Plan under Section 3.3 to which the Plan Administrator shall credit, or cause to be credited, Rollover Contributions made by the Participant, plus earnings or losses thereon.

3.8.8   QVEC Account:

A QVEC Account shall be established for each Participant to contain amounts attributable to QVECs, if any, plus earnings or losses thereon.

3.8.9   Prevailing Wage Account:

A Prevailing Wage Account shall be established for each Participant to which Prevailing Wage Contributions made on behalf of the Participant, if any, are credited, plus earnings or losses thereon.

3.8.10  Safe Harbor Matching Contributions Account:

A Safe Harbor Matching Contributions Account shall be established for each Participant to which Matching Contributions made according to the Safe Harbor CODA rules of Section 3.16, if any, are credited, plus earnings or losses thereon.

3.8.11  Safe Harbor Nonelective Contributions Account:

A Safe Harbor Nonelective Contributions Account shall be established for each Participant to which nonelective contributions made according to the Safe Harbor CODA rules of Section 3.16, if any, are credited, plus earnings or losses thereon.

3.8.12  Miscellaneous Account:

A Miscellaneous Account or Miscellaneous Accounts may be established by the Plan Administrator as the Plan Administrator determines to be necessary for the administration of the Plan, plus earnings or losses thereon.

3.9     Limitation on Amount of Allocations:

3.9.1   Definitions:

As used in this Section 3.9, each of the following terms shall have the meaning for that term set forth in this Section 3.9.1:

      (A) Annual Additions means, for each Participant, the sum of the following amounts credited to the Participant's Accounts for the Limitation
Year:

            (i) Employer contributions within the meaning of Treas. Reg.(S)1.415-6(b) (including Pre-Tax Contributions);

           (ii) Employee contributions within the meaning of Treas. Reg.(S)1.415-6(b);

           (iii) forfeitures;

           (iv)  allocation under a simplified employee pension plan; and

           (v) any Excess Amount (as defined in subsection (F), below) applied under a Defined Contribution Plan in the Limitation Year to reduce Employer contributions will also be considered as part of the Annual Additions for such Limitation Year.

     Amounts allocated after March 31, 1984, to an "individual medical benefit account as defined in Code Section 415(1)(2) ("Individual Medical Benefit Account") which is part of a pension or annuity plan maintained by the Employer or Affiliate are treated as Annual Additions to a Defined Contribution Plan. Also, amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after that date, which are attributable to post-retirement medical benefits allocated to the separate account of a "key employee" as defined in Code Section 419A(d)(3) under a "welfare benefit fund" as defined in Code Section 419(e) ("Welfare Benefit Fund") maintained by the Employer or Affiliate, are treated as Annual Additions to a Defined Contribution Plan.

     For this purpose, any Excess Amount (as defined in subsection (F), below) applied under Sections 3.9.2(D) or 3.9.3(F) in the Limitation Year to reduce any Employer contributions will be considered Annual Additions for such Limitation Year.

     Notwithstanding any provision of the Plan to the contrary, if, in a particular Limitation Year, an Employer contributes an amount to a Participant's Account because of an erroneous forfeiture in a prior Limitation Year, or because of an erroneous failure to allocate amounts in a prior Limitation Year, or by operation of Section 2.5.1 or Section 12.9 (corrective allocations due to administrative errors), the contribution will not be considered an Annual Addition with respect to the Participant for that particular Limitation Year, but will be considered an Annual Addition for the Limitation Year to which it relates. If the amount so contributed in the particular Limitation Year takes into account actual investment gains attributable to the period subsequent to the year to which the contribution relates, the portion of the total contribution which consists of such gains shall not be considered an Annual Addition for any Limitation Year.

     (B) Defined Benefit Dollar Limitation means $90,000 multiplied by the Adjustment Factor or such other limitation set forth in Code Section 415(b)(1) as in effect for the Limitation Year.

     (C) Defined Benefit Fraction means a fraction, the numerator of which is the sum of the Projected Annual Benefits of the Participant involved under all Defined Benefit Plans (whether or not terminated) maintained by the Employer or Affiliate, and the denominator of which is the lesser of 125% of the dollar limitation determined for the Limitation Year under Code Sections 415(b) or (d) or 140% of the Participant's Highest Average Limitation Compensation, including any adjustments under Code Section 415(b). However, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more Defined Benefit Plans maintained by the Employer or Affiliate which were in existence on May 5, 1986, the denominator of this fraction will not be less than 125% of the sum of the annual benefits under such Plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plans after May 5, 1986. The preceding sentence applies only if the Defined Benefit Plans individually and in the aggregate satisfied the requirements of Code Section 415 for all Limitation Years beginning before January 1, 1987.

     (D) Defined Contribution Dollar Limitation means $30,000, as adjusted under Code Section 415(d).

     (E) Defined Contribution Fraction means a fraction, the numerator of which is the sum of the Annual Additions to the Participant's Account or Accounts under all the Defined Contribution Plans (whether or not terminated) maintained by the Employer or Affiliate for the current and all prior Limitation Years (including the Annual Additions attributable to the Participant's nondeductible contributions to all Defined Benefit Plans, whether or not terminated, maintained by the Employer or Affiliate and the Annual Additions attributable to all Welfare Benefit Funds, Individual Medical Benefit Accounts, and simplified employee pensions maintained by the Employer or Affiliate), and the denominator of which is the sum of the "maximum aggregate amounts" (as defined in the following sentence) for the current and all prior Limitation Years of service with the Employer or Affiliate (regardless of whether a Defined Contribution Plan was maintained by the Employer or Affiliate). The "maximum aggregate amount" in any Limitation Year is the lesser of (i) 125% of the dollar limitation determined under Code Sections 415(b) and (d) in effect under Code
Section 415(c)(1)(A) or (ii) 35% of the Participant's Compensation for such year.

     If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more Defined Contribution Plans maintained by the Employer or Affiliate in existence on May 5, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the Defined Benefit Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (A) the excess of the sum of the fractions over 1.0 times (B) the denominator of this fraction will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the later of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plans made after May 6, 1986, but using the Code Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987. The Annual Addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all Participant contributions as Annual Additions.

     (F) Excess Amounts means the excess of the Participant's Annual Additions for the Limitation Year involved over the Maximum Permissible Amount (as defined in subsection I, below) for that Limitation Year.

     (G) Highest Average Limitation Compensation means the average Limitation Compensation of the Participant involved for that period of three consecutive Years of Service with the Employer or Affiliate (or if the Participant has less than three such Years of Service, the actual number thereof) that produces the highest average.

     (H)  Limitation Compensation means Compensation, as defined in either (i),
(ii) or (iii) below, as specified in the Adoption Agreement, and subject to (iv) and (v) below. In addition, for Limitation Years beginning after December 31, 1997, for purposes of applying the limitations of this Section, Limitation Compensation paid or made available during such Limitation Year shall include any Elective Contributions.

          (i)   Form W-2 Compensation.

          Information required to be reported under Sections 6041 and 6051. ("Wages, Tips and Other Compensation" Box on Form W-2). Limitation Compensation is defined as wages within the meaning of Code Section 3401(a) and all other payments of compensation to an Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Code Sections 6041(d), 6051(a)(3), and 6052. Compensation must be determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)).

          (ii)  Code Section 3401(a) wages.

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

           Limitation Compensation is defined as wages within the meaning of Code Section 3401(a) for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)).

           (iii) Code Section 415 Safe-Harbor Compensation.

           For an Employee other than a Self-Employed Individual, the Employee's earned income, wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of Employment including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in Treas. Reg. Section 1.62-2(c)) and excluding the following:

                 (1) Employer contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or contributions under a "simplified Employee pension" plan (within the meaning of Code Section 408(k)) to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

                 (2) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or other property) held by the Employee either becomes freely "transferable" or is no longer subject to a "substantial risk of forfeiture" (both quoted terms within the meaning of Code Section 83(a));

                 (3) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option;

                 (4) other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Code Section 403(b) (whether or not the amounts are actually excludable from the gross income of the Employee); and

           For purposes of this subsection (H)(iii), Limitation Compensation shall include only that Compensation which is actually paid or made available in gross income during the Limitation Year.

           (iv)  Self-Employed Individuals.

           Without regard to the definition of Limitation Compensation elected by the Primary Employer, for a Self-Employed Individual, Limitation Compensation means his or her Earned Income, provided that if the Self-Employed Individual is not a Participant for an entire Plan Year, his or her Limitation Compensation for that Plan Year shall be his or her Earned Income for that Plan Year multiplied by a fraction the numerator of which is the number of days he or she is a Participant during the Plan Year and the denominator of which is the number of days in the Plan Year.

           (v)   Disabled Participants.

           Additionally, Limitation Compensation for a Participant in a Defined Contribution Plan who is permanently and totally disabled (as defined in Code
Section 22(e)) is the compensation such Participant would have received for the Limitation Year if the Participant had been paid at the rate of compensation paid immediately before becoming disabled. For Limitation Years beginning before January 1, 1997 such imputed compensation may be taken into account only if the Participant is not a Highly Compensated Employee and contributions made on behalf of such Participant are nonforfeitable when made.

        (I) Maximum Permissible Amount means the maximum Annual Addition (as defined in subsection (A) above) that may be contributed or allocated to a Participant's Account under the Plan for any Limitation Year. The maximum Annual Addition shall not exceed the lesser of: (i) the Defined Contribution Dollar Limitation, or (ii) 25% of the Participant's Limitation Compensation for the Limitation Year. The Compensation limitation referred to in (ii) shall not apply to any contribution for medical benefits (within the meaning of Code Sections 401(h) or 419A(f)(2)) which is otherwise treated as an Annual Addition under Code Section 415(l)(1) or 419A(d)(2). If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12-consecutive month period, the Maximum Permissible Amount will not exceed the Defined Contribution Dollar Limitation multiplied by the following fraction:

                  Number of months in the short Limitation Year
                  ---------------------------------------------
                                       12

        (J) Projected Annual Benefit means the annual retirement benefit (adjusted to an actuarially equivalent Straight Life Annuity if such benefit is expressed in a form other than a Straight Life Annuity or Qualified Joint and Survivor Annuity) to which the Participant would be entitled under the terms of a Defined Benefit Plan assuming:

        (K) the Participant continues in employment with the Employer or Affiliate until the Participant's "normal retirement age" under the Plan within the meaning of Code Section 411(a)(8) (or the Participant's current age, if later); and

        (L) the Participant's Limitation Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

3.9.2   Annual Additions Limit:

The provisions of this subsection 3.9.2 apply with respect to a Participant who does not participate in, and has never participated in, another Qualified Plan, a welfare benefit fund as defined in Code Section 419(c) maintained by the Employer or an Affiliate or an individual medical account as defined in Code
Section 415(l)(2) maintained by an Employer or Affiliate or a simplified Employee pension, as defined in Code Section 408(k), maintained by the Employer or an Affiliate, which provides an Annual Addition as defined in Section 3.9.1(A) of the Plan, other than this Plan.

        (A) Limit. The amount of Annual Additions which may be credited to the Participant's Account for any Limitation Year will not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan. If the Employer contribution or forfeiture that would otherwise be contributed or allocated to the Participant's Account would cause the Annual Additions on behalf of the Participant for the Limitation Year to exceed the Maximum Permissible Amount with respect to that Participant for the Limitation Year, the amount contributed or allocated will be reduced so that the Annual Additions on behalf of the Participant for the Limitation Year will equal such Maximum Permissible Amount.

        (B) Estimated Limitation Compensation. Prior to determining the Participant's actual Limitation Compensation for a Limitation Year, the Employer may determine the Maximum Permissible Amount for the Participant for the Limitation Year on the basis of a reasonable estimation of the Participant's Compensation for that Limitation Year. Such estimated Compensation shall be uniformly determined for all Participants similarly situated.

        (C) Actual Limitation Compensation. As soon as is administratively feasible after the end of a Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Limitation Compensation for the Limitation Year.

        (D) Disposition of Excess Amount. If under Section 3.9.2(C), as a result of the allocation of forfeitures or as a result of an error in estimating Compensation or in determining the amount of Pre-Tax Contributions, there is an Excess Amount with respect to the Participant for a Limitation Year, the Excess Amount shall be disposed of as follows:

            (i) First, any contribution to the Participant's Employee After-Tax Contributions Account (to the extent a Matching Contribution has not been made with respect to such contribution), plus earnings or minus losses attributable thereto will be distributed to the Participant to the extent that the return thereof would reduce the Excess Amount in such Participant's Account.

            (ii) If, after the application of Section 3.9.2(D)(i), an Excess Amount still exists, any Pre-Tax Contributions (to the extent a Matching Contribution has not been made with respect to such contributions) plus earnings or minus losses attributable thereto, will be distributed to the Participant to the extent that the return thereof would reduce the Excess Amount in such Participant's Accounts.

            (iii) If, after the application of Section 3.9.2(D)(i) and (ii) an Excess Amount still exists, any Employee After-Tax Contributions (plus earning attributable thereto) to which Matching Contributions are attributable shall be distributed to the Participant to the extent that the return thereof would reduce the Excess Amount in such Participant's Accounts. The pro rata portion of the Matching Contribution (and earnings attributable thereto) attributable to such returned Employee After-Tax Contributions shall be held in a suspense account and used to reduce the Matching Contribution under this Plan for such Participant in the next Limitation Year.

            (iv)  If after the application of Section 3.9.2(D)(i), (ii), and
(iii) an Excess Amount still exists, any Pre Tax Contributions (plus earnings attributable thereto) to which Matching Contributions are attributable shall be distributed to the Participant to the extent that the return thereof would reduce the Excess Amount in such Participant's Accounts. The pro rata portion of the Matching Contribution (and earnings attributable thereto) attributable to such returned Pre Tax Contributions shall be held in a suspense account and used to reduce the Matching Contribution under this Plan for such Participant in the next Limitation Year.

            (v) If after the application of Section 3.9.2(D)(i), (ii) (iii) and (iv) an Excess Amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the remaining Excess Amount in the Participant's Account will be held in a suspense account and used to reduce Employer contributions (including allocation of any forfeitures) under this Plan to which such Participant is otherwise entitled in the next Limitation Year, and in each succeeding Limitation Year, if necessary.

            (vi) If after the application of Section 3.9.2(D)(i), (ii), (iii), and (iv) an Excess Amount still exists, and the Participant is not covered by the Plan at the end of the Limitation Year, the Excess Amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer contributions under this Plan for all remaining Participants in the next Limitation Year, and in each succeeding Limitation Year, if necessary.

            (vii) If a suspense account is in existence at any time during a Limitation Year under Section 3.9.2(D)(iv), the suspense account will not participate in the allocation of the Trust Fund's investment gains or losses to or from any other Account. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to the applicable Participants' or Accounts before any Employer or Participant contributions may be made to the Plan for the

Limitation Year. Excess Amounts, except as provided in Section 3.9.2(D)(i) and
(ii), (iii), and (iv) may not be distributed to Participants or former Participants.

            (viii) Determination of Earnings. Earnings attributable to Excess Amounts shall be determined in the manner described in Section 3.4.2(D)(iii).

3.9.3   Participation in More Than One Plan:

The provisions of this Section 3.9.3 apply with respect to a Participant who, in addition to this Plan, is covered or has been covered under one or more Defined Contribution Plans (which are either Master or Prototype Plans, or not Master or Prototype Plans), welfare benefit funds, an individual medical account or a simplified employee pension plan maintained by the Employer or an Affiliate, which provides an Annual Addition as described in Section 3.9.1(A) of the Plan during any Limitation Year.

        (A) The Annual Additions which may be credited to a Participant's Accounts under this Plan for any such Limitation Year will not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to the Participant's Account or Accounts under the other qualified Master or Prototype Defined Contribution Plans and welfare benefit fund, individual medical account or simplified employee pension plan for the same Limitation Year. If the Annual Additions with respect to the Participant under other qualified Master or Prototype Defined Contribution Plans, welfare benefit funds, individual medical account, and simplified employee pension plan maintained by the Employer are less than the Maximum Permissible Amount and the Employer contribution that would otherwise be contributed or allocated to a Participant's Account under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated shall be reduced so that the Annual Additions under all such other plans and funds for the Limitation Year will equal the Maximum Permissible Amount. If the Annual Additions with respect to the Participant under such other qualified Master or Prototype Defined Contribution Plans and welfare benefit funds, individual medical account, or simplified employee pension plan in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to any of the Participant's Accounts under this Plan for the Limitation Year.

        (B) Before determining the Participant's actual Limitation Compensation for a Limitation Year, the Maximum Permissible Amount for a Participant may be determined in the manner described in Section 3.9.2(B).

        (C) As soon as is administratively feasible after the end of a Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Limitation Compensation for the Limitation Year.

        (D) If, under Section 3.9.3(A) above, or as a result of the allocation of forfeitures, a Participant's Annual Additions under this Plan and the Participant's Annual Additions under such other plans would result in an Excess Amount for a Limitation Year, the Excess Amount will be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a simplified employee pension plan will be deemed to have been allocated first, followed by Annual Additions to a welfare benefit fund or individual medical benefit account regardless of the actual allocation date.

        (E) If an Excess Amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another such plan, the Excess Amount attributed to this Plan will be the product of:

            (i)    the total Excess Amount allocated as of such date, times

             (ii) the ratio of (1) the Annual Additions allocated to the Participant for the Limitation Year as of such date under this Plan to (2) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this Plan and all the other qualified Master or Prototype Defined Contribution Plans.

         (F) Any Excess Amount attributed to this Plan will be disposed in the manner described in Section 3.9.2(D).

3.9.4    Participation in Non-Prototype Plans:

If a Participant is covered under one or more qualified Defined Contribution Plans, other than this Plan, maintained by the Employer or an Affiliate which are not Master or Prototype Plans, welfare benefit funds, or an individual medical benefit account maintained or a simplified employee pension plan by the Employer, Annual Additions which may be credited to the Participant's Account under this Plan for any Limitation Year shall be limited in accordance with the provisions of Sections 3.9.3(A) - (F) above as though each such other plan was a Master or Prototype Plan, unless the Employer provides other limitations in the qualified Defined Contribution Plan.

3.9.5    Defined Benefit Plan Participation - Pre-2000 Years:

If the Employer maintains, or at any time maintained, a Defined Benefit Plan covering any Participant in this Plan, the sum of the Participant's Defined Benefit Fraction and Defined Contribution Fraction will not exceed 1.0 in any Limitation Year. The Annual Additions which may be credited to the Participant's Account under this Plan for any Limitation Year will be limited in accordance with the terms of the Defined Benefit Plan. This Section 3.9.5 does not apply for Limitation Years beginning on or after January 1, 2000 with respect to individuals who are actively employed Employees on or after January 1, 2000.

3.9.6    Super Top-Heavy - Pre-2000 Years:

If required under Section 4.4.4, "100%" shall be substituted for "125%" wherever the latter percentage appears in this Section 3.9. This Section 3.9.6 does not apply for Limitation Years beginning on or after January 1, 2000 with respect to individuals who are active Employees on or after January 1, 2000.

3.10     Return of Employer Contributions Under Special Circumstances:

3.10.1   Contributions Are Conditional:

All contributions by the Employers are conditioned on their being deductible under Code Section 404 (to the extent the Employers are not otherwise tax exempt) and upon the initial qualification of the Plan (as adopted by the Employers) under Code Section 401(a).

3.10.2   Return of Contributions:

Notwithstanding any provision of this Plan to the contrary, upon timely written demand by the Employer or the Plan Administrator to the Trustee:

         (A) Any contribution by the Employer to the Plan under a mistake of fact must be returned to the Employer by the Trustee within one year of the contribution. Earnings attributable to such contribution shall not be returned to the Employer, but losses attributable to the contribution shall reduce the amount to be returned.

       (B) Any contribution made by the Employer incident to the determination by the Commissioner of Internal Revenue that the Plan is initially a Qualified Plan shall be returned to the Employer by the Trustee within one year after notification from the IRS that the Plan is not initially a Qualified Plan but only if the application for the qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

       (C) If the deduction of a contribution made by the Employer is disallowed by the IRS under Code Section 404, such contribution (to the extent disallowed) must be returned to the Employer within one year of the disallowance of the deduction. Earnings attributable to such contribution shall not be returned to the Employer, but losses attributable to the contribution shall reduce the amount to be returned.

3.11   QVECs:

The Plan Administrator will not accept deductible employee contributions which are made for a taxable year beginning after December 31, 1986. Contributions made prior to that date, if any, will be maintained in a separate QVEC Account with respect to each affected Participant which will be nonforfeitable at all times. Each Participant's QVEC Account, if any, will share in the gains and losses under the Plan in the same manner as any other Account under the Plan. No part of the QVEC Account may be used to purchase life insurance or is available for a loan under the Plan. Subject to the Article VI Qualified Joint and Survivor Annuity requirements (if applicable), the Participant may withdraw any part of his or her QVEC Account at any time by making a written application to the Plan Administrator.

3.12   Qualified Nonelective Contributions:

The Employer may elect to make Qualified Nonelective Contributions under the Plan on behalf of Nonhighly Compensated Employees. Such contributions for a Plan Year shall be allocated among Participants who are Nonhighly Compensated Employees in an amount necessary to satisfy the ADP Test or the ACP Test. Such Qualified Nonelective Contributions may be made in lieu of or in addition to distributing Excess Contributions as provided in Section 3.4.2 of the Plan, or distributing or forfeiting Excess Aggregate Contributions as provided in Section
3.6 of the Plan.

3.13   Qualified Matching Contributions:

The Employer may elect to make Qualified Matching Contributions under the Plan. Such Contributions for a Plan Year shall be allocated among Participants who are Nonhighly Compensated Employees and who make Pre-Tax Contributions for the Plan Year in an amount necessary to satisfy the ADP Test or the ACP Test. Such Qualified Matching Contributions may be made in lieu of or in addition to distributing Excess Contributions as provided in Section 3.4.2 of the Plan, or distributing or forfeiting Excess Aggregate Contributions as provided in Section
3.6 of the Plan.

3.14 Contribution and Allocation of Qualified Nonelective Contributions and Qualified Matching Contributions:

Qualified Nonelective Contributions and/or Qualified Matching Contributions for a Plan Year shall be contributed and allocated to the Trust no later than the last day of the 12-month period immediately following the Plan Year to which such contributions relate.

3.15   Prevailing Wage Contribution:

If the Primary Employer elects in the Adoption Agreement, the Employer will make Prevailing Wage Contributions on behalf of each Participant (or such Participants identified in Appendix B of the Adoption

Agreement) as provided in the Adoption Agreement. Prevailing Wage Contributions may offset Employer contributions to the extent provided in the Adoption Agreement. A Participant's Prevailing Wage Account shall always be 100% vested.

3.16   Safe Harbor Method CODA:

This Section 3.16 is effective for Plan Years beginning after December 31, 1998.

3.16.1 Rule of Application:

       (A) If the Primary Employer has elected the Safe Harbor CODA option in the Adoption Agreement, the provisions of this Section 3.16 shall apply for the Plan Year and any provisions relating to the ADP Test described in Code Section 401(k)(3) (and Plan Section 3.4.2(B)) or the ACP Test described in Code Section 401(m)(2) (and Plan Section 3.6) do not apply.

       (B) Notwithstanding Section 3.16.1(A), if Matching Contributions that do not satisfy the ACP Test Safe Harbor requirements of Section 3.16.5 or if Employee After-Tax Contributions may be made to the Plan, the Plan must satisfy the ACP Test using the current year testing method. Such test shall be applied using only such contributions selected by the Primary Employer in the Adoption Agreement and in accordance with IRS Notice 98-52 or subsequent guidance.

3.16.2 Governing Provisions:

To the extent that any other provision of the Plan is inconsistent with the provisions of this Section 3.16, and this Section 3.16 has been elected by the Primary Employer in the Adoption Agreement, the provisions of this Section 3.16 govern.

3.16.3 Definitions:

       (A) ADP Test Safe Harbor is the method described in Section 3.16.4 for satisfying the ADP Test of Code Section 401(k)(3).

       (B) Safe Harbor Contributions are Matching Contributions and Safe Harbor Nonelective Contributions described in Section 3.16.4.

       (C) Compensation is defined in Section 1.21, except, for purposes of this
Section 3.16, no dollar limit, other than the limit imposed by Code Section 401(a)(17), applies to the compensation of a Nonhighly Compensated Employee. However, solely for purposes of determining the compensation subject to a Participant's deferral election, the Employer may use an alternative definition to the one described in the preceding sentence, provided such alternative definition is a reasonable definition within the meaning of Treas. Reg. Section 1.414(s)-1(d)(2) and permits each Participant to elect sufficient Pre-Tax Contributions to receive the maximum amount of Matching Contributions (determined using the definition of Compensation described in the preceding sentence) available to the Participant under the Plan.

       (D) Eligible Participant means an Active Participant eligible to make Pre-Tax Contributions under the Plan for any part of the Plan Year or who would be eligible to make Pre-Tax Contributions but for a suspension due to a hardship distribution described in Section 5.9 or to statutory limitations, such as Code Sections 402(g) and 415.

       (E) Safe Harbor Matching Contributions are contributions made by the Employer in the amount(s) specified as such in Section 3.16.4 in the Adoption Agreement on account of an Eligible Participant's Pre-Tax Contributions and/or Employee After-Tax Contributions.

       (F) Safe Harbor Nonelective Contributions are nonelective contributions in an amount specified as such in the Adoption Agreement made by the Employer on behalf of Eligible Participants.

3.16.4 ADP Test Safe Harbor:

       (A) Safe Harbor Contributions.

           (i) Unless the Primary Employer elects in the Adoption Agreement to make Enhanced Matching Contributions (as defined in the Adoption Agreement) or Safe Harbor Nonelective Contributions, the Employer will contribute for the Plan Year a Safe Harbor Matching Contribution to the Plan on behalf of each Eligible Participant equal to (i) 100 percent of the amount of the Eligible Participant's Pre-Tax Contributions that do not exceed 3 percent of the Eligible Participant's Compensation for the Plan Year, plus (ii) 50 percent of the amount of the Eligible Participant's Pre-Tax Contributions that exceed 3 percent of the Eligible Participant's Compensation but that do not exceed 5 percent of the Eligible Participant's Compensation ("Basic Matching Contributions").

           (ii) Notwithstanding the requirement in (i) above that the Employer make the Safe Harbor Contributions to this Plan, if the Employer so provides in the Adoption Agreement, the Safe Harbor Contributions will be made to the Defined Contribution Plan indicated in the Adoption Agreement. However, such contributions will be made to this Plan unless (1) each Eligible Participant eligible under this Plan is also eligible under the other plan and (2) the other plan has the same Plan Year as this Plan. The option to make Safe Harbor Contributions to another Defined Contribution Plan is permitted only if this Plan is a nonstandardized plan or a plan that is paired with the other Defined Contribution plan. Safe Harbor Contributions made to this Plan shall be allocated to each Eligible Participant's Safe Harbor Matching Contributions Account and/or Safe Harbor Nonelective Contributions Account, as appropriate.

           (iii) The Participant's accrued benefit derived from Safe Harbor Contributions may not be distributed earlier than the occurrence of an event described in Section 5.1.2, other than Section 5.1.2(F) (financial hardship) or, in the case of a profit-sharing plan, the attainment of age 59 1/2. In addition, such contributions must satisfy the ADP Test Safe Harbor without regard to permitted disparity under Code Section 401(1).

       (B) Notice Requirement.

       Generally, the Employer must provide each Eligible Participant with a comprehensive notice of the Eligible Participant's rights and obligations under the Plan, written in a manner calculated to be understood by the average Employee. This notice must be provided to Eligible Participants within a reasonable period before the beginning of the Plan Year (or, in the year an Employee becomes an Eligible Participant, within a reasonable period before the Employee becomes an Eligible Participant). Notice is deemed to have been provided within such reasonable period if it is provided at least 30 days, but not more than 90 days, before the beginning of the Plan Year. If an Employee becomes an Eligible Participant after the 90th day before the beginning of the Plan Year and does not receive the notice for that reason, the notice must be provided no more than 90 days before the Employee becomes an Eligible Participant but not later than the date the Employee becomes an Eligible Participant. If an Employer adopts the Safe Harbor Method of this Section 3.16 for the first time with respect to the Plan for a Plan Year that begins on or after January 1, 2000, and on or before June 1, 2000 the notice described in this paragraph may be provided on or before May 1, 2000.

       (C) Election Periods.

       In addition to any other election periods provided under the Plan, each Eligible Participant may make or modify a deferral election during the 30-day period immediately following receipt of the notice described in Section 3.16.4(B) above.

3.16.5 ACP Test Safe Harbor:

The ACP Test Safe Harbor Requirements are met if

       (A) Matching Contributions are not made with respect to Pre-Tax Contributions or Employee After-Tax Contributions that in the aggregate exceed 6 percent of the Eligible Participant's Compensation,

       (B) The rate of Matching Contributions does not increase as the rate of Pre-Tax Contributions or Employee After-Tax Contributions increase, and

       (C) At the rate of Pre-Tax Contributions or Employee After-Tax Contributions, the rate of Matching Contributions that would apply with respect to any Highly Compensated Employee who is an Eligible Participant is no greater than the rate of Matching Contributions that would apply to a Nonhighly Compensated Employee who is an Eligible Participant and who has the same rate of Pre-Tax Contributions or Employee After-Tax Contributions.

3.16.6 Contributions Fully Vested:

All contributions made under this Section 3.16 shall be nonforfeitable.

3.17   USERRA:

This Section 3.17 is effective as of December 12, 1994.

       (A) Make-Up Profit Sharing, Prevailing Wage, Safe Harbor Nonelective, Money Purchase, and Target Benefit Contributions.

       To the extent that USERRA requires the Employer to make contributions to the Plan for any Participant, such contributions shall be made (without adjustment for any investment gains or losses, earnings or expenses) when the Participant returns to service as an Eligible Employee of the Employer or an Affiliate. Any such make-up contribution shall be in an amount equal to the sum of the contributions that the Employer would have made for allocation to the Participant's Account (without adjustment to reflect investment gains or losses or income or expenses that would have been attributable thereto) had the Participant remained in the employ of the Employer as an Eligible Employee throughout the period of his military service absence, with imputed Compensation equal to the Compensation he would have earned at his rate of pay from the Employer in effect immediately prior to inception of his absence for military service.

       (B) Make-Up Pre-Tax, Employee After-Tax, and Matching Contributions (including Safe Harbor Matching Contributions).

       If the Plan permits Pre-Tax Contributions and/or Employee After-Tax Contributions, any Employee who is entitled to USERRA reemployment rights shall be subject to the following provisions:

           (i) If, at the time of the commencement of his absence for qualified military service (as defined in Code Section 414(u)), the Eligible Employee was not yet a Participant by reason of failure to satisfy the Plan's minimum service requirements, such Eligible Employee shall be deemed to have become a Participant

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

as of the Entry Date on which he would otherwise have become a Participant had his employment not been uninterrupted by qualified military service.

           (ii) Any Participant who resumes employment with the Employer within the time during which his reemployment rights are protected by USERRA shall be entitled to make up missed Pre-Tax Contributions and Employee After-Tax Contributions at any time during the period commencing with his resumption of employment with the Employer and ending on the earliest to occur of (1) the date that occurs five years from the date on which such qualified military service absence commenced, (2) the date on which his employment terminates after having been resumed following qualified military service, or (3) the date that occurs after a passage of time commencing on his resumption of employment following qualified military service which is equal to three times the duration of his absence for qualified military service. Any such make-up contributions shall be by payroll withholding unless otherwise permitted by IRS regulations or rulings.

           (iii) Solely for the purposes of determining all limitations applicable thereto under the Plan and under the Code, any make-up contributions made by a Participant exercising his rights under paragraph (ii) hereof shall be deemed to have been made in the Plan Year in which originally missed. For the purpose of applying these limitations, the Participant will be imputed with Compensation in an amount equal to the amount that the Participant would have earned during his period of absence in the Plan Year (or fraction thereof) had he been employed through the entirety of such period of absence at his regular rate of wages or salary in effect (including any contractual holiday, vacation or sick pay, contractual bonuses and other contractual direct cash remuneration) immediately prior to the commencement of such absence.

           (iv) To the extent that the Participant makes contributions described in paragraph (ii) hereof in a timely manner, the Employer shall contribute for allocation directly to that Participant's Matching Contribution Account (or Safe Harbor Matching Contributions Account) an amount equal to the Matching Contributions (or Safe Harbor Matching Contributions) that would have been made for the benefit of the Participant if the Participant's make-up Pre-Tax and/or Employee After-Tax Contributions had been made at the time his imputed Compensation would have been earned.

       (C) Earnings on Make-Up Contributions.

There shall be no adjustment of either Employer contribution amounts or the balance standing to the credit of the Participant in his Participant's Account for other purposes (such as the payment of Plan administrative costs and trustee or investment manager fees) that might or would have occurred had the make-up Pre-Tax Contributions, Employee After-Tax Contributions, Profit Sharing Contributions, Safe Harbor Nonelective Contributions, Money Purchase Contributions, Target Benefit Contributions and Matching Contributions (including any Safe Harbor Matching Contributions) been made on a current basis during either the period of the Participant's absence or any period after his return to employment and prior to the date on which such make-up contribution is actually made.

3.18   Electronic Media:

Any notice, election, consent, waiver, or other communication under this Article III may be made by means of such electronic, telephonic or other media authorized by the Plan Administrator to the extent permitted and in the manner required under applicable law.

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

                                   ARTICLE IV
                                     VESTING

4.1      Determination of Vesting:

4.1.1    Vested Accounts:

A Participant shall at all times have a vested percentage of 100% in the Account Balance of each of his or her Pre-Tax Contributions Account, Qualified Nonelective Contributions Account, Employee After-Tax Contributions Account, Prevailing Wage Contributions Account, Qualified Matching Contributions Account, Rollover Contributions Account, Safe Harbor Matching Contribution Account, Safe Harbor Nonelective Account and QVEC Account.

4.1.2    Full Vesting Events:

In all events, a Participant shall have a vested percentage of 100% in his or her entire Account upon: (i) the attainment of Normal Retirement Age; (ii) termination of Employment due to the attainment of Early Retirement (if elected by the Primary Employer in the Adoption Agreement); (iii) Disability; (iv) death; (v) the complete discontinuance of contributions by the Employer; (vi) the complete termination of the Plan; or (vii) solely in the case of affected Participants, a partial termination of the Plan.

4.1.3    Other Vesting Events:

Except as otherwise provided in Section 4.1.1 and Section 4.1.2, each Participant's Account shall become vested in accordance the vesting provisions elected by the Primary Employer in the Adoption Agreement.

4.1.4    Forfeitures:

Forfeitures of Profit Sharing Contributions, Money Purchase Contributions, Target Benefit Contributions and Matching Contributions other than Excess Aggregate Contributions or Matching Contributions related to contributions that are Excess Aggregate Contributions, Excess Pre-Tax Contributions, or Excess Contributions, shall be made in accordance with Section 4.3.

4.2      Rules for Crediting Vesting Service:

4.2.1    General Rule:

Subject to Section 4.2.2, Years of Service shall be credited for purposes of determining a Participant's Vesting Service as specified in the Adoption Agreement. If the Employer maintains the plan of a Predecessor Employer, service with such Predecessor Employer shall be treated as service with the Employer for purposes of Vesting Service.

4.2.2    Breaks in Service:

         (A) Fewer than Five Consecutive One-Year Breaks in Service. A Participant who incurs fewer than five consecutive one-year Breaks in Service shall retain credit for Vesting Service earned before such period of Breaks in Service.

         (B) Five Consecutive One-Year Breaks in Service. A Participant who incurs five or more consecutive one-year Breaks in Service shall not accrue additional Vesting Service for Employment after such period of Breaks in Service with respect to his or her Account accrued before the commencement of the Break in Service period. Except as provided in (C) below, Years of Service both before and after the Break in Service will count in determining the Participant's Vesting Service with respect to all contributions made after the Participant's reemployment.

         (C) Five Consecutive One-Year Breaks in Service: Nonvested Termination. A Participant who incurs a Nonvested Separation and is reemployed after having incurred at least five consecutive one-year Breaks in Service shall be treated as a new employee and his or her Years of Service earned before such period of Breaks in Service shall be disregarded for crediting Vesting Service.

4.3      Employer Accounts Forfeitures:

4.3.1    Nonvested Separation

Subject to Section 5.6, upon the Nonvested Separation of a Participant, the nonvested portion of each Account of such Participant will be forfeited as of the date of termination of Employment.

4.3.2    Partially Vested Separation:

Upon the Partially Vested Separation of a Participant, the nonvested portion of each Account of such Participant will be forfeited as of the date of termination of Employment; provided, however, that such Participant receives a distribution in accordance with Section 5.6. If a Participant does not receive a distribution following his or her termination of Employment, the nonvested portion of each Account of the Participant shall be forfeited following a period of five consecutive one-year Breaks in Service.

4.3.3    Vesting After Partial Distribution:

If a distribution is made at a time when a Participant has a nonforfeitable right to less than 100 percent of the Employer Derived Account Balance, and the Participant may increase the nonforfeitable percentage in his or her Account, the Participant's nonforfeitable portion of his or her Account will be equal to an amount ("X") determined by the formula:

                                X = P(AB + D) - D

For purposes of applying the formula: P is the nonforfeitable percentage at the relevant time, AB is the account balance at the relevant time, and D is the amount of the distribution.

4.3.4    Application of Forfeitures:

Forfeitures shall be applied in accordance with Section 3.7.

4.3.5    Withdrawal Does Not Cause Forfeiture:

No forfeitures will occur solely as a result of an Employee's withdrawal of Employee After-Tax Contributions, Rollover Contributions, and/or Pre-Tax Contributions.

4.4      Top-Heavy Provisions:

If the Plan is or becomes Top-Heavy in any Plan Year, the provisions of this
Section 4.4 will supercede any conflicting provisions in the Plan or Adoption Agreement.

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

4.4.1    Terms:

As used in this Section 4.4, each of the following terms shall have the meanings for that term set forth in this Section 4.4.1:

         (A) Determination Date means, for any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, Determination Date means the last day of that year.

         (B) Permissive Aggregation Group means the Required Aggregation Group of plans plus any other plan or plans of the Employer or Affiliate which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

         (C) Required Aggregation Group means (i) each Qualified Plan of the Employer or Affiliate in which at least one Key Employee participates or participated at any time during the five-year period ending on the Determination Date, regardless of whether the Plan has terminated, and (ii) any other Qualified Plan of the Employer or Affiliate which enables a plan described in
(i) to meet the requirements of Code Sections 401(a)(4) or 410.

         (D) Super Top-Heavy Plan means, for any Plan Year, the Plan if any Top-Heavy Ratio as determined under the definition of Top-Heavy Plan exceeds 90%. To the extent this definition is applicable for purposes of Section 4.4.4, it shall not be effective with respect to individuals who are active Employees on or after January 1, 2000.

         (E) Top-Heavy Plan means, for any Plan Year, the Plan if any of the following conditions exists:

             (i) If the Top-Heavy Ratio for the Plan exceeds 60% and the Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of Plans.

             (ii) If this Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds 60%.

             (iii) If the Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

         (F) Top-Heavy Ratio means

             (i) If the Employer or Affiliate maintains one or more Defined Contribution Plans (including any simplified employee pension plan) and the Employer or Affiliate has never maintained any Defined Benefit Plan which during the 5-year period ending on the Determination Dates has or has had accrued benefits, the Top-Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the Account Balances of all Key Employees as of the Determination Date(s) (including any part of any Account Balance distributed in the five-year period ending on the Determination Date(s)), and the denominator of which is the sum of all Account Balances (including any part of any Account Balance distributed in the five-year period ending on the Determination Date(s)), both computed in accordance with Code Section 416 and the regulations thereunder. Both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Code
Section 416 and the regulations thereunder.

             (ii) If the Employer or an Affiliate maintains one or more Defined Contribution Plans (including any simplified employee pension plan) and the Employer or an Affiliate maintains or has maintained one or more Defined Benefit Plans which during the five-year period ending on the Determination Date(s) has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of Account Balances under the aggregated Defined Contribution Plans for all Key Employees, determined in accordance with (i) above, and the present value of accrued benefits under the aggregated Defined Benefit Plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the Account Balances under the aggregated Defined Contribution Plans for all Participants, determined in accordance with (i) above, and the present value of accrued benefits under the Defined Benefit Plans for all Participants as of the Determination Dates, all determined in accordance with Code Section 416 and the regulations thereunder. The accrued benefits under a Defined Benefit Plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an accrued benefit made in the five-year period ending on the Determination Date.

             (iii) For purposes of (i) and (ii) above, the value of Account Balances and the present value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Code Section 416 and the regulations thereunder for the first and second Plan Years of a Defined Benefit Plan. The Account Balances and accrued benefits of a Participant (1) who is not a Key Employee but who was a Key Employee in a prior year, or (2) who has not been credited with at least one Hour of Service with any Employer or an Affiliate maintaining the Plan at any time during the five-year period ending on the Determination Date, will be disregarded.

             (iv) The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code Section 416 and the regulations thereunder./16/ QVECs will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans, the value of Account Balances and accrued benefits will be calculated with reference to the determination dates that fall within the same calendar year.

             (v) The accrued benefit of a Participant who is not a Key Employee shall be determined under (1) the method, if any, that uniformly applies for accrual purposes under all Defined Benefit Plans maintained by the Employer or Affiliate or (2) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code Section 411(b)(1)(C).

         (G) Present Value. For purpose of this Section, present value shall be based only on the interest and mortality rates specified in the Adoption Agreement.

         (H) Valuation Date. means the date the last business day of the Plan Year.

4.4.2    Top-Heavy Vesting Schedule:

If the Plan is determined to be a Top-Heavy Plan or a Super Top-Heavy Plan as of any Determination Date, then the following vesting schedule shall apply beginning with the first Plan Year commencing after such Determination Date, unless the Plan's vesting schedule specified in the Adoption Agreement provides for vesting that is at least as rapid as the following schedule, in which case the vesting schedule specified in the Adoption Agreement shall apply:

-------------------
/16/ Specifically, in the case of "unrelated rollovers and transfers" (both initiated by the Employee and made from a plan maintained by an employer to a plan maintained by another unrelated employer) the distributing plan takes the distribution into account and the plan accepting the rollover or transfer does not take the distribution into account. In the case of "related rollovers and transfers" (one either not initiated by the Employee or made to a plan maintained by the same employer), the distributing plan does not take the distribution into account and the plan accepting the rollover or transfer takes the distribution into account.

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

                   Years of Service              Nonforfeitable Percentage
                   ----------------              -------------------------
                          2                                  20%
                          3                                  40%
                          4                                  60%
                          5                                  80%
                          6 or more                         100%

If the vesting schedule of this Section applies, it applies to all benefits within the meaning of Code Section 411(a)(7) except those attributable to Employee After-Tax Contributions and Pre-Tax Contributions, including benefits accrued before the effective date of Code Section 416 and benefits accrued before the Plan became Top-Heavy. Further, once the Plan is determined to be a Top-Heavy Plan or a Super Top-Heavy Plan, the minimum Top-Heavy vesting schedule shall continue to apply to the Plan. No decrease in a Participant's nonforfeitable percentage may occur regardless of whether the Plan's status as Top-Heavy changes for any subsequent Plan Year. However, this Section does not apply to the Account of any Employee who does not have an Hour of Service after the Plan has initially become Top-Heavy and such Employee's Account Balance attributable to Employer contributions and forfeitures will be determined without regard to this Section. The minimum allocation pursuant to Section 4.4.3 (to the extent required to be nonforfeitable under Code Section 416(b)) may not be forfeited under Code Section 411(a)(3)(B) or Code Section 411(a)(3)(D).

4.4.3    Minimum Allocation:

         (A) Except as provided in Sections 4.4.3(C) and (D), for any Plan Year in which the Plan is a Top-Heavy Plan, contributions and forfeitures allocated to the Account of any Participant who is not a Key Employee in that Plan Year shall not be less than the lesser of:

             (i)  3% of such Participant's Limitation Compensation, or

             (ii) in the case where the Employer has no Defined Benefit Plan which designates this Plan to satisfy Code Section 416, the largest percentage of contributions and forfeitures, as a percentage of the Key Employee's Limitation Compensation, allocated to the Account of any Key Employee for that year. The minimum allocation is determined without regard to any Social Security contribution. This minimum allocation shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the Plan Year because of (1) the Participant's failure to complete a Year of Service, (2) the Participant's failure to make mandatory Employee contributions to the Plan or
(3) compensation less than a stated amount.

         (B) For purposes of computing the minimum allocation, a Participant's Limitation Compensation will be applied.

         (C) The provision in (A) above shall not apply to any Participant who was not employed by the Employer or an Affiliate on the last day of the Plan Year.

         (D) If the Employer or an Affiliate has executed Adoption Agreements covering Participants under a Paired Plan or by a plan which is a profit-sharing plan and by another plan which is a money purchase pension plan or a target benefit plan, the minimum allocation specified in the preceding Section 4.4.3(A) shall be provided by the money purchase pension plan or by the target benefit plan, as the case may be. If a Participant is covered under a Paired Plan or under this Plan and a Defined Benefit Plan maintained under Adoption Agreements offered by the Sponsor, the minimum allocation specified in the preceding
Section 4.4.3(A) shall not be applicable and the Participant shall receive the minimum benefit specified in the Defined Benefit Plan.

         (E) With respect to any profit-sharing or money purchase pension plan which becomes Top-Heavy and is integrated with Social Security, unless otherwise provided for in the Adoption Agreement, there shall be an allocation of the contribution to each Participant's Account in the ratio that each such Participant's Limitation Compensation for the Plan Year bears to the Limitation Compensation of all such Participants for the Plan Year, but not in excess of 3% of such Limitation Compensation.

4.4.4    Maximum Benefit - Pre-2000:

If the Plan becomes a Top-Heavy Plan, then the maximum benefit which can be provided under Section 3.9 shall continue to be determined by applying "125%" wherever it appears in that Section and by substituting "4%" for "3%" wherever that appears in Section 4.4.3. However, if the Plan becomes a Super Top-Heavy Plan, the maximum benefit which can be provided under Section 3.9 shall be determined by substituting "100%" for "125%" wherever the latter percentage appears and the 3% minimum contribution provided for in Section 4.4.4 shall remain unchanged. This Section 4.4.4 shall not be effective with respect to individuals who are active Employees on or after January 1, 2000.

                                   ARTICLE V
                      AMOUNT AND DISTRIBUTION OF BENEFITS,
                              WITHDRAWALS AND LOANS

5.1      Distribution:

5.1.1    Benefit Commencement Date:

Subject to Section 5.1.2, a Participant's Benefit Commencement Date shall be as soon as administratively practicable following his or her Fully Vested Separation, Partially Vested Separation or Nonvested Separation, if applicable, and in accordance with Section 5.6. A Participant does not separate from service for purposes of this Article V due to a transfer of employment to an Affiliate.

5.1.2 Pre-Tax, Qualified Nonelective, Qualified Matching, Safe Harbor Nonelective and Safe Harbor Matching Contributions:

Pre-Tax Contributions, Qualified Nonelective Contributions, Qualified Matching Contributions, Safe Harbor Nonelective and Safe Harbor Matching Contributions, and income allocable to each are distributable to a Participant or his or her Beneficiary or Beneficiaries no earlier than:

         (A) upon separation from service, death, or Disability.

         (B) termination of the Plan without the establishment of a successor Defined Contribution Plan (as defined in Treas. Reg. Section 1.401(k)-1(d)(3)) or a SIMPLE IRA Plan (defined in Code Section 408(p)).

         (C) the disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of Code Section 409(d)(2)) used in a trade or business of such corporation if such corporation continues to maintain the Plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring such assets and only if the distribution is made in connection with such disposition.

         (D) the disposition by a corporation to an unrelated entity of such corporation's interest in a subsidiary (within the meaning of Code Section 409(d)(3)) if such corporation continues to maintain the Plan but only with respect to Employees who continue employment with such subsidiary and only if the distribution is made in connection with such disposition.

         (E) unless otherwise elected by the Primary Employer in the Adoption Agreement, the attainment of age 59 1/2 in the case of a profit-sharing plan; and

         (F) unless otherwise elected by the Primary Employer in the Adoption Agreement, the hardship of the Participant as described in Section 5.9 (only if this Plan is a profit sharing plan and only with respect to Pre-Tax Contributions, not Qualified Nonelective Contributions, Qualified Matching Contributions, Safe Harbor Nonelective Contributions or Safe Harbor Matching Contributions).

         All distributions that may be made under one or more of the foregoing distributable events are subject to the consent requirements of Section 5.6.4.

         In addition, distributions that are triggered by any of the events described in subparagraphs 5.1.2 (B), (C), and (D) above must be made in a "lump sum distribution" within the meaning of Code Section 402(d)(4), without regard to subparagraphs (A)(i) through (iv), (B), and (F) of that Section.

         For purposes of subparagraphs 5.1.2(C) and (D) a distribution is made "in connection" with an event described in either Section only if the distribution is made no later than the end of the second calendar year after the calendar year in which the event occurred. Notwithstanding the preceding sentence, the Plan Administrator may determine that unusual circumstances warrant treating a distribution made after the end of the second calendar year after the calendar year in which the event occurred as being in "connection with" such events.

5.2      Amount of Benefits Upon a Fully Vested Separation:

A Participant's benefits upon his or her Fully Vested Separation for any reason other than Disability shall be the Account Balance of all of his or her Accounts determined in accordance with Section 10.6.

5.3      Amount of Benefits Upon a Partially Vested Separation:

A Participant's benefits upon his or her Partially Vested Separation for any reason other than Disability shall be: (A) the Account Balance of his or her Accounts (other than Accounts listed in Section 4.1.1(Vested Accounts)) determined in accordance with Section 10.6.2 multiplied by his or her vested percentage determined under Section 4.1.3, or, if applicable, Section 4.4.2 (Top-Heavy Vesting Schedule), plus (B) the Account Balance of his or her Accounts listed in Section 4.1.1 (Vested Accounts) determined in accordance with
Section 10.6.

5.4      Amount of Benefits Upon a Nonvested Separation:

A Participant's benefits upon his or her termination of Employment prior to satisfying the vesting requirement of Sections 4.1.2 and 4.1.3 shall be the Account balance of his or her vested Accounts (under Section 4.1.1), if any, determined in accordance with Section 10.6 plus a zero dollar cash-out distribution of his or her Accounts other than those listed in Section 4.1.1.

5.5      Amount of Benefits Upon a Separation Due to Disability:

If a Participant terminates Employment due to a Disability, his or her Account Balance will be 100% vested in accordance with Section 4.1.2, and his or her benefit shall be the Account Balance of all of his or her Accounts determined in accordance with Section 10.6. The Benefit Commencement Date of any such Participant on whose behalf contributions are being made under Section 3.1.4 (regarding Disabled Participants) shall be as soon as practicable after the date such contributions cease.

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

5.6      Distribution and Restoration:

5.6.1    Cash-Out of Small Amounts:

         (A) If an Employee terminates service, and the value of the Employee's vested Account Balance is not greater than $5,000, the Employee will receive a distribution of the value of the entire vested portion of such Account Balance and the nonvested portion of such Account balance will be treated as a forfeiture.

         (B) If an Employee would have received a distribution under the preceding paragraph but for the fact that the Employee's vested Account Balance exceeded $5,000 when the Employee terminated service and if at a later time such Account Balance is reduced such that it is not greater than $5,000, the Employee will receive a distribution of such Account Balance and the nonvested portion will be treated as a forfeiture.

         (C) For purposes of this Section, if a Participant incurs a Nonvested Separation, the Employee shall be deemed to have received a distribution of zero dollars reflecting the entire value of his or her Employer Derived Account Balance.

         (D) Effective for distributions made on or after March 22, 1999, whether a Participant's vested Account Balance as described in this Section exceeds $5,000 shall be determined at the time of the current distribution without regard to the value of such Account Balance at the time of any prior distribution.

5.6.2    Forfeiture of Nonvested Account Upon Distribution:

If an Employee terminates service, and elects, in accordance with the requirements of Section 5.6.4 or 5.6.5 (as applicable) to receive the value of the Employee's vested Account Balance, the nonvested portion will be treated as a forfeiture.

5.6.3    Restoration of Forfeited Amounts:

If an Employee receives or is deemed to receive a distribution under this Section and the Employee resumes employment covered under this Plan, the Employee's Employer Derived Account Balance will be restored (from additional Employer contributions and/or forfeitures, as provided in Section 3.7) to the amount on the date of distribution if the Employee repays to the Plan the full amount of the distribution attributable to Pre-Tax and Employer Contributions before the earlier of five years after the first date on which the Participant is subsequently re-employed by the Employer, or the date the Participant incurs five consecutive one-year Breaks in Service following the date of the distribution. If an Employee is deemed to receive a distribution under this Section, and the Employee resumes employment covered under this Plan before the date the Participant incurs five consecutive one-year Breaks in Service, upon the reemployment of such Employee, the Employer Derived Account Balance of the Employee will be restored to the amount on the date of such deemed distribution.

5.6.4    Consent Requirements:

         (A) Account Exceeds $5,000. If the value of a Participant's vested Account balance exceeds $5,000 and the Account balance is Immediately
Distributable:

             (i) the Participant must consent in order for a distribution to be made in any form; and

             (ii) the Participant's Spouse must consent in order for a distribution to be made in a form other than a Qualified Joint and Survivor Annuity unless the Plan is a "Non-QJSA Profit Sharing Plan" (as defined in
Section 6.1.2).

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

         (B) Consent Not Required Under Certain Circumstances. Neither the consent of the Participant nor the Participant's Spouse shall be required to the extent that a distribution is required to satisfy Section 401(a)(9), Section 402(g), Section 415, Section 401(k), or Section 401(m) of the Code. In addition, upon termination of this Plan, if the Plan does not offer an annuity option (purchased from a commercial provider) and if the Employer or an Affiliate does not maintain another Defined Contribution Plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)), the Participant's Account Balance will, without the Participant's consent, be distributed to the Participant. However, if the Employer or an Affiliate maintains another Defined Contribution Plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)), then the Participant's Account balance will be transferred, without the Participant's consent, to the other plan if the Participant does not consent to an immediate distribution.

5.6.5    Timing of Notice and Consent:

         (A) General Rules. The consent of the Participant and the Participant's Spouse, if applicable, shall be obtained in writing within the 90-day period ending on the "annuity starting date." The "annuity starting date" is the first day of the first period for which an amount is paid as an annuity or any other form. The Plan Administrator shall notify the Participant (and the Participant's Spouse if the Plan is subject to the Qualified Joint and Survivor Annuity requirements) of the right to defer any distribution until the Participant's Account Balance is no longer Immediately Distributable. Such notification shall include a general description of the material features, and an explanation of the relative values of the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Code Sections 417(a)(3) and 411(a)(11), and shall be provided no less than 30 days and no more than 90 days prior to the annuity starting date.

         (B) Non-QJSA Profit Sharing Plans. Effective for distributions on or after January 1, 1997, in the case of a "Non-QJSA Profit Sharing Plan" (as defined in Section 6.1.2), distributions may commence less than 30 days after the notice required under Code Section 411(a)(11) and paragraph (A) above is provided if the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and the Participant, after receiving the notice, affirmatively elects a distribution.

         (C) Plans Other Than Non-QJSA Profit Sharing Plans. Effective for distributions on or after January 1, 1997, if this Plan is subject to the Qualified Joint and Survivor Annuity requirements, the notice described in (A) above shall include a written explanation of: (i) the terms and conditions of the Qualified Joint and Survivor Annuity; (ii) the Participant's right to make, and the effect of, an election to waive a Qualified Joint and Survivor Annuity;
(iii) the rights of the Participant's Spouse; and (iv) the right to make and the effect of, a revocation of a previous election to waive a Qualified Joint and Survivor Annuity. The annuity starting date for a distribution in a form other than a Qualified Joint and Survivor Annuity may be less than 30 days after receipt of the written explanation described above if: (i) the Participant has been provided with information that clearly indicates the Participant has at least 30 days to consider whether to waive the Qualified Joint and Survivor Annuity and elect (with spousal consent) a form of distribution other than a Qualified Joint and Survivor Annuity; (ii) the Participant is permitted to revoke any affirmative distribution election at least until the annuity starting date or, if later, at any time prior to the expiration of the 7 day period beginning the day after the explanation of the Qualified Joint and Survivor Annuity is provided to the Participant; and (iii) the annuity starting date is a date after the date that the written explanation of the Qualified Joint and Survivor Annuity was provided to the Participant.

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

5.7      Withdrawals During Employment:

5.7.1    Age 59 1/2 Withdrawal:

If the Plan is a profit-sharing plan, unless elected otherwise by the Primary Employer in the Adoption Agreement, each Participant upon attainment of age 59 1/2 may elect to withdraw, as of the Valuation Date next following the receipt of an election by the Plan Administrator, and upon such notice as the Plan Administrator may require, all or any part of the vested Account balance of all of his or her Accounts, as of such Valuation Date.

5.7.2    Age 70 1/2 Withdrawal:

If the Primary Employer has elected in the Adoption Agreement to permit age 70 1/2 withdrawals during Employment, each Participant upon the January 1 of the calendar year in which the Participant attains age 70 1/2 may elect to withdraw, as of the Valuation Date next following the receipt of an election by the Plan Administrator, and upon such notice as the Plan Administrator may require, all or any part of the vested Account Balance of all or his or her Accounts, as of such Valuation Date.

5.7.3    Rollover Contribution and Employee After-Tax Contribution Withdrawal:

Notwithstanding Section 5.7.1, prior to termination of Employment, each Participant with a Rollover Contributions Account and/or an Employee After-Tax Contributions Account may elect to withdraw, as of the Valuation Date next following the receipt of an election by the Plan Administrator, and upon such notice as the Plan Administrator may require, all or any of such Account, as of such Valuation Date.

5.7.4    Rules and Procedures:

The Plan Administrator may establish from time to time rules and procedures with respect to any withdrawals including the order of Accounts from which such withdrawals shall be made.

5.7.5    Forfeitures:

No forfeitures shall occur as a result of a withdrawal under this Section 5.7.

5.7.6    Spousal Consent:

If a Participant is married at the time of such election, the Participant's Spouse must consent to such a withdrawal in the same manner as provided in
Section 6.2.4 (waiver of Qualified Joint and Survivor Annuity); provided, however, that if the Plan is a profit-sharing plan and Section 6.1.2 applies, the consent of the Participant's Spouse will not be required.

5.7.7    Transfers From Money Purchase Plan to Profit Sharing Plan:

This Section 5.7.7 is effective if this Plan is a profit sharing plan that has accepted a transfer of assets and liabilities from a money purchase pension plan and only to the extent it does not result in a violation of Code Section 411(d)(6) (subject to Treas. Reg. 1.411(d)-4, Q&A 2(b) and Revenue Ruling 94-76).

Effective as of the first day of the Plan Year, or, if later, 90 days after December 12, 1994 and notwithstanding any provision of this Plan to the contrary, to the extent that any optional form of benefit under this Plan permits a distribution prior to the Employee's retirement, death, Disability, or severance from employment, and prior to an event described in 5.1.3(B), (C), or
(D), the optional form of benefit is not available with respect to benefits attributable to assets (including the post-transfer earnings thereon) and liabilities that are transferred, within the meaning of Code Section 414(l), to this Plan from a money purchase pension plan qualified under Code Section 401(a) (other than any portion of those assets and liabilities attributable to voluntary employee contributions).

5.8      Loans:

5.8.1    Participant Loans:

Unless otherwise elected by the Primary Employer in the Adoption Agreement, loans shall be made available to all Participants and Beneficiaries (who are "parties in interest" under ERISA Section 3(14)/17/) on a reasonably equivalent basis. A Participant may submit an application to the Plan Administrator to borrow from any Account maintained for the Participant (on such terms and conditions as the Plan Administrator shall prescribe) an amount which when added to the outstanding balance of all other loans to the Participant (including loans made to the Participant from other Qualified Plans of the Employer) would not exceed the lesser of (a) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans during the one year period ending on the day before the loan is made, over the outstanding balance of loans from the Plan on the date the loan is made, or (b) 50% of the vested portion of his or her Account (determined without regard to accumulated QVECs) as of the Valuation Date immediately preceding the receipt of his or her loan application by the Plan Administrator. The loan application must be made before the expiration of such notice period as the Plan Administrator may require. For this purpose, all loans from Qualified Plans of the Employer or an Affiliate shall be aggregated, and an assignment or pledge of any portion of the Participant's interest in the Plan, and a loan, pledge or assignment with respect to any insurance contract purchased under the Plan, will be treated as a loan under this Section 5.8.1. The Plan Administrator shall administer such procedures as are necessary or desirable to administer Plan loans in accordance with this Section 5.8.

5.8.2    Conditions for Loans:

If approved, each such loan shall comply with the following conditions:

         (A) it shall be evidenced by a negotiable promissory note;

         (B) it shall be adequately secured and bear a reasonable rate of interest, as determined by the Plan Administrator;

         (C) the Participant must obtain the consent of his or her Spouse, if any, to the use of the Account balance as security for the loan. Spousal consent shall be obtained no earlier than the beginning of the 90-day period that ends on the date on which the loan is to be so secured. If the Plan is a profit-sharing plan that meets the requirements in Section 6.1.2 of the Plan (a "Non-QJSA Profit Sharing Plan"), however the consent of the Participant's Spouse will not be required. Any required spousal consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a Plan representative or notary public. Such consent shall thereafter be binding with respect to the consenting Spouse or any subsequent Spouse with respect to that loan. A new consent shall be required if the Account balance is used for renegotiation, extension, renewal, or other revision of the loan. A new consent also is required if an Account is used for any increase in the amount of security. The consent described in this paragraph is a consent to the reduction of the Account Balance payable at time of death or distribution by the amount of the security interest necessary to repay the loan;

         (D) the loan, by its terms, must require repayment (principal and interest) be amortized in level payments, not less frequently than quarterly, over a period not extending beyond five years from the date of the loan; provided, however, that if the proceeds of the loan are used to acquire a dwelling unit which within a

--------------
/17/ The term "party in interest" generally includes active Employees, Plan fiduciaries, Plan service providers, certain owners, and relatives of such individuals.

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

reasonable time (determined at the time the loan is made) will be used as the principal residence of the Participant, the repayment schedule may be for a term in excess of five years; and

         (E) the loan shall be adequately secured and may be secured by no more than 50% of the Participant's vested interest in his or her Accounts.

5.8.3    Account Adjustments:

If a Participant or Beneficiary requests and is granted a loan, principal and interest payments with respect to the loan shall be credited solely to the Account of the borrowing Participant from which the loan was made. In addition, all repayments of principal and interest shall be reinvested in the Plan in the same manner and in the same proportion as all other Participant contributions would otherwise be made, based on the Participant's current investment election. Any loss caused by nonpayment or other default on a Participant's loan obligations shall be charged solely to that Account. Any other loan shall be treated as an investment of the Trust Fund and interest and principal payments on account thereof shall be credited to the Trust Fund.

The Plan Administrator shall determine the order of Accounts from which a loan may be made.

5.8.4    General Rules:

In all events:

         (A) in the event of a default, foreclosure on the promissory note will not occur until a distributable event occurs under this Article V;

         (B) no loan will be made to any Owner-Employee or to any "shareholder-Employee" of an Employer. For this purpose, a "shareholder-Employee" means an Employee or officer of an electing small business, i.e., an "S corporation" as defined in Code Section 1361, who owns (or is considered as owning within the meaning of Code Section 318(a)(1)) on any day during the taxable year of such corporation, more than 5% of the outstanding stock of the corporation; and

         (C) loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Employees.

5.8.5    Suspension of Loan Repayments:

         (A) Suspension for Periods of Qualified Military Service. An Employee's obligation to repay principal and/or interest under a loan made under this
Section 5.8 shall be suspended for any part of any period during which such Employee is performing service in the uniformed military service to the extent permitted under Code Section 414(u)(4).

         (B) Suspension for Other Leaves of Absence. In accordance with procedures implemented by the Plan Administrator, an Employee's obligation to repay principal and/or interest under a loan made under this Section 5.8 may be suspended for a period of up to one year on account of a leave of absence, either without pay from the Employer or at a rate of pay (after income and employment tax withholding) that is less than the amount of the installment payments required under the terms of the loan.

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

5.9      Hardship Distributions:

5.9.1    General Rules:

To the extent available and elected by the Primary Employer in the Adoption Agreement, an Active Participant may request a distribution due to hardship from, unless elected otherwise by the Primary Employer in the Adoption Agreement, the vested portion of his or her Accounts other than from his or her Qualified Nonelective Contributions Account, Qualified Matching Contributions Account, earnings accrued after December 31, 1988 on the Participant's Pre-Tax Contributions, or any Safe Harbor contributions made under Section 3.16, only if the distribution is made both due to an immediate and heavy financial need of the Participant and is necessary to satisfy such financial need. Hardship distributions are subject to the spousal consent requirements contained in Code Sections 401(a)(11) and 417 unless the Plan is a "Non-QJSA Profit Sharing Plan" as defined in Section 6.1.2.

5.9.2    Conditions for Hardship Distribution:

A hardship distribution shall be permitted only if the distribution is due to:

         (A) expenses incurred or necessary for medical care described in Code
Section 213(d) to be incurred by the Participant, the Participant's Spouse, or any dependents of the Participant (as defined in Code Section 152);

         (B) expenses related to the purchase (excluding mortgage payments) of a principal residence for the Participant;

         (C) payment of tuition and related educational fees and room and board expenses for the next 12 months of post-secondary education for the Participant, his or her Spouse, children or dependents;

         (D) the need to prevent the eviction of the Participant from his or her principal residence or foreclosure on the mortgage of the Participant's principal residence; or

         (E) any other condition or event which the Commissioner of the IRS determines is a deemed immediate and financial need.

5.9.3    Immediate and Heavy Financial Need:

A distribution will be considered necessary to satisfy an immediate and heavy financial need of a Participant if all of the following requirements are satisfied:

         (A) the distribution will not be in excess of the amount of the immediate and heavy financial need of the Participant (including amounts necessary to pay any Federal, state or local income taxes or penalties reasonably anticipated to result from the distribution);

         (B) the Participant obtains all distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by the Employer or an Affiliate (except to the extent that taking a loan will not alleviate the hardship or repaying the loan would create a financial hardship);

         (C) the Participant's Pre-Tax Contributions and Employee After-Tax Contributions will be suspended for at least 12 months after receipt of the hardship distribution in this Plan and in all other plans maintained by the Employer or an Affiliate (including all qualified and nonqualified plans of deferred compensation, stock option plans, stock purchase plans, or a CODA that is part of a Code Section 125 plan, but excluding any mandatory employee contribution portion of a defined benefit plan); and

         (D) the Participant may not make Pre-Tax Contributions for the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Code Section 402(g) for such next taxable year less the amount of such Participant's Pre-Tax Contributions for the taxable year of the distribution in this Plan and in all other plans maintained by the Employer or an Affiliate.

5.9.4    Exception to General Rules:

If the distribution is made from any Account other than a Pre-Tax Contributions Account, a distribution due to hardship may be made without application of
Section 5.9.3(B), 5.9.3(C), or 5.9.3(D).

5.10     Limitation on Commencement of Benefits:

Unless the Participant elects otherwise, distribution of benefits will commence no later than the 60th day after the latest of the close of the Plan Year in which:

         (A) the Participant attains age 65 (or Normal Retirement Age if earlier);

         (B) occurs the tenth anniversary of the year in which the Participant commenced participation in the Plan; or

         (C) the Participant terminates Employment with the Employer.

Notwithstanding the foregoing, the failure of a Participant and Spouse to consent to a distribution while a benefit is Immediately Distributable shall be deemed to be an affirmative election to defer commencement of payment of any benefit sufficient to satisfy this Section.

5.11     Distribution Requirements:

5.11.1   Participant Distributions:

Subject to the Joint and Survivor Annuity rules set forth in Article VI, the requirements of this Article shall apply to any distribution of a Participant's interest and will take precedence over any inconsistent provisions of this Plan. As used in this Section 5.11, each of the following terms shall have the meaning for that term set forth in this Section 5.11.1:

         (A) Applicable Life Expectancy. The term "Applicable Life Expectancy" means the life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or designated Beneficiary) as of the Participant's (or designated Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date Life Expectancy was first calculated. Unless the Participant elects otherwise (or, in the case of distributions described in Section 7.2, the Participant's Spouse elects otherwise) by the time distributions are required to begin, Life Expectancies shall not be recalculated. Any election for recalculation shall be irrevocable as to the Participant or Spouse and shall apply to all subsequent years. The Life Expectancy of a non-Spouse Beneficiary may not be recalculated.

         If Life Expectancy recalculation is elected by the Participant (or Spouse), the Applicable Life Expectancy shall be the Life Expectancy as so recalculated. The applicable calendar year shall be the first Distribution Calendar Year, and if Life Expectancy is being recalculated, such succeeding calendar year.

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

         (B) Designated Beneficiary. The term "Designated Beneficiary" means the individual who is designated as the Beneficiary under the Plan in accordance with Section 7.2.2 and Code Section 401(a)(9). If a Participant names a trust to be a Designated Beneficiary, the designation shall provide that, as of the later of the date on which the trust is named as a Beneficiary or the Participant's Required Beginning Date, and as of all subsequent periods during which the trust is named as a Beneficiary, the following requirements will be met:

             (i) the trust is a valid trust under state law, or would be but for the fact that there is no corpus;

             (ii) the trust is irrevocable or will, by its terms, become irrevocable upon the Participant's death;

             (iii) the Beneficiaries of the trust who are Beneficiaries with respect to the trust's interest in the Participant's benefits are identifiable from the trust instrument within the meaning of Code Section 401(a)(9); and

             (iv) the Participant either: (1) provides the Plan Administrator a copy of the trust instrument and agrees that if the trust instrument is amended, the Participant will, within a reasonable time, provide the Plan Administrator a copy of each such amendment, or (2) provides the Plan Administrator a list of all of the Beneficiaries of the trust (including contingent and remainderman Beneficiaries with a description of the conditions on their entitlement), certifies that, to the best of the Participant's knowledge, the list is correct and complete and that requirements (i), (ii), and (iii) of this paragraph are satisfied, and agrees to provide the Plan Administrator a copy of the trust instrument on demand.

         If a Participant names a trust as his or her Beneficiary, but the requirements of this paragraph are not satisfied, the Participant shall be deemed to not have a Designated Beneficiary.

         (C) Distribution Calendar Year. The term "Distribution Calendar Year" means a calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin under Section 7.2.

         (D) Life Expectancy. Life Expectancy and joint and last survivor expectancy are computed by use of the expected return multiples in Tables V and VI of Treas. Reg. Section 1.72-9.

         (E) Participant's Benefit.

             (i) General Rule. The Participant's Benefit is the Account Balance as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year), increased by the amount of any contributions or forfeitures allocated to the Account Balance as of dates in the Valuation calendar year after the Valuation Date and decreased by distributions made in the Valuation calendar year after the Valuation Date.

             (ii) Exception for Second Distribution Calendar Year. For purposes of paragraph (i) above, if any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

         (F) Required Beginning Date.

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

         (i) General Rule. Effective for Plan Years beginning on or after January 1, 1997, the Required Beginning Date of a Participant is the later of the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 or retires except that the Required Beginning Date for a 5-percent is the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.

         (ii) 5% owner. A Participant is treated as a 5% owner for purposes of this Section 5.11 if such Participant is a 5% owner as defined in Code Section 416(i) (determined in accordance with Section 416 but without regard to whether the plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 70 1/2 or any subsequent Plan Year. Once distributions have begun to a 5% owner under this Section 5.11, they must continue to be distributed, even if the Participant ceases to be a 5% owner in a subsequent year.

         (iii) Transition Rules.

               (1) Deferral of Benefit Commencement. If elected by the Primary Employer in the Adoption Agreement, any actively employed Participant (other than a 5% owner) attaining age 70 1/2 in years after 1995 may elect, by April 1 of the calendar year following the year in which the Participant attained age 70 1/2, (or by December 31, 1997 in the case of a Participant attaining age 70 1/2 in 1996) to defer distributions until the calendar year following the calendar year in which the Participant retires. If no such Participant election is made, then unless otherwise provided in the Adoption Agreement, the Participant will begin receiving distributions by the April 1 of the calendar year following the year in which the Participant attained age 70 1/2 (or by December 31, 1997 in the case of a Participant attaining age 70 1/2 in 1996).

               (2) Cessation of Minimum Distribution Payments. If elected by the Primary Employer in the Adoption Agreement, any actively employed Participant (other than a 5% owner) attaining age 70 1/2 in years prior to 1997 may elect to stop receiving minimum distributions and recommence distributions by the April 1 of the calendar year following the year in which the Participant retires. If such distributions are ceased, unless otherwise elected in the Adoption Agreement, there shall be a new annuity starting date for distribution purposes upon a later recommencement of distributions.

               (3) Elimination of Pre-Retirement Age-70 1/2 Distribution Option. If elected by the Primary Employer in the Adoption Agreement, the preretirement age 70 1/2 distribution option is only eliminated with respect to Employees who reach age 70 1/2 in or after a calendar year that begins after the later of December 31, 1998, or the date of the amendment set forth in the Adoption Agreement, but no later than the date permitted by the IRS to eliminate such option consistently with the requirements of Code Section 411(d)(6) and the regulations and other guidance issued thereunder. The preretirement age 70 1/2 distribution option is an optional form of benefit under which benefits payable in a particular distribution form (including any modifications that may be elected after benefit commencement) commence at a time during the period that begins on or after January 1 of the calendar year in which an Employee attains age 70 1/2 and ends April 1 of the immediately following calendar year.

5.11.2 Code Section 401(a)(9) Compliance:

All distributions required under this Section 5.11 shall be determined and made in accordance with the regulations and other guidance issued under Code Section 401(a)(9), including the minimum distribution incidental benefit requirement of Prop. Treas. Reg. Section 1.401(a)(9)-2. The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's Required Beginning Date.

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

5.11.3 Limits on Distribution Periods:

As of the first Distribution Calendar Year, distributions, if not made in a lump sum, may only be made over one of the following periods (or a combination thereof):

       (A) the life of the Participant;

       (B) the life of the Participant and a Designated Beneficiary;

       (C) a period certain not extending beyond the Life Expectancy of the Participant; or

       (D) a period certain not extending beyond the joint and last survivor expectancy of the Participant and a Designated Beneficiary.

For calendar years beginning before January 1, 1989, if the Participant's Spouse is not the Designated Beneficiary, the method of distribution selected must assure that at least 50% of the present value of the amount available for distribution is paid within the Life Expectancy of the Participant.


5.11.4 Determination of Amount to be  Distributed Each Year

If the Participant's interest is to be distributed in other than a single sum, the following minimum distribution rules shall apply on or after the Required Beginning Date:

       (A) Individual Account.

           (i) If a Participant's benefit is to be distributed over (1) a period not extending beyond the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's Designated Beneficiary or (2) a period not extending beyond the Life Expectancy of the Designated Beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first Distribution Calendar Year, must at least equal the quotient obtained by dividing the Participant's Account Balance by the applicable Life Expectancy.

           (ii) For calendar years beginning before January 1, 1989, if the Participant's Spouse is not the designated Beneficiary, the method of distribution selected must assure that at least 50% of the present value of the amount available for distribution is paid within the Life Expectancy of the Participant.

           (iii) For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first Distribution Calendar Year shall not be less than the quotient obtained by dividing the Participant's Account Balance by the lesser of (1) the applicable Life Expectancy or (2) if the Participant's Spouse is not the designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of Prop. Treas. Reg. Section 1.401(a)(9)-2. Distributions after the death of the Participant shall be distributed using the applicable Life Expectancy in Section 5.11.1(A) above as the relevant divisor without regard to Prop. Treas. Reg.
Section 1.401(a)(9)-2.

           (iv) The minimum distribution required for the Participant's first Distribution Calendar Year must be made on or before the Participant's Required Beginning Date. The minimum distribution for other calendar years, including the minimum distribution for the Distribution Calendar Year in which the Employee's Required Beginning Date occurs, must be made on or before December 31 of that Distribution Calendar Year.

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

       (B) Other Forms.

       If the Participant's benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of Code Section 401(a)(9) and the proposed regulations thereunder.

5.11.5 Transitional Rule:  Section 242 Election:

Notwithstanding the other requirements of this Article and subject to the Joint and Survivor Annuity rules set forth in Article VI, distribution on behalf of any Employee, including a 5% owner, may be made in accordance with all of the following requirements (regardless of when such distribution commences):

       (A) the distribution by the Plan is one which would not have disqualified such Plan under Code Section 401(a)(9) as in effect prior to amendment by the Deficit Reduction Act of 1984;

       (B) the distribution is in accordance with a method of distribution designated by the Employee whose interest is being distributed or, if the Employee is deceased, by a Beneficiary of such Employee;

       (C) such designation was in writing, was signed by the Employee or the Beneficiary, and was made before January 1, 1984;

       (D) the Employee had accrued a benefit under the Plan as of December 31, 1983; and

       (E) the method of distribution designated by the Employee or the Beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Employee's death, the Beneficiaries of the Employee listed in order of priority.

A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Employee.

For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Employee, or the Beneficiary, to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in Sections 5.11.5(A) and (E).

If a designation subject to this Section 5.11.5 (a "Section 242(b)(2) Election") is revoked, any subsequent distribution must satisfy the requirements of Code
Section 401(a)(9), as otherwise provided in this Section 5.11. If Section 242(b)(2) Election is revoked after the date distributions are required to begin, the Plan must distribute the total amount not yet distributed to the Participant and that would have been required to have been distributed to the Participant to satisfy Code Section 401(a)(9) and the proposed regulations thereunder but for the Section 242(b)(2) Election. That distribution must be made by the end of the calendar year following the calendar year in which the revocation occurs. Also, for calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in Prop. Treas. Reg. Section 1.401(a)(9)-2.

Any changes in a Section 242(b)(2) Election will be considered to be a revocation of the election. However, the mere substitution or addition of another Beneficiary (one not named in the election) under the Section 242(b)(2) Election will not be considered to be a revocation of the election, as long as that substitution or addition does not alter the period over which distributions are to be made under the election, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over

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from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 of Prop. Treas.
Reg. Section 1.401(a)(9)-1 shall apply.

5.12  Electronic Media:

Any notice, election, consent to a distribution, waiver, loan request, request for withdrawal, or other communication under this Article V may be made by means of such electronic, telephonic or other media authorized by the Plan Administrator to the extent permitted and in the manner required under applicable law.

                                   ARTICLE VI
                     FORMS OF PAYMENT OF RETIREMENT BENEFITS

6.1   Methods of Distribution:

6.1.1 Plans Subject to Annuity Requirements - Normal Form of Benefit:

If the Plan is a money purchase pension plan, a target benefit plan, or a profit-sharing plan other than a Non-QJSA Profit-Sharing Plan (as defined in Section 6.1.2), a Participant's benefit shall be payable in the normal form of a Qualified Joint and Survivor Annuity if the Participant is married on his or her Benefit Commencement Date and in the normal form of an immediate annuity for the life of the Participant if the Participant is not married on that date. A Participant who terminated Employment on or after satisfying the requirements for Early Retirement may elect to have his or her Qualified Joint and Survivor Annuity distributed upon or after his or her termination of Employment. A Participant in a money purchase pension plan, a target benefit plan, or a profit-sharing plan that is not a Non-QJSA Profit Sharing Plan, may at any time after attaining age 35 and prior to his or her Benefit Commencement Date elect, in accordance with Section 6.2, any of the following optional forms of payment instead of the normal form:

      (A) An Annuity Contract payable as:

          (i)   a Straight Life Annuity;

          (ii)  a joint and 50% survivor annuity with a contingent annuitant;

          (iii) a joint and 100% survivor annuity with a contingent annuitant;

          (iv) an annuity for the life of the Participant with 120 monthly payments certain (any Annuity Contract distributed must be nontransferable).

      (B) A lump-sum distribution in cash or in kind, or part in cash and part in kind; or

      (C) In installments payable in cash or in kind, or part in cash and part in kind over a period not in excess of that required to comply with Section 5.11.4.

Anything in this Section 6.1.1 to the contrary notwithstanding, if the value of a Participant's vested Account as of the applicable Valuation Date is $5,000 or less, his or her benefit shall be paid in the form of a lump-sum distribution and no optional form of benefit payment shall be available.

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6.1.2 Non-QJSA Profit Sharing Plans - Lump Sum Normal Form of Benefit:

      (A) Conditions for Non-QJSA Profit Sharing Plan Status. If the following conditions are satisfied with respect to Participants in a profit sharing plan, then the Plan shall be treated as a "Non-QJSA Profit Sharing Plan" with respect to such Participants: (i) the Participant does not or cannot elect payments in the form of a life annuity; and (ii) on the death a Participant, the Participant's vested Account Balance will be paid to the Participant's Surviving Spouse; provided, however, that if there is no Surviving Spouse, or if the Surviving Spouse has consented to the naming of a different Beneficiary in accordance with Section 7.2.2, then the vested Account Balance may be paid to the Participant's designated Beneficiary upon the Participant's death.

      (B) Transfers from Plan Subject to QJSA Rules. This Section 6.1.2 shall not be operative with respect to a Participant in a profit sharing plan to the extent the Plan is a direct or indirect transferee of a defined benefit plan, money purchase plan, a target benefit plan, stock bonus, or profit sharing plan which is subject to the survivor annuity requirements of Code Sections 401(a)(11) and 417, unless the survivor annuity requirements are permissibly eliminated in accordance with Code Section 411(d)(6) and the regulation thereunder.

      (C) Distribution Forms. If this Section 6.1.2 is operative, then

          (i)   the normal form of benefit shall be a lump sum distribution;

          (ii) a Participant may also elect to receive his or her benefit in the form of installments in accordance with 6.1.1(C) of the Plan; and

          (iii) Sections 6.2.1, 6.2.2 and 6.2.4 shall not apply except as provided in this Section 6.1.2.

6.2   Election of Optional Forms:

6.2.1 Post-Age 35 Waiver:

This Section 6.2.1 shall not be applicable if Section 6.1.2 applies to a Participant. By notice to the Plan Administrator at any time prior to a Participant's date of death and beginning on the first day of the Plan Year in which the Participant attains age 35, the Participant may elect, in writing, not to receive the normal form of benefit payment otherwise applicable and to receive instead an optional form of benefit payment provided for in Section
6.1.1. If the Participant separates from Employment prior to the first day of the Plan Year in which the Participant attains age 35, the Participant may make such election beginning on the date he or she separates from Employment.

6.2.2 QJSA Explanation:

Unless Section 6.1.2 applies, within a reasonable period, but in any event no less than 30 and no more than 90 days prior to each Participant's Benefit Commencement Date, the Plan Administrator shall provide to each Participant a written explanation of the terms and conditions of a Qualified Joint and Survivor Annuity. Such written explanation shall consist of:

      (A) the terms and conditions of the Qualified Joint and Survivor Annuity;

      (B) the Participant's right to make, and the effect of, an election to waive the Qualified Joint and Survivor Annuity;

      (C) the rights of the Participant's Spouse under Section 6.2.4;

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

       (D) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity; and

       (E) the relative values of the various optional forms of benefit under the Plan.

The Benefit Commencement Date for a distribution in a form other than a Qualified Joint and Survivor Annuity may be less than 30 days after receipt of the written explanation described in the preceding paragraph provided: (i) the Participant has been provided with information that clearly indicates that the Participant has at least 30 days to consider whether to waive the Qualified Joint and Survivor Annuity and elect (with spousal consent) to a form of distribution other than a Qualified Joint and Survivor Annuity; (ii) the Participant is permitted to revoke any affirmative distribution election at least until the Benefit Commencement Date or, if later, at any time prior to the expiration of the seven-day period that begins the day after the explanation of the Qualified Joint and Survivor Annuity is provided to the Participant; and
(iii) the Benefit Commencement Date is a date after the date that the written explanation was provided to the Participant.

The Plan Administrator may provide for such other notices, information or election periods or take such other action as the Plan Administrator considers necessary or appropriate to implement the provisions of this Section 6.2.2.

6.2.3  Election Revocation:

A Participant may revoke his or her election to take an optional form of benefit, and elect a different form of benefit, at any time prior to the Participant's Benefit Commencement Date.

6.2.4  Spousal Consent to QJSA Waiver:

       (A) Spousal Consent Required for QJSA Waiver. The election of an optional benefit by a Participant must also be a waiver of a Qualified Joint and Survivor Annuity by the Participant. Any waiver of a Qualified Joint and Survivor Annuity shall not be effective unless:

           (i)   the Participant's Spouse consents in writing;

           (ii) the election designates a specific alternate Beneficiary for an optional form of benefit that provides for distributions after the death of a Participant to a beneficiary other than the Spouse, including any class of Beneficiaries or any contingent Beneficiaries which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further Spousal consent);

           (iii) the Spouse's consent to the waiver is witnessed by a Plan representative or notary public; and

           (iv)  the Spouse's consent acknowledges the effect of the election.

Additionally, a Participant's waiver of the Qualified Joint and Survivor Annuity will not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the Spouse expressly permits designations without any further spousal consent).

       (B) Circumstances Under Which Spousal Consent Not Required. Spousal consent to any election or designation by a Participant under this Plan shall not be required if the Participant establishes to the satisfaction of the Plan Administrator that such written consent may not be obtained because there is no Spouse, the Spouse cannot be located, the Participant is legally separated or the Participant has been abandoned (within the meaning of local law) and the Participant has a court order to that effect (unless a qualified domestic relations

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

order, within the meaning of Code Section 414(p), provides otherwise), or because of such other circumstances as the Secretary may prescribe by regulation, notice or otherwise. In addition, a Spouse's consent shall not be required where the Spouse is legally incompetent to provide such consent. In such a case, the Spouse's legal guardian may provide the required consent, even if that legal guardian is the Participant.

       (C) Other Rules for Spousal Consent. Any consent necessary under this provision (or establishment that the consent of a Spouse may not be obtained under paragraph (B)) shall be effective only with respect to such Spouse. A consent that permits designations by the Participant without any requirement of further consent by such Spouse must acknowledge that the Spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit, where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights. Additionally, a revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time before his or her Benefit Commencement Date. The number of revocations shall not be limited. Any new waiver will require a new consent by the electing Participant's Spouse. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in this Section.

6.2.5  Death Before Benefits Commence:

The election of an optional form of benefit which contemplates the payment of an annuity shall not be given effect if any person who would receive benefits under the annuity dies before the Benefit Commencement Date.

6.3    Change in Form of Benefit Payments:

Any former Employee whose payments are being deferred or who is receiving installment payments may request acceleration, including a lump sum payment of his or her vested Account balance, or other modification of the form of benefit distribution, subject to Code Section 401(a)(9) and Section 5.11, provided that any necessary consent to such change required under Section 6.2.4 (to the extent applicable) is obtained from the Employee's Spouse.

6.4    Direct Rollovers:

Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section 6.4, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

6.5    Electronic Media:

Any notice, election, consent to a distribution, waiver, or other communication under this Article VI may be made by means of such electronic, telephonic or other media authorized by the Plan Administrator to the extent permitted and in the manner required under applicable law.

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                                  ARTICLE VII
                                 DEATH BENEFITS

7.1    Payment of Account Balances:

7.1.1  Payment to Beneficiary:

In the case of an Active Participant who dies or an Inactive Participant who dies before benefit commencement, the benefits payable to the Participant's Beneficiary shall be the value of the vested Account Balance of all of the Participant's Accounts. Except as otherwise provided in this Article VII, a Beneficiary may request that he or she be paid his or her benefits as soon as practicable after the Participant's death. Until all amounts are distributed hereunder to the Participant's Beneficiary, the Participant's Account Balance shall be adjusted for gains or losses occurring after the Participant's death in accordance with the provisions of the Plan governing the adjustment of Account Balances for other types of distributions.

7.1.2  Form of Benefit:

Benefits payable under this Article shall be paid to the Participant's Beneficiary in the form and at the time elected by the Beneficiary and as permitted under this Plan pursuant to Article VI, subject to Section 7.2.5. If benefits have commenced as of the Participant's death in a form of benefit that provides for continued payments after the Participant's death to a designated Beneficiary, such amounts shall be paid to the Participant's designated Beneficiary in accordance with the terms of such optional form of benefit; provided, however, that a Beneficiary may elect to accelerate the distribution of a benefit that is being paid in installments and have the remaining amounts paid to the Beneficiary in the form of a single lump sum payment.

7.1.3  Cash Out:

If the value of a Participant's vested Account Balance determined as of the Valuation Date immediately following the Participant's death is $5,000 or less, distribution of such benefit shall be made to the Participant's Beneficiary in a single lump-sum cash payment as soon as practicable following the Participant's death.

7.2    Beneficiaries:

7.2.1  Written Explanation of Benefit:

Unless this Plan is a Non-QJSA Profit Sharing Plan, as described in Section 6.1.2, the Plan Administrator shall provide each Participant, within the period described in Section 7.2.1(A) for such Participant, a written explanation of the death benefit under Section 7.2.5 in such terms and in such a manner as would be comparable to the explanation provided for meeting the requirements applicable to a Qualified Joint and Survivor Annuity under Code Sections 401(a)(11) and 417.

       (A) The period for providing a written explanation of the death benefit for a Participant ends on the latest of the following:

           (i) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35;

           (ii) a reasonable period ending after the Employee becomes a Participant; or

           (iii) a reasonable period ending after Code Section 417 first applies to the Participant.

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       In case of a Participant who terminates Employment before attaining age
35 and who has a vested interest in his or her Account, notice must be provided within a reasonable period ending after termination of Employment.

       (B) For purposes of the preceding paragraph, a reasonable period ending after the enumerated events described in (ii) and (iii) is the end of the two-year period that begins one year before the date described in (ii) and (iii) the applicable event occurs and ending one year after that date. A Participant who has a vested interest in his or her Account and who terminates Employment before the Plan Year in which age 35 is attained, shall be provided such notice within the two-year period beginning one year before and ending one year after the Participant's date of termination. If such a Participant returns to Employment, the applicable period for such Participant shall be redetermined.

7.2.2  Beneficiary Designation:

A Participant shall designate one or more Beneficiaries to whom amounts due after his or her death, other than under the Qualified Joint and Survivor Annuity, shall be paid. If a Participant fails to make a proper designation or if no designated Beneficiary survives the Participant, the Participant's Beneficiary shall be the Participant's Surviving Spouse, or if the Participant has no Surviving Spouse, the Participant's estate. A Participant's Beneficiary shall not have any right to benefits under the Plan unless he or she shall survive the Participant.

7.2.3  Manner of Designation:

Any designation of a Beneficiary incorporated into an Annuity Contract or insurance contract shall be governed by the terms of such Annuity Contract or insurance contract. Any other designation of a Beneficiary must be filed with the Plan Administrator, in a time and manner designated by such Plan Administrator, in order to be effective. Any such designation of a Beneficiary may be revoked by filing a later designation or an instrument of revocation with the Plan Administrator, in a time and manner designated by the Plan Administrator.

7.2.4  Beneficiary of Married Participants - Designation of Non-Spouse
       Beneficiary:

       (A) General Rules. The Beneficiary of a Participant who is married on his or her date of death shall be the Participant's Surviving Spouse, unless the Participant has elected a different Beneficiary in accordance with the terms of the Plan and the Plan Administrator's procedures. A married Participant's designation of a Beneficiary other than his or her Spouse, including a Beneficiary referred to in the first sentence of Section 7.2.3, or the change of any such Beneficiary to a new Beneficiary other than the Participant's Spouse, shall not be valid unless made in writing and consented to by the Participant's Spouse.

       (B) Effect of Divorce on Spousal Designation. Except to the extent otherwise provided in a qualified domestic relations order (as defined in Code
Section 414(p)):

             (i) Any actual designation of a Spouse as a Participant's Beneficiary on a form accepted by the Plan Administrator hereunder shall continue to be valid and will not be revoked notwithstanding a later divorce of the Spouse from the Participant, until and unless the Participant changes his or her designated Beneficiary in accordance with the procedures established by the Plan Administrator.

             (ii) If the Participant's Spouse is deemed to be the Participant's Beneficiary at any time on account of an absence of any other valid Beneficiary designation and the Participant and Spouse divorce, the Participant's former spouse shall not be treated as a Beneficiary hereunder until and unless the Participant specifically designates such person as his or her Beneficiary in accordance with the procedures established by the Plan Administrator.

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

           (iii) If a Participant remarries after a divorce, the new Spouse will automatically be treated as the sole designated Beneficiary hereunder until and unless a waiver and designation of an alternate Beneficiary are thereafter delivered in accordance with the procedures established by the Plan Administrator.

       (C) Requirements for Spousal Consent to Non-Spouse Beneficiary. The Spouse's consent to such designation will be effective only if:

           (i)   the Spouse consents in writing;

           (ii) the designation designates a specific alternate Beneficiary including any class of Beneficiaries or any contingent Beneficiaries which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent);

           (iii) the Spouse's consent is witnessed by a Plan representative or a notary public; and

           (iv) the Spouse's consent acknowledges the effect of the designation.

       (D) Circumstances Under Which Spousal Consent Not Required. Spousal consent to any Beneficiary designation by a Participant under this Plan shall not be required if the Participant establishes to the satisfaction of the Plan Administrator that such written consent may not be obtained because there is no Spouse, the Spouse cannot be located, the Participant is legally separated or the Participant has been abandoned (within the meaning of local law) and the Participant has a court order to that effect (unless a qualified domestic relations order, within the meaning of Code Section 414(p), provides otherwise), or because of such other circumstances as the Secretary may prescribe by regulation, notice or otherwise. In addition, a Spouse's consent shall not be required where the Spouse is legally incompetent to provide such consent. In such a case, the Spouse's legal guardian may provide the required consent, even if that legal guardian is the Participant.

7.2.5  Required Distributions:

       (A) Death After Benefit Commencement Date. If the Participant dies after his or her Benefit Commencement Date, but before distribution of his or her benefit has been completed, the remaining portion of such benefit may continue in the form and over the period in which the distributions were being made, or may be distributed in an immediate lump sum, but in any event must continue to be made at least as rapidly as under the method of distribution being used prior to the Participant's death.

       (B) Death Before Benefit Commencement Date.

           (i) Surviving Spouse Benefit. Except as provided in paragraph (ii) below, unless an optional form of benefit has been selected within the Election Period in accordance with an election made under Section 6.2.4, if a married Participant dies before the Benefit Commencement Date, then the Participant's vested Account Balance shall be applied toward the purchase of an annuity for the life of the Surviving Spouse. The Surviving Spouse may elect to have such annuity distributed within a reasonable period after the Participant's death. The preceding sentence shall not apply if the Surviving Spouse elects, by written notice to the Plan Administrator, any other form of benefit payment available under Article VI or the Participant's Surviving Spouse has already consented to the designation of an alternate Beneficiary under Section 7.2.4.

           (ii) Non-QJSA Profit Sharing Plan. In all events, if the Plan is a profit-sharing plan which meets the requirements of Section 6.1.2. (Non-QJSA Profit Sharing Plan), the Surviving Spouse shall receive his or her distribution in the form of a single lump sum payment unless she or he elects any other form of benefit payment available under Article VI or the Participant's Surviving Spouse has already consented to the designation of an alternate Beneficiary under Section 7.2.4.

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

         (iii) Cash-Out of Small Benefit. If the value of the Participant's Account as of the Valuation Date immediately following his or hear death is $5,000 or less, distribution of such Account shall be made in the form of a single lump sum payment of the entire vested Account Balance.

     (C) Death Before Benefit Commencement Date - Minimum Required Distribution Rules. If the Participant dies before his or her Benefit Commencement Date, the distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made by the designated Beneficiary involved to receive distributions in accordance with (i) or (ii) of this subsection (C) below:

         (i) If any portion of the Participant's interest is payable to a designated Beneficiary who is an individual, distributions may be made in substantially equal installments over any period up to the life or Life Expectancy, as defined in Section 5.11.1(D), of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year of the Participant's death;

         (ii) If the designated Beneficiary is the Participant's Surviving Spouse, the date distributions are required to begin in accordance with (i) of this subsection (C) shall not be earlier than the later of December 31 of the calendar year in which the Participant died and December 31 of the calendar year in which the Participant would have attained age 70-1/2; and

         (iii) If the Surviving Spouse dies after the Participant but before payments begin, subsequent distributions shall be made as if the Surviving Spouse had been the Participant.

     (D) Additional Rules for Minimum Required Distributions.

         (i) For purposes of this Section 7.2.5, distribution of a Participant's interest is considered to begin on the Participant's Required Beginning Date, as defined in Section 5.11.1(F). If distribution in the form of an annuity irrevocably commences to the Participant before such Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences.

         (ii) For purposes of this Section 7.2.5, any amount paid to a child of the Participant will be treated as if it had been paid to the Participant's Surviving Spouse if the amount becomes payable to such Surviving Spouse when the child reaches the age of majority.

         (iii) If the Participant has not made an election under this Section
7.2.5 by the time of his or her death, the Participant's designated Beneficiary must elect the method of distribution no later than the earlier of (i) December 31 of the calendar year in which distributions would be required to begin under this Section or (ii) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no designated Beneficiary, or if the designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

 7.3 Multiple Beneficiaries:

     (A) General Rule. No contingent Beneficiary shall receive any benefit under the Plan if the Participant is survived by at least one primary Beneficiary. If one, but fewer than all of the primary Beneficiaries designated by the Participant survive the Participant, the percentage interest that otherwise would have been payable to the primary Beneficiary or Beneficiaries who predeceased the participant shall be divided among the primary Beneficiaries who survive the Participant in the ratio determined by comparing the percentages specified by the Participant for those beneficiaries and adjusting the percentages accordingly. For example, suppose the Participant indicated percentages of 20% for Beneficiary A, 30% for Beneficiary B and 50%

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

for Beneficiary C. If Beneficiary C predeceased the Participant, Beneficiaries A and B would share Beneficiary C's 50% interest in a 2:3 ratio. Beneficiary A's interest would increase to 40% and Beneficiary B's interest would increase to 60%.

      (B) Exception. Notwithstanding Section 7.3(A), the interest of a primary Beneficiary who predeceases the Participant shall be paid to such contingent Beneficiary or Beneficiaries who the Participant designates to receive the primary Beneficiary's interest, to the exclusion of all other primary Beneficiaries. The ratio principle described in Section 7.3(A) shall be used to determine each such surviving contingent Beneficiary's interest if one or more of such contingent Beneficiaries predeceases the Participant. If no such contingent Beneficiaries survive the Participant, the interest of the contingent Beneficiaries shall be divided among the primary Beneficiaries under the ratio principle described in Section 7.3(A).

7.4   Qualified Disclaimers:

A Beneficiary who is entitled to receive any benefits under the Plan may disclaim all or any portion of such benefits by filing a written disclaimer with the Plan Administrator after the death of the Participant. Any such disclaimer shall be irrevocable, must be notarized or witnessed to the Plan Administrator's satisfaction, and must comply with the requirements of the Code for qualified disclaimers in order to be effective. If such a disclaimer is received by the Plan Administrator before the payment of all remaining benefits under the Plan otherwise owed to such disclaiming Beneficiary, then, notwithstanding any other provision of the Plan, any disclaimed benefits otherwise payable to the person filing such disclaimer shall be paid to the person designated by the Participant to receive such benefits in the event of such a disclaimer, or if the Participant has made no such designation, then to the person who would be the Participant's Beneficiary determined in accordance with this Article VII as if the disclaiming person had predeceased the Participant.

7.5   Electronic Media:

Any notice, election, consent to a distribution, or other communication under this Article VII may be made by means of such electronic, telephonic or other media authorized by the Plan Administrator to the extent permitted and in the manner required under applicable law.

                                  ARTICLE VIII
                                   FIDUCIARIES

8.1   Named Fiduciaries:

8.1.1 Plan Administrator:

The Plan Administrator shall be the named administrative fiduciary of the Plan and a "named fiduciary" of the Plan, as that term is defined in ERISA Section 402(a)(2), with authority to control and manage the operation and administration of the Plan, other than authority to manage and control Plan assets. The Plan Administrator shall also be the "Plan Administrator" with respect to the Plan, as those terms are defined in ERISA Section 3(16)(A) and in Code Section 414(g), respectively. (See Article IX "Plan Administration").

8.1.2 Named Fiduciaries:

      (A) The Trustee, or the Investment Committee, shall be a "named fiduciary" of the Plan, as that term is defined in ERISA Section 402(a)(2), with authority to manage and control all Trust Fund assets and to select an Investment Manager or Investment Managers.

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

      (B) If Merrill Lynch Trust, Co., FSB is the Trustee, it shall be a nondiscretionary trustee; (and all investment authority shall be delegated to a named investment fiduciary or to Participants) an Investment Committee shall be appointed by the Primary Employer, who may also remove such Investment Committee; and the Investment Committee shall be the "named investment fiduciary" with respect to Trust Fund assets.

      (C) With respect to Participant-Directed Assets, the Participant or Beneficiary having the power to direct the investment of such assets shall be the "named fiduciary."

8.1.3 Investment Authority:

Unless otherwise delegated to the Investment Committee, the Trustee (other than Merrill Lynch Trust Co., FSB if it is the Trustee) shall have in addition to the other rights, powers, duties and obligations granted or imposed upon it elsewhere in the Plan, the power to make and deal with any investment of the Trust Fund permitted in Section 10.4, except Participant-Directed Assets or assets for which an Investment Manager has such power, in any manner which it deems advisable and shall also:

      (A) establish and carry out a funding policy and method consistent with the objectives of the Plan and the requirements of ERISA;

      (B) have the power to select Annuity Contracts, if applicable;

      (C) have the power to determine, if applicable, what investments specified in Section 10.4 are available as Participant-Directed Assets, including, without limitation, Qualified Employer Securities and regulated investment company shares.

      (D) If Merrill Lynch Trust Co., FSB is the Trustee, the foregoing authority and responsibilities are delegated by the Primary Employer to the named investment fiduciary of the Plan (which shall be the Primary Employer unless the Primary Employer delegates that function to another named investment fiduciary).

8.2   Employment of Advisers:

A "named fiduciary," with respect to the Plan (as defined in ERISA Section 402(a)(2)) and any "fiduciary" (as defined in ERISA Section 3(4)) appointed by such a "named fiduciary," may employ one or more persons to render advice with regard to any responsibility of such "named fiduciary" or "fiduciary" under the Plan.

8.3   Multiple Fiduciary Capacities:

Any "named fiduciary" with respect to the Plan (as defined in ERISA Section 402(a)(2)) and any other "fiduciary" (as defined in ERISA Section 3(4)) with respect to the Plan may serve in more than one fiduciary capacity. A named fiduciary shall be treated as a fiduciary only with respect to such responsibilities and authority delegated to it by the Plan or by the Primary Employer. In the absence of any delegation of fiduciary authority to any other individual by the Primary Employer, the Primary Employer is the named fiduciary for all administrative and investment purposes of the Plan.

8.4   Indemnification:

To the extent not prohibited by state or federal law, the Employer agrees to, and shall indemnify and hold harmless, as the case may be, each Plan Administrator (if a person other than the Employer), Trustee, Investment Committee and/or any Employee, officer or director of the Employer, or an Affiliate, from all claims for liability, loss, damage or expense (including payment of reasonable expenses in connection with the defense

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against any such claim) which result from any exercise or failure to exercise any of the indemnified person's responsibilities with respect to the Plan, other than by reason of gross negligence.

8.5   Payment of Expenses:

8.5.1 Plan Expenses:

All Plan expenses, including without limitation, expenses and fees (including fees for legal services rendered and fees to the Trustee) of the Sponsor, Plan Administrator, Investment Manager, Trustee, and any insurance company, shall be charged against and withdrawn from the Trust Fund; provided, however, the Employer may pay any of such expenses or reimburse the Trust Fund for any payment. In addition, forfeitures may be applied toward the payment of Plan expenses as provided in Section 3.7.

8.5.2 Transactional Costs:

All transactional costs or charges imposed or incurred (if any) for Participant-Directed Assets shall be charged to the Account of the directing Participant or Beneficiary. Transactional costs and charges shall include, but shall not be limited to, charges for the acquisition or sale or exchange of Participant-Directed Assets, brokerage commissions, service charges and professional fees.

8.5.3 Taxes:

Any taxes which may be imposed upon the Trust Fund or the income therefrom shall be deducted from and charged against the Trust Fund.

8.5.4 Permitted Payments:

To the extent permitted by law, the Employer authorizes the Trustee and/or its affiliates to receive payments from certain mutual funds (and/or collective trusts) for which no affiliate of the Trustee acts as investment manager or advisor (or from the principal distributors and/or advisors of those funds or trusts), in connection with the performance of reasonable and necessary services (including recordkeeping, subaccounting, account maintenance, administrative and other shareholder services). The Employer understands that different mutual funds (or collective trusts) may be subject to different fee arrangements. Upon written request, the Trustee shall provide further details on any specific fee arrangements that may be applicable to investments under the Plan.

                                   ARTICLE IX
                               PLAN ADMINISTRATION

9.1   The Plan Administrator:

9.1.1 Appointment of Plan Administration:

The Employer may appoint one or more persons as Plan Administrator, who may also be removed by the Employer. If any individual is appointed as Plan Administrator, and the individual is an Employee, the individual will be considered to have resigned as Plan Administrator if he or she terminates Employment and at least one other person continues to serve as Plan Administrator. Employees shall receive no compensation for their services rendered to or as Plan Administrator.

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9.1.2 Voting Authority:

If more than one person is designated as Plan Administrator, the Plan Administrator shall act by a majority of its members at the time in office and such action may be taken either by a vote at a meeting or in writing without a meeting. However, if less than three members are appointed, the Plan Administrators shall act only upon the unanimous consent of its members. An individual who is a Plan Administrator and who is also a Participant shall not vote or act upon any matter relating to himself or herself, unless such person is the sole Plan Administrator.

9.1.3 Other Authority:

The Plan Administrator may authorize in writing any person to execute any document or documents on the Plan Administrator's behalf, and any interested person, upon receipt of notice of such authorization directed to it, may thereafter accept and rely upon any document executed by such authorized person until the Plan Administrator shall deliver to such interested person a written revocation of such authorization.

9.2   Powers and Duties of the Plan Administrator:

9.2.1 Interpretation of Plan Document:

The Plan Administrator shall have full discretionary authority necessary to administer the Plan and carry out its provisions. The Plan Administrator's authority shall include discretionary authority to interpret all Plan provisions, including provisions relating to eligibility, benefit amounts, and all other questions arising in the administration, interpretation, and operation of the Plan. No Participant or Beneficiary shall be entitled to any distribution of benefits hereunder (including any Plan loans) unless the Plan Administrator, in its discretion, determines that the requirements otherwise specified in the Plan have been met with respect to such distributions. Any determination by the Plan Administrator shall be conclusively binding upon all persons interested in the Plan. It is intended that any exercise of the Plan Administrator's discretionary authority not be reversed by a court of law unless such exercise of authority is determined to be arbitrary and capricious or made in bad faith.

9.2.2 Administrative Powers:

The Plan Administrator shall have the power and discretion to promulgate such rules and procedures, to maintain or cause to be maintained such records and to issue such forms as it shall deem necessary and proper for the administration of the Plan.

9.2.3 Elections:

Subject to the terms of the Plan, the Plan Administrator shall determine the time and manner in which all elections authorized by the Plan shall be made or revoked.

9.2.4 Miscellaneous:

The Plan Administrator shall have all the rights, powers, duties, discretionary authority, and obligations granted to or imposed upon it elsewhere in the Plan.

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9.3    Delegation of Responsibility:

The Plan Administrator may designate persons, including persons other than "named fiduciaries" (as defined in ERISA Section 402(a)(2)) to carry out the specified responsibilities of the Plan Administrator and shall not be liable for any act or omission of a person so designated.

9.4    Administrative Error:

The Plan Administrator shall take such actions as it deems, in its discretion, to be necessary to correct any inequity resulting from incorrect information received or communicated in good faith, or due to administrative or operational error. Such actions may include, but are not limited to, utilizing the IRS Employee Plans Compliance Resolution System, the Department of Labor Voluntary Fiduciary Correction Program, or any other similar program of the IRS, or Department of Labor, or other agency; reallocating plan assets; adjusting future payments to Participants and Beneficiaries; and pursuing actions to recover erroneous benefit payments made in error or on the basis of incorrect or incomplete information.

                                   ARTICLE X
                        TRUSTEE AND INVESTMENT COMMITTEE

10.1   Appointment of Trustee and Investment Committee:

10.1.1 Appointment:

The Employer shall appoint one or more persons as a Trustee who shall serve as such for all or a portion of the Trust Fund. By executing the Adoption
Agreement: (i) the Employer represents that all necessary action has been taken for the appointment of the Trustee; (ii) the Trustee acknowledges that it accepts such appointment; and (iii) both the Employer and the Trustee agree to act in accordance with the Trust provisions contained in this Article X.

10.1.2 Status of Trustee:

An Employee appointed as Trustee or to the Investment Committee shall receive no compensation for services rendered in such capacity and will be considered to have resigned if he or she terminates Employment and at least one other person continues to act as Trustee or as the Investment Committee, as the case may be. If Merrill Lynch Trust Co., FSB is the Trustee, the Employer shall appoint an Investment Committee and Merrill Lynch Trust Co., FSB shall be a nondiscretionary trustee.

10.1.3 Action of Trustee:

If more than one person is acting as the Trustee, or as an Investment Committee, such Trustee, or Investment Committee, shall act by a majority of the persons at the time so acting and such action may be taken either by a vote at a meeting or in writing without a meeting. If less than three members are serving, the Trustee, or Investment Committee, shall act only upon the unanimous consent of those serving. The Trustee, or Investment Committee, may authorize in writing any person to execute any document or documents on its behalf, and any interested person, upon receipt of notice of such authorization directed to it, may thereafter accept and rely upon any document executed by such authorized person until the Trustee, or Investment Committee, shall deliver to such interested person a written revocation of such authorization.

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10.2   The Trust Fund

The Trustee shall receive such sums of money or other property acceptable to the Trustee which shall from time to time be paid or delivered to the Trustee under the Plan. The Trustee shall hold in the Trust Fund all such assets, without distinction between principal and income, together with all property purchased therewith and the proceeds thereof and the earnings and income thereon. The Trustee shall not be responsible for, or have any duty to enforce, the collection of any contributions or assets to be paid or transferred to it, or for verifying whether contributions or transfers to it are allowable under the Plan, nor shall the Trustee be responsible for the adequacy of the Trust Fund to meet or discharge liabilities under the Plan.

10.2.1 Contributions to Trust Fund:

The Trustee shall receive in cash or other assets acceptable to the Trustee, so long as such assets received do not constitute a prohibited transaction, all contributions paid or delivered to it which are allocable under the Plan and to the Trust Fund and all transfers paid or delivered under the Plan to the Trust Fund from a predecessor trustee or another trust (including a trust forming part of another plan qualified under Code Section 401(a); provided, however, that the Trustee shall not be obligated to receive any such contribution or transfer unless prior thereto or coincident therewith, as the Trustee may specify, the Trustee has received such reconciliation, allocation, investment or other information concerning, or such direction, contribution or representation with respect to, the contribution or transfer or the source thereof as the Trustee may require. The Trustee shall have no duty or authority to (a) require any contributions or transfers to be made under the Plan or to the Trustee, (b) compute any amount to be contributed or transferred under the Plan to the Trustee, or (c) determine whether amounts received by the Trustee comply with the Plan.

10.2.2 Assets of Trust Fund:

The Trust Fund shall consist of all money and other property received by the Trustee under Section 10.2, increased by any income or gains on or increment in such assets and decreased by any investment loss or expense, benefit or disbursement paid under the Plan.

10.3   Relationship with Plan Administrator:

10.3.1 Trustee Not Responsible for Payments from the Trust Fund:

Neither the Trustee, nor the Investment Committee, if any, shall be responsible in any respect for the administration of the Plan. Payments of money or property from the Trust Fund shall be made by the Trustee upon direction from the Plan Administrator or its designee. Payments by the Trustee shall be transmitted to the Plan Administrator or its designee for delivery to the proper payees or to payee addresses supplied by the Plan Administrator or its designee, and the Trustee's obligation to make such payments shall be satisfied upon such transmittal. The Trustee shall have no obligation to determine the identity of persons entitled to payments under the Plan or their addresses.

10.3.2 Communication of Plan Administrator Directions:

Directions from or on behalf of the Plan Administrator or its designee shall be communicated to the Trustee or the Trustee's designee for that purpose only in a manner and in accordance with procedures acceptable to the Trustee. The Trustee's designee shall not, however, be empowered to implement any such directions except in accordance with procedures acceptable to the Trustee. The Trustee shall have no liability for following any such directions or failing to act in the absence of any such directions. The Trustee shall have no liability for the acts or omissions of any person making or failing to make any direction under the Plan or the provisions of this Article X nor any duty or obligation to review any such direction, act or omission.

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10.3.3 Disputes Concerning Payments:

If a dispute arises over the propriety of the Trustee making any payment from the Trust Fund, the Trustee may withhold the payment until the dispute has been resolved by a court of competent jurisdiction or settled by the parties to the dispute. The Trustee may consult legal counsel and shall be fully protected in acting upon the advice of counsel.

10.4   Investment of Assets:

10.4.1 Permissible Investments:

Except as provided in Section 10.4.2, investments of the Trust Fund shall be made in the following manner, but only if compatible with the Sponsor's administrative and operational requirement and framework:

       (A) shares of any regulated investment company managed in whole or in part by the Sponsor or any affiliate of the Sponsor;

       (B) any property purchased through the Sponsor or any affiliate of the Sponsor, whether or not productive of income or consisting of wasting assets, including, without limitation by specification, governmental, corporate or personal obligations, trust and participation certificates, leaseholds, fee titles, mortgages and other interests in realty, preferred and common stocks, convertible stocks and securities, shares of regulated investment companies, certificates of deposit, put and call options and other option contracts of any type, foreign or domestic, whether or not traded on any exchange, futures contracts and options on futures contracts traded on or subject to the rules of an exchange which has been designated as a contract market by the Commodity Futures Trading Commission, an independent U.S. government agency, contracts relating to the lending of property, evidences of indebtedness or ownership in foreign corporations or other enterprises, or indebtedness of foreign governments, group trust participations, limited or general partnership interests, insurance contracts, annuity contracts, any other evidences of indebtedness or ownership including oil, mineral or gas properties, royalty interests or rights (including equipment pertaining thereto); and

       (C) Qualifying Employer Securities or "qualifying employer real properties" (as that term is defined in ERISA Section 407(d) to the extent permitted in Section 10.4.3).

10.4.2 Investment Limitations:

       (A) Up to 25% or with the written consent of the Sponsor or its representative, an additional percentage of each Plan Year's contributions may be invested in property as specified in Section 10.4.1(B) acquired through a person other than the Sponsor or an affiliate of the Sponsor.

       (B) Except as permitted by Section 10.4.2(A) and except as may result from a Rollover Contribution without the written consent of the Sponsor or its representative, property may not be acquired through a person other than the Sponsor or an affiliate of the Sponsor if following such acquisitions the value of the property so acquired would exceed 25% of the value of the Trust Fund.

10.4.3 Investments in Qualifying Employer Securities or Qualifying Employer Real
Property:

In its sole discretion, the Investment Committee, or Trustee if there is no Investment Committee:

       (A) may permit the investment of up to 10% of the Trust Fund in Qualifying Employer Securities or "qualifying employer real property" (as that term is defined in ERISA Section 407(d)), to the extent such investment is compatible with the Sponsor's administrative and operational requirements and framework; and

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       (B) may determine, subject to Section 10.4.2, that a percentage of assets in excess of 10% of the Trust Fund may be invested in Qualifying Employer Securities or "qualifying employer real property" by a profit-sharing plan.

10.4.4 Prototype Plan:

This Plan will be recognized as a Prototype Plan by the Sponsor only by complying with the provisions of this Section 10.4.

10.5   Investment Direction, Participant-Directed Assets and Qualifying Employer
Investments:

10.5.1 Management of Investments:

The Trustee, or Investment Committee if appointed, shall manage the investment of the Trust Fund except insofar as (A) an Investment Manager has authority to manage Trust assets, or (B) Participant-Directed Assets are permitted as specified in the Adoption Agreement. Except as required by ERISA, if an Investment Committee is acting, the Trustee shall invest the Trust Fund as directed by the Investment Committee, an Investment Manager or a Participant or Beneficiary, as the case may be, and the Trustee shall have no discretionary control over, nor any other discretion regarding, the investment or reinvestment of any asset of the Trust. Participant-Directed Assets shall be invested in accordance with the direction of the Participant or, in the event of the Participant's death before an Account is fully paid out, the Participant's Beneficiary with respect to the assets involved; provided, however, that Participant-Directed Assets may not be invested in "collectibles" (as defined in Code Section 408(m)(2)). If there are Participant-Directed Assets, the investment of these assets shall be made in accordance with such rules and procedures established by the Plan Administrator which must be consistent with the rules and procedures of the Sponsor or its affiliate, as the case may be.

10.5.2 Participant Directed Assets:

With respect to Participant-Directed Assets, neither the Plan Administrator, the Investment Committee nor the Trustee shall:

       (A) make any investments or dispose of any investments without the direction of the Participant or Beneficiary for whom the Participant-Directed Assets are maintained, except as provided in Section 8.5 so as to pay fees or expenses of the Plan;

       (B) be responsible for reviewing any investment direction with respect to Participant-Directed Assets or for making recommendations on acquiring, retaining or disposing of any assets or otherwise regarding any assets;

       (C) have any duty to determine whether any investment is an authorized or proper one; or

       (D) be liable for following any investment direction or for any losses, taxes or other consequences incurred as a consequence of investments selected by any Participant or Beneficiary or for holding assets uninvested until it receives proper instructions.

10.5.3 Administration of Participant Directed Assets:

If Participant-Directed Assets are permitted, a list of the Participants and Beneficiaries and such information concerning them as the Trustee may specify shall be provided by the Employer or the Plan Administrator to the Trustee and/or such person as are necessary for the implementation of the directions in accordance with the procedure acceptable to the Trustee.

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10.5.4 Investment of Funds Pending Investment Direction:

It is understood that the Trustee may, from time to time, have on hand funds which are received as contributions or transfers to the Trust Fund which are awaiting investment or funds from the sale of Trust Fund assets which are awaiting reinvestment. Absent receipt by the Trustee of a direction from the proper person for the investment or reinvestment of such funds or otherwise prior to the application of funds in implementation of such a direction, the Trustee shall cause such funds to be invested in shares of such money market fund or other short term investment vehicle as the Trustee, or Investment Committee if appointed, may specify for this purpose from time to time. Any such investment fund may be sponsored, managed, or distributed by the Sponsor or an affiliate of the Sponsor.

10.5.5 Communication of Investment Direction:

Directions for the investment or reinvestment of Trust assets of a type referred to in Section 10.4 from the Investment Committee, an Investment Manager or a Participant or Beneficiary, as the case may be, shall, in a manner and in accordance with procedures acceptable to the Trustee, be communicated to and implemented by, as the case may be, the Trustee, the Trustee's designee or, with the Trustee's consent and if an Investment Committee is operating, a broker/dealer designated for the purpose by the Investment Committee. Communication of any such direction to such a designee or broker/dealer shall conclusively be deemed an authorization to the designee or broker/dealer to implement the direction even though coming from a person other than the Trustee. The Trustee shall have no liability for its or any other person's following such directions or failing to act in the absence of any such directions. The Trustee shall have no liability for the acts or omissions of any person directing the investment or reinvestment of Trust Fund assets or making or failing to make any direction referred to in Section 10.5.6.

10.5.6 Voting and Other Rights Other than for Qualifying Employer Securities:

The voting and other rights in securities or other assets held in the Trust shall be exercised by the Trustee provided, however, that if an Investment Committee is appointed, the Trustee shall act as directed by such person who at the time has the right to direct the investment or reinvestment of the security or other asset involved.

10.5.7 Voting Qualifying Employer Securities:

With respect to any Qualifying Employer Securities allocated to an Account, each Participant shall be entitled to direct the Trustee in writing as to the manner in which Qualifying Employer Securities are to be voted.

10.5.8 Tender or Exchange of Qualifying Employer Securities:

With respect to any Qualifying Employer Securities allocated to an Account, each Participant shall be entitled to direct the Trustee in writing as to the manner in which to respond to a tender or exchange offer or other decisions with respect to the Qualifying Employer Securities. The Plan Administrator shall utilize its best efforts to timely distribute or cause to be distributed to each Participant such information received from the Trustee as will be distributed to shareholders of the Employer in connection with any such tender or exchange offer or other similar matter or any vote referred to in Section 10.5.7.

10.5.9 Failure to Vote or Tender With Respect to Trust Fund Assets:

If an Investment Committee is appointed, notwithstanding any provision hereof to the contrary, in the event the person with the right to direct a voting or other decision with respect to any security, Qualifying Employer Securities, or other asset held in the Trust does not communicate any decision on the matter to the Trustee or the

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Trustee's designee by the time prescribed by the Trustee or the Trustee's designee for that purpose or if the Trustee notifies the Investment Committee, if applicable, either that it does not have precise information as to the securities, Qualifying Employer Securities, or other assets involved allocated on the applicable record date to the accounts of all Participants and Beneficiaries or that time constraints make it unlikely that Participant, Beneficiary or Investment Manager direction, as the case may be, can be received on a timely basis, the decision shall be the responsibility of the Investment Committee and shall be communicated to the Trustee on a timely basis. In the event an Investment Committee with any right under the Plan to direct a voting or other decision with respect to any security, Qualifying Employer Securities, or other asset held in the Trust, does not communicate any decision on the matter to the Trustee or the Trustee's designee by the time prescribed by the Trustee for that purpose, the Trustee may, at the cost of the Employer, obtain advice from a bank, insurance company, investment adviser or other investment professional (including an affiliate of the Trustee) or retain an Investment Manager or other independent fiduciary with full discretion to make the decision. Except as required by ERISA, the Trustee shall (a) follow all directions above referred to in this Section and (b) shall have no duty to exercise voting or other rights relating to any such security, Qualifying Employer Security or other asset.

10.5.10  Proxy Materials:

The Plan Administrator shall establish, or cause to be established, a procedure acceptable to the Trustee for the timely dissemination to each person entitled to direct the Trustee or its designee as to a voting or other decision called for thereby or referred to therein of all proxy and other materials bearing on the decision.

10.5.11  Common or Collective Trust Fund:

Any person authorized to direct the investment of Trust assets may, if the Trustee and the Investment Committee, if applicable, so permit, direct the Trustee to invest such assets in a common or collective trust maintained by the Trustee for the investment of assets of qualified trusts under Code Section 401(a), individual retirement accounts under Code Section 408(a) and plans or governmental units described in Code Section 818(a)(6). The documents governing any such common or collective trust fund maintained by the Trustee, and in which Trust assets have been invested, are hereby incorporated into this Article X by reference.

10.6     Valuation of Accounts:

10.6.1   Valuation Date:

A Participant's Accounts shall be valued at fair market value on each Valuation Date. Subject to Section 10.6.2(A), as of each Valuation Date, the earnings and losses and expenses of the Trust Fund shall be allocated to each Participant Account in the ratio that such Account Balance in that category of Accounts bears to all Account Balances in that category. With respect to Participant-Directed Assets, the earnings and losses and expenses (including transactional expenses under Section 8.5.2) of such Participant-Directed Assets shall be allocated to the Account of the Participant or Beneficiary having authority to direct the investment of the assets in his or her Account.

10.6.2   Valuation Date of Distribution:

The Valuation Date with respect to any distributions (including, without limitation, loan distributions and purchase of annuities) from any Account upon the occurrence of a Benefit Commencement Date or otherwise, shall be:

         (A) with respect to Participant-Directed Asset, the date as of which the Account distribution is made; and

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         (B) with respect to other assets, the Valuation Date immediately preceding the Benefit Commencement Date, if applicable, or immediately preceding the proposed date of any other distribution from an Account.

With respect to any contribution allocable to an Account which has not been made as of a Valuation Date determined under this Section 10.6.2, the principal amount of such contribution distributable because of the occurrence of a Benefit Commencement Date shall be distributed as soon as practicable after the date paid to the Trust Fund.

10.6.3   Valuation of Assets:

The assets of the Trust shall be valued at fair market value as determined by the Trustee based upon such sources of information as it may deem reliable, including, but not limited to, stock market quotations, statistical evaluation services, newspapers of general circulation, financial publications, advice from investment counselors or brokerage firms, or any combination of sources. The reasonable costs incurred in establishing values of the Trust Fund shall be a charge against the Trust Fund, unless paid by the Employer.

When the Trustee is unable to arrive at a value based upon information from independent sources, it may rely upon information from the Employer, Plan Administrator, Investment Committee, appraisers or other sources, and shall not incur any liability for inaccurate valuation based in good faith upon such information.

10.6.4   Loans:

In the event that Participant loans are available under the Plan, the Trustee shall reflect one aggregate balance for participant loans under the Plan and shall reflect changes thereto only as directed by the Employer or Plan Administrator.

10.7     Insurance Contracts:

10.7.1   Authority to Appoint Insurance Company:

The Trustee, if an Investment Committee is not appointed, Investment Committee, or Participant or Beneficiary with respect to Participant-Directed Assets, may appoint one or more insurance companies to hold assets of the Plan, and may direct, subject to Section 10.7, the purchase of insurance contracts or policies from one or more insurance companies with assets of the Plan. Neither the Investment Committee, Trustee nor the Plan Administrator shall be liable for the validity of any such contract or policy, the failure of any insurance company to make any payments or for any act or omission of an insurance company with respect to any duties delegated to any insurance company.

10.7.2   Payment of Insurance Premiums:

With the consent of the Plan Administrator and upon such notice as the Plan Administrator may require, a Participant may direct that a portion of his or her Account be used to pay premiums on life insurance on the Participant's life; provided, however, that (a) the aggregate premiums paid on ordinary life insurance must be less than 50% of the aggregate contributions allocated to the Participant's Employer Account, (b) the aggregate premiums paid on term life insurance contracts, universal life insurance contracts and all other life insurance contracts which are not ordinary life insurance may not exceed 25% of the aggregate contributions allocated to the Participant's Employer Account, and
(c) the sum of one-half of the premiums paid on ordinary life insurance and the total of all other life insurance premiums may not exceed 25% of the aggregate contributions allocated to the Employer Account of the Participant. For purposes of these limitations, ordinary life insurance contracts are contracts with both non-decreasing death benefits and non-increasing premiums.

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10.7.3   Owner of Insurance Contract:

A Trustee other than Merrill Lynch Trust Co., FSB/18/ shall be the owner of each life insurance contract purchased under this Section 10.7 and the proceeds of each such contract shall be payable to the Trustee, provided that all benefits, rights and privileges under each contract on the life of a Participant which are available while the Participant is living shall be exercised by the Trustee only upon and in accordance with the written instructions of the Participant. The proceeds of all such insurance on the life of a Participant shall be paid over by the Trustee to the Participant's Beneficiary in accordance with Article VII. Under no circumstances shall the Trustee retain any part of the proceeds.

10.7.4   Dividends Earned on Insurance:

Any dividends or credits earned on a life insurance contract shall be applied when received in reduction of any premiums thereon, or, if no premiums are due, applied to increase the proceeds of the insurance contract.

10.7.5   Reduced Death Benefit:

If a Participant is found by the Plan Administrator to be insurable only at a substandard premium rate, the policy shall provide a reduced death benefit using the same premium as would be required if the Participant were a standard risk, the amount of the death benefit being determined in accordance with the amount of the rating.

10.7.6   Cash Surrender Value:

The cash surrender value of an insurance contract to the extent deriving from Employer or Participant contributions, if any, shall be included, respectively, in the Account Balance of the Account from which the premiums were paid. Any death benefits under an insurance contract payable before the Participant's termination of Employment will be paid to the Trustee for addition to the relevant Account of the Participant for distribution in accordance with Section 7.1.

10.7.7    Maximum Premium Requirements:

Any other provisions herein to the contrary notwithstanding, the purchase of life insurance for any Participant shall be subject to such minimum premium requirements as the Trustee may determine from time to time.

10.7.8   Origination of Premium Payments:

Premiums on life insurance contracts on a Participant's life shall be paid by the Trustee, unless directed otherwise by the Participant, first from cash in the Participant's Employer Accounts to the extent thereof, and then from cash in the Participant's Employee After-Tax Contributions Account, if any, to the extent thereof. If there is insufficient cash in either Account to pay premiums due, the Trustee shall notify the Participant of this fact. If the Participant does not thereafter instruct the Trustee to sell sufficient assets in an Account of the Participant to pay premiums due on a timely basis, the Trustee shall not be obligated to take any further action with respect to any life insurance contract on the Participant's life, whether as regards continuing insurance on a paid-up basis, effecting a reduction of the insurance in force, or otherwise, except at the direction of the Participant.

-------------------------
/18/ Merrill Lynch Trust Co., FSB will not be the Trustee with respect to life insurance policies.

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10.7.9   Distribution of Life Insurance Contracts:

Prior to such time as a Participant becomes entitled to receive a distribution of any benefits under this Plan for any reason other than the Participant's death, the Trustee shall, in accordance with the written direction of the Participant delivered to the Plan Administrator within such period of time as is acceptable to the Plan Administrator, either convert all life insurance contracts on the Participant's life into cash or an annuity to provide current or future retirement income to the Participant or distribute the contracts to the Participant as a part of a benefit distribution; provided, however, that:

         (A) the contracts shall not be distributed unless, if the Participant is married at the time the distribution of the contracts is to be made, and the Plan is a money purchase pension plan, a target benefit plan or a profit-sharing plan to which Section 6.1.2 does not apply, the Participant's Spouse at that time consents to a distribution in the manner prescribed by Section 6.2.4; and

         (B) if the cash value of any contracts at the time they become distributable to a Participant exceeds a Participant's vested interest in his or her Employer Accounts at that time, the Participant shall be entitled to receive a distribution of such contracts only if the Participant promptly pays such excess in cash to the Trust Fund.

Life insurance contracts on a Participant's life shall not continue to be maintained under the Plan following the Participant's termination of Employment or after Employer contributions have ceased.

If a Participant on whose life an insurance contract is held does not make a timely and proper direction regarding the contract under this Section 10.7.9, the Participant shall be deemed to have directed that the contract be converted into cash to be distributed in the manner in which the Participant's benefit is to be distributed.

10.7.10  Conflict Between Plan and Insurance Contract:

Anything contained herein to the contrary notwithstanding, if there is any conflict between the terms of the Plan and the terms of any insurance contract purchased under this Section 10.7, the provisions of the Plan shall control.

10.8     The Investment Manager:

10.8.1   Appointment:

The Trustee, if an Investment Committee is not appointed, Investment Committee, or the Participant or Beneficiary with respect to Participant-Directed Assets, may, by an instrument in writing, appoint one or more Investment Managers, who may be an affiliate of the Merrill Lynch Trust Co., FSB, to direct the Trustee in the investment of all or a specified portion of the assets of the Trust in property specified in Section 10.4. Any such Investment Manager shall be directed by the Trustee, if an Investment Committee is not appointed, Investment Committee, Participant or Beneficiary, as the case may be, to act in accordance with the procedures referred to in Section 10.5.5. If appointed, the Investment Committee shall notify the Trustee in writing before the effectiveness of the appointment or removal of any Investment Manager. If there is more than one Investment Manager whose appointment is effective under the Plan at any one time, the Trustee shall, upon written instructions from the Investment Committee, Participant or Beneficiary, establish separate funds for control by each such Investment Manager. The funds shall consist of those Trust Fund assets designated by the Investment Committee, Participant or Beneficiary.

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10.8.2   Qualifications of Investment Manager:

Each person appointed as an Investment Manager shall be:

         (A) an investment adviser registered under the Investment Advisers Act of 1940,

         (B) a bank as defined in that Act, or

         (C) an insurance company qualified to manage, acquire or dispose of any asset of the Plan under the laws of more than one state.

10.8.3   Investment Manager as Fiduciary:

Each Investment Manager shall acknowledge in writing that it is a "fiduciary" (as defined in ERISA Section 3(21)) with respect to the Plan. The Trustee, or the Investment Committee if appointed, shall enter into an agreement with each Investment Manager specifying the duties and compensation of such Investment Manager and the other terms and conditions under which such Investment Manager shall be retained. Neither the Trustee nor the Investment Committee, if appointed, shall be liable for any act or omission of any Investment Manager and shall not be liable for following the advice of any Investment Manager with respect to any duties delegated to any Investment Manager.

10.8.4   Identification of Amounts for Investment Manager:

The Trustee, or Investment Committee if appointed, or the Participant or Beneficiary, if applicable with respect to Participant-Directed Assets, shall have the power to determine the amount of Trust Fund assets to be invested in accordance with the direction of a designated Investment Manager and to set investment objectives and guidelines for the Investment Manager.

10.8.5   Second Trust Fund:

The Employer may appoint a second trustee under the Plan with respect to assets which the Employer desires to contribute or have transferred to the Trust Fund, but which the other Trustee does not choose to accept: provided, however, that if Merrill Lynch Trust Co., FSB is a Trustee, its consent (which consent may be evidenced by its acceptance of its appointment as Trustee) shall be required. In the event and upon the effectiveness of the acceptance of the second Trustee's appointment, the Employer shall be deemed to have created two trust funds under the Plan, each with its own Trustee, each governed separately by this Article X. Each Trustee under such an arrangement shall, however, discharge its duties and responsibilities solely with respect to those assets of the Trust delivered into its possession and except under ERISA, shall have no duties, responsibilities or obligations with respect to property of the other Trust nor any liability for the acts or omissions of the other Trustee. As a condition to its consent to the appointment of a second trustee, Merrill Lynch Trust Co., FSB shall assure that recordkeeping, distribution and reporting procedures are established on a coordinated basis between it and the second trustee as considered necessary or appropriate with respect to the Trusts.

10.9     Powers of Trustee:

10.9.1   Trustee's Power:

At the direction of the person authorized to direct such action as referred to in Section 10.5.1, but limited to those assets or categories of assets acceptable to the Trustee as referred to in Section 10.4, or at its own discretion

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if no such person is so authorized, the Trustee, or the Trustee's designee or a broker/dealer as referred to in Section 10.5.5, is authorized and empowered:

     (A) To invest and reinvest the Trust Fund, together with the income therefrom, in assets specified in Section 10.4;

     (B) To deposit or invest all or any part of the assets of the Trust in savings accounts or certificates of deposit or other deposits in a bank or savings and loan association or other depository institution, including the Trustee or any of its affiliates, provided with respect to such deposits with the Trustee or an affiliate the deposits bear a reasonable interest rate;

     (C) To hold, manage, improve, repair and control all property, real or personal, forming part of the Trust Fund; to sell, convey, transfer, exchange, partition, lease for any term, even extending beyond the duration of this Trust, and otherwise dispose of the same from time to time;

     (D) To have, respecting securities, all the rights, powers and privileges of an owner, including the power to give proxies, pay assessments and other sums deemed by the Trustee necessary for the protection of the Trust Fund; to vote any corporate stock either in person or by proxy, with or without power of substitution, for any purpose; to participate in voting trusts, pooling agreements, foreclosures, reorganizations, consolidations, mergers and liquidations, and in connection therewith to deposit securities with or transfer title to any protective or other committee; to exercise or sell stock subscriptions or conversion rights; and, regardless of any limitation elsewhere in this instrument relative to investments by the Trustee, to accept and retain as an investment any securities or other property received through the exercise of any of the foregoing powers;

     (E) Subject to Section 10.5.4 hereof, to hold in cash, without liability for interest, such portion of the Trust Fund which it is directed to so hold pending investments, or payment of expenses, or the distribution of benefits;

     (F) To take such actions as may be necessary or desirable to protect the Trust from loss due to the default on mortgages held in the Trust including the appointment of agents or trustees in such other jurisdictions as may seem desirable, to transfer property to such agents or trustees, to grant to such agents such powers as are necessary or desirable to protect the Trust Fund, to direct such agent or trustee, or to delegate such power to direct, and to remove such agent or trustee;

     (G) To settle, compromise or abandon all claims and demands in favor of or against the Trust Fund;

     (H) To invest in any common or collective trust fund of the type referred to in Section 10.5.11 hereof maintained by the Trustee;

     (I) To exercise all of the further rights, powers, options and privileges granted, provided for, or vested in trustees generally under ERISA and other pertinent federal law, and to the extent that federal law is inapplicable, under the laws of the State of New Jersey if Merrill Lynch Trust Co., FSB is the Trustee or the state where the Trustee is located if Merrill Lynch Trust Co., FSB is not the Trustee, so that the powers conferred upon the Trustee herein shall not be in limitation of any authority conferred by law, but shall be in addition thereto;

     (J) To borrow money from any source and to execute promissory notes, mortgages or other obligations and to pledge or mortgage any trust assets as security, subject to applicable requirements of the Code and ERISA; and

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         (K) To maintain accounts at, execute transactions through, and lend on an adequately secured basis stocks, bonds or other securities to, any brokerage or other firm, including any firm which is an affiliate of the Trustee.

10.9.2   Additional Powers:

To the extent necessary or which it deems appropriate to implement its powers under Section 10.9.1 or otherwise to fulfill any of its duties and responsibilities as Trustee of the Trust Fund, the Trustee shall have the following additional powers and authority:

         (A) to register securities, or any other property, in its name or in the name of any nominee, including the name of any affiliate or the nominee name designated by any affiliate, with or without indication of the capacity in which property shall be held, or to hold securities in bearer form and to deposit any securities or other property in a depository or clearing corporation;

         (B) to designate and engage the services of, and to delegate powers and responsibilities to, such agents, representatives, advisers, counsel and accountants as the Trustee considers necessary or appropriate, any of whom may be an affiliate of the Trustee or a person who renders services to such an affiliate, and, as a part of its expenses under this Trust Agreement, to pay their reasonable expenses and compensation;

         (C) to make, execute and deliver, as Trustee, any and all deeds, leases, mortgages, conveyances, waivers, releases or other instruments in writing necessary or appropriate for the accomplishment of any of the powers listed in this Trust Agreement; and

         (D) generally to do all other acts which the Trustee deems necessary or appropriate for the protection of the Trust Fund.

10.9.3   Limitations on Trustee's Authority:

The Trustee shall have no duties or responsibilities other than those specified in the Plan.

10.10    Accounting and Records:

10.10.1  Maintenance of Records and Accounts:

The Trustee shall maintain or cause to be maintained accurate records and accounts of all Trust transactions and assets. The records and accounts shall be available at reasonable times during normal business hours for inspection or audit by the Plan Administrator, Investment Committee, if appointed, or any person designated for the purpose by either of them.

10.10.2  Written Accounting:

Within 90 days following the close of each fiscal year of the Plan or the effective date of the removal or resignation of the Trustee, the Trustee shall file with the Plan Administrator a written accounting setting forth all transactions since the end of the period covered by the last previous accounting. The accounting shall include a listing of the assets of the Trust showing the value of such assets at the close of the period covered by the accounting. On direction of the Plan Administrator, and if previously agreed to by the Trustee, the Trustee shall submit to the Plan Administrator interim valuations, reports or other information pertaining to the Trust.

The Plan Administrator may approve the accounting by written approval delivered to the Trustee or by failure to deliver written objections to the Trustee within 60 days after receipt of the accounting. Any such approval

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shall be binding on the Employer, the Plan Administrator, the Investment
Committee and, to the extent permitted by ERISA, all other persons.

10.11    Judicial Settlement of Accounts:

The Trustee can apply to a court of competent jurisdiction at any time for judicial settlement of any matter involving the Plan including judicial settlement of the Group Trustee's account. If it does so, the Trustee must give the Plan Administrator the opportunity to participate in the court proceedings, but the Trustee can also involve other persons. Any expenses the Trustee incurs in legal proceedings involving the Plan, including attorney's fees, are chargeable to the Trust Fund as an administrative expense. Any judgment or decree which may be entered in such a proceeding, shall, subject to the provision of ERISA, be conclusive upon all persons having or claiming to have any interest in the Trust Fund or under any Plan.

10.12    Resignation and Removal of Trustee:

10.12.1  Resignation of Trustee:

The Trustee may resign at any time upon at least 30 days' written notice to the Employer.

10.12.2  Removal of Trustee:

The Employer may remove the Trustee upon at least 30 days' written notice to the Trustee.

10.12.3  Successor Trustee:

Upon resignation or removal of the Trustee, the Employer shall appoint a successor trustee. Upon failure of the Employer to appoint, or the failure of the effectiveness of the appointment by the Employer of, a successor trustee by the effective date of the resignation or removal, the Trustee may apply to any court of competent jurisdiction for the appointment of a successor.

Promptly after receipt by the Trustee of notice of the effectiveness of the appointment of the successor trustee: (a) the Trustee shall deliver to the successor trustee such records as may be reasonably requested to enable the successor trustee to properly administer the Trust Fund and all property of the Trust after deducting therefrom such amounts as the Trustee deems necessary to provide for expenses, taxes, compensation or other amounts due to or by the Trustee not paid by the Employer prior to the delivery; and (b) except if the second Trustee is removed or resigns, the Plan will no longer be considered a prototype plan.

10.12.4  Settlement of Accounts:

Upon resignation or removal of the Trustee, the Trustee shall have the right to a settlement of its account, which settlement shall be made, at the Trustee's option, either by an agreement of settlement between the Trustee and the Employer or by a judicial settlement in an action instituted by the Trustee. The Employer shall bear the cost of any such judicial settlement, including reasonable attorneys fees.

10.12.5  Transfer of Assets:

The Trustee shall not be obligated to transfer Trust assets until the Trustee is provided assurance by the Employer satisfactory to the Trustee that all fees and expenses reasonably anticipated will be paid.

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10.12.6  Rights and Privileges:

Upon settlement of the account and transfer of the Trust Fund to the successor trustee, all rights and privileges under the Trust Agreement shall vest in the successor trustee and all responsibility and liability of the Trustee with respect to the Trust and assets thereof shall, except as otherwise required by ERISA, terminate subject only to the requirement that the Trustee execute all necessary documents to transfer the Trust assets to the successor trustee.

10.13    Group Trust:

10.13.1  Trustee of Group Trust:

If elected by the Primary Employer in the Adoption Agreement, the Trustee shall be the Trustee for this Plan and for each other Qualified Plan specified in the Adoption Agreement; provided, however, that such other Qualified Plan is in effect in accordance with an Adoption Agreement under this Prototype Plan. Any reference to Trustee and to the Trust Fund in this Plan shall mean the Trustee as the trustee of a Group Trust consisting of the assets of each such plan. The Plan and each other Qualified Plan specified in the Adoption Agreement shall be deemed to join in and adopt the Trust as the Trust for each such plan. By executing the Adoption Agreement, the Trustee accepts designation as Trustee of this Group Trust.

10.13.2  Maintenance of Accounting Records:

The Trustee shall establish and maintain such accounting records for each of the Plans as shall be necessary to reflect the interest in the Group Trust applicable at any time or from time to time to each Plan. No part of the corpus or income of the Group Trust allocable to an individual Plan may be used for or diverted to any purposes other than for the exclusive benefit of Participants and their Beneficiaries entitled to benefits under that Plan. The allocable interest of a Plan in the Group Trust may not be assigned.

                                   ARTICLE XI
                          PLAN AMENDMENT OR TERMINATION

11.1     Plan Amendment:

11.1.1   Authority to Amend:

The Sponsor may amend any part of the Plan. The Primary Employer shall have the right at any time, by an instrument in writing, effective retroactively or otherwise, to (A) change the choice of options in the Adoption Agreement, in whole or in part; (B) add overriding language in the Adoption Agreement when such language is needed to satisfy Code Section 415 or Code Section 416 because of the required aggregation of multiple plans; and (C) add certain model amendments published by the IRS which specifically provide that their adoption will not cause the Plan to be treated as individually designed. No such amendment, however, shall have any of the effects specified in Section 11.1.3. If the Primary Employer (or any other Employer) amends the Plan or nonelective portions of the Adoption Agreement except as previously provided (including a waiver of the minimum funding requirement under Code Section 412(d)), it will no longer participate in the Prototype Plan, but will be considered to have an individually designed plan for purposes of qualification under Code Section 401(a). If an Employer is amending its plan from an individually-designed plan or from one prototype plan to another, a list of the "Section 411(d)(6) protected benefits" that must be preserved may be attached, and such a list would not be considered an amendment to the Plan.

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11.1.2   Recognition as Prototype Plan:

This Plan will be recognized as a Prototype Plan by the Sponsor only by complying with the registration requirements as specified in the Adoption Agreement.

11.1.3   Limitations of Amendments:

No amendment to the Plan shall be effective to the extent that it:

         (A) authorizes any part of the Trust Fund to be used for, or diverted to, purposes other than for the exclusive benefit of Participants or their Beneficiaries;

         (B) has the effect of decreasing a Participant's accrued benefit. Notwithstanding the preceding sentence, a Participant's Account Balance may be reduced to the extent permitted under Code Section 412(c)(8). For purposes of this paragraph, an amendment which has the effect of (1) decreasing a Participant's Account Balance or (2) eliminating or reducing an Early Retirement benefit or a retirement-type subsidy, with respect to benefits attributable to service before the amendment shall be treated as reducing accrued benefits, except as permitted under Treas. Reg. Section 1.411(d)-4 or any other guidance issued under Code Section 411(d)(6). In the case of a retirement-type subsidy, the preceding sentence shall apply only with respect to a Participant who satisfies (either before or after the amendment) the preamendment conditions for the subsidy. In general, a retirement-type subsidy is a subsidy that continues after retirement, but does not include a qualified disability benefit, a medical benefit, a social security supplement, a death benefit (including life insurance), or a plant shutdown benefit (that does not continue after retirement age).

         (C) reduces the vested percentage of any Participant determined without regard to such amendment as of the later of the date such amendment is adopted or the date it becomes effective.

         (D) eliminates or restricts an optional form of benefit. For purposes of this paragraph the preceding shall not apply to a Plan amendment that eliminates or restricts the ability of a Participant to receive payment of his or her Account Balance under a particular optional form of benefit if the amendment satisfies the conditions in (i) or (ii) below:

             (i) The amendment provides a single-sum distribution form that is otherwise identical to the optional form of benefit eliminated or restricted. For purposes of this condition (i), a single-sum distribution form is otherwise identical only if it is identical in all respects to the eliminated or restricted optional form of benefit (or would be identical except that it provides greater rights to the Participant) except with respect to the timing of payments after commencement.

             (ii) The amendment is not effective unless the amendment provides that the amendment shall not apply to any distribution with an annuity starting date earlier than the earlier of: the 90th day after the date the Participant receiving the distribution has been furnished a summary that reflects the amendment and that satisfies the ERISA requirements at 29 C.F.R. (S) 2530.104b-3 relating to a summary of material modifications or (ii) the first day of the second Plan Year following the Plan Year in which the amendment is adopted.

11.1.4   Vesting Schedule Amendment:

         (A) If the Plan's vesting schedule is amended, or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage, (i) each Participant with at least 3 years of Vesting Service with the Employer may elect, within a reasonable period after the adoption of the amendment or change, to have the nonforfeitable percentage computed under the Plan without regard to such amendment or change, and (ii) in the case of an Employee who is a Participant as of the later of the date such

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

amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's Employer-derived accrued benefit will not be less than the percentage computed under the plan without regard to such amendment.

The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of:

         (B) 60 days after the amendment is adopted;

         (C) 60 days after the amendment becomes effective; or

         (D) 60 days after the Participant is issued written notice of the amendment by the Employer or Plan Administrator.

11.2     Right of the Employer to Terminate Plan:

11.2.1   Authority to Terminate:

The Employer intends and expects that from year to year it will be able to and will deem it advisable to continue this Plan in effect and to make contributions as herein provided. The Employer reserves the right, however, to terminate the Plan with respect to its Employees at any time by an instrument in writing delivered to the Plan Administrator and the Trustee, or to completely discontinue its contributions thereto at any time.

11.2.2   Additional Power to Terminate:

The Plan will also terminate: (A) if the Employer is a sole proprietorship, upon the death of the sole proprietor; (B) if the Employer is a partnership, upon termination of the partnership; (C) if the Employer is judicially declared bankrupt or insolvent (as provided in Section 11.4); (D) upon the sale or other disposition of all or substantially all of the assets of the business; or (E) upon any other termination of the business. Any successor to or purchaser of the Employer's trade or business, after any event specified in the prior sentence, may continue the Plan, in which case the successor or purchaser will thereafter be considered the Employer for purposes of the Plan. Such a successor or purchaser shall execute an appropriate Adoption Agreement if and when requested by the Plan Administrator.

11.2.3   Miscellaneous:

Anything contained herein to the contrary notwithstanding, if the Employer fails to attain or retain qualification of the Plan under Code Section 401(a), the Plan will not participate in this Prototype Plan and will, instead, be considered an individually designed plan for purposes of such qualification.

11.3     Effect of Partial or Complete Termination or Complete Discontinuance of
Contributions:

11.3.1   Determination of Date of Complete or Partial Termination:

The date of complete or partial termination shall be established by the Plan Administrator in accordance with the directions of the Primary Employer (if then in existence) in accordance with applicable law.

11.3.2   Effect of Termination:

         (A) As of the date of a partial termination of the Plan:

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

             (i) the accrued benefit of each affected Participant, to the extent funded, shall become nonforfeitable (as provided in Section 4.1.2);

             (ii) no affected Participant shall be granted credit based on Hours of Service after such date;

             (iii) Compensation paid to affected Participants after such date shall not be taken into account; and

             (iv) no contributions by affected Participants shall be required or permitted.

         For purposes of this Section, an "affected Participant" is a Participant who is affected by the event causing the partial termination of the Plan.

         (B) As of the date of the complete termination of the Plan or of a complete discontinuance of contributions:

             (i) the accrued benefit of each Participant to the extent funded, shall become nonforfeitable (as provided in Section 4.1.2);

             (ii) no Participant shall be granted credit based on Hours of Service after such date;

             (iii) Compensation paid after such date shall not be taken into account;

             (iv) no contributions by Participants shall be required or permitted;

             (v) no Eligible Employee shall become a Participant after such date; and

             (vi) except as may otherwise be required by applicable law, all obligations of the Employer and Employers to fund the Plan shall terminate.

         (C) All other provisions of the Plan shall remain in effect unless otherwise amended.

11.3.3   Distribution of Accounts:

Upon the complete discontinuance of contributions under the Plan, at the Employer's election, either the Trust Fund shall continue to be held and distributed as if the Plan had not been terminated (in which case such Plan shall continue to be subject to all requirements under Title I of ERISA, and qualification requirements under the Code) or any and all assets remaining in the Trust Fund as of the date of such termination or discontinuance, together with any earnings subsequently accruing thereon, shall be distributed by the Trustee to all Participants at the Plan Administrator's direction.

Upon the complete termination of the Plan, the Trust Fund shall be distributed to all Participants within one year after the date of termination. If the Plan does not offer an annuity option (purchased from a commercial provider) and if the Employer or any Affiliate does not maintain another Defined Contribution Plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)), the Participant's benefit may, without the Participant's consent, be distributed to the Participant. However, if any Affiliate maintains another Defined Contribution Plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)), then the Participant's Account(s) will be transferred, without the Participant's consent, to the other plan if the Participant does not consent to an immediate distribution. Distributions shall be made in compliance with the applicable provisions, including restrictions, of Articles VI and VII. The Trust Fund shall continue in effect until all distributions therefrom are complete. Upon the completion of such distributions, the Trustee shall be relieved from all further liability with respect to all amounts so paid or distributed.

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11.4     Bankruptcy:

In the event that the Employer shall at any time be judicially declared bankrupt or insolvent without any provisions being made for the continuation of this Plan, the Plan shall be completely and automatically terminated in accordance with this Article XI.

                                  ARTICLE XII
                            MISCELLANEOUS PROVISIONS

12.1     Exclusive Benefit of Participants:

Notwithstanding anything in the Plan to the contrary, the Trust Fund shall be held for the benefit of all persons who shall be entitled to receive payments under the Plan. Subject to Section 3.10, the corpus or income of the Trust Fund may not (other than such part as is required to pay expenses) be diverted to or used for other than the exclusive benefit of Participants or their Beneficiaries.

12.2     Plan Not a Contract of Employment:

The Plan is not a contract of employment, and the terms of employment of any Employee shall not be affected in any way by the Plan or related instruments except as specifically provided therein.

12.3     Action by Employer:

Any action by an Employer which is a corporation shall be taken by the board of directors of the corporation or any person or persons duly empowered to exercise the powers of the corporation with respect to the Plan. In the case of an Employer which is a partnership, action shall be taken by any general partner of the partnership, and in the case of an Employer which is a sole proprietorship, action shall be taken by the sole proprietor.

12.4     Source of Benefits:

Benefits under the Plan shall be paid or provided for solely from the Trust Fund, and neither the Employer, any Employer, the Trustee, the Plan Administrator, nor any Investment Manager or insurance company shall assume any liability under the Plan therefor.

12.5     Benefits Not Assignable:

Benefits provided under the Plan may not be assigned or alienated, either voluntarily or involuntarily. In the event that a Participant or Beneficiary becomes individually liable with respect to any expenses listed in Section 8.5, the provision of Code Section 401(a)(13) shall be applicable with respect to any claim the Plan may have against the Participant or Beneficiary individually with respect to such expenses. The preceding sentence shall also apply to the creation, assignment or recognition of a right to any benefit payable with respect to a Participant under a "domestic relations order" (as defined in Code
Section 414(p)) unless such order is determined by the Plan Administrator to be a "qualified domestic relations order" (as defined in Code Section 414(p)) or, in the case of a "domestic relations order" entered before January 1, 1985, if either payment of benefits under the order has commenced as of that date or the Plan Administrator decides to treat such order as a "qualified domestic relations order" within the meaning of Code Section 414(p) even if it does not otherwise qualify as such.

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12.6     Domestic Relations Orders:

Any other provision of the Plan to the contrary notwithstanding, the Plan Administrator shall have all powers necessary with respect to the Plan for the proper operation of Code Section 414(p) with respect to "qualified domestic relations orders" (or "domestic relations orders" treated as such) referred to in Section 12.5, including, but not limited to, the power to establish all necessary or appropriate procedures, to authorize the establishment of new accounts with such assets and subject to such investment control by the Plan Administrator as the Plan Administrator may deem appropriate, and the Plan Administrator may decide upon and direct appropriate distributions therefrom.

12.7     Claims Procedure:

In the event that a claim by a Participant, Beneficiary, or other person for benefits under the Plan is denied, the Plan Administrator will so notify the claimant, giving the reasons for the denial. This notice will also refer to the specific provisions of the Plan on which the denial was based, will specify whether any additional information is needed from the Participant or Beneficiary and will explain the review procedure.

Within 60 days after receiving the denial, the claimant may submit, directly or through a duly authorized representative, a written request for reconsideration of the application to the Plan Administrator. Documents or records relied on by the claimant should be filed with the request. The person making the request may review relevant documents and submit issues and additional comments in writing.

The Plan Administrator will review the claim within 60 days (or 120 days if a hearing is held because special circumstances exist) and provide a written response to the appeal. The response will explain the reasons for the decision and will refer to the Plan provisions on which the decision is based. The decision of the Plan Administrator is the final one under this claims procedure.

12.8     Records and Documents:

Participants and Beneficiaries must supply the Plan Administrator with such personal history data as may be required by the Plan Administrator in the operation of the Plan. Proof of age, when required, must be established by evidence satisfactory to the Plan Administrator, and the records of the Employers concerning length of service and compensation may be accepted by the Plan Administrator as conclusive for the purposes of the Plan.

12.9     Errors:

The Plan Administrator may take whatever action it determines in its discretion to be necessary and appropriate to correct any error in the administration of the Plan, to the extent consistent with applicable law, including, but not limited to making corrections under the Employee Plans Compliance Resolution System (or successor procedure).

12.10    Benefits Payable to Minors, Incompetents and Others:

In the event any benefit is payable to a minor or to a Participant or Beneficiary declared incompetent by a court having jurisdiction over such matters and a guardian, committee, conservator or other legal representative of the estate of such a person is appointed, benefits to which he or she is entitled shall be paid to the legally appointed person for the benefit of the minor or incompetent. The receipt by any such person to whom any such payment on behalf of any Participant or Beneficiary is made shall be a sufficient discharge therefor.

12.11    Plan Merger or Transfer of Assets:

12.11.1  Continuation of Plan:

The merger or consolidation of the Employer with any other person, or the transfer of the assets of the Employer to any other person, or the merger of the Plan with any other plan shall not constitute a termination of the Plan if provision is made for the continuation of the Plan.

12.11.2  Benefit of Participants:

The Plan may not merge or consolidate with, or transfer any assets or liabilities to, any other plan, unless each Participant would (if the Plan had then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated). Any merger or consolidation shall not constitute a termination of a Plan or require the acceleration of vesting of Participants' Account Balances.

12.12    Employers:

12.12.1  Adoption by Affiliates of Plan:

With the consent of the Primary Employer and by duly authorized action, any Affiliate may adopt the Plan. If this Plan is a "non-standardized plan" (as defined in Rev. Proc. 2000-20 or other similar guidance issued by the IRS), such Affiliate shall determine the classes of its Employees who shall be Eligible Employees and the amount of its contribution to the Plan on behalf of such Employees.

12.12.2  Termination of Participation in Plan:

If this Plan is a "non-standardized plan" (as defined in Rev. Proc. 2000-20 or other similar guidance issued by the IRS), with the consent of the Primary Employer and by duly authorized action, an Affiliate may terminate its participation in the Plan or withdraw from the Plan. Any such withdrawal shall be deemed an adoption by such Affiliate of a plan and trust identical to the Plan and the Trust, except that all references to the Employer shall be deemed to refer to such Affiliate. At such time and in such manner as the Primary Employer directs, the assets of the Trust allocable to Employees of such Affiliate shall be transferred to the trust deemed adopted by such Affiliate.

12.12.3  Employer Power:

An Employer shall have no power with respect to the Plan except as specifically provided herein.

12.13    Controlling Law:

The Plan is intended to qualify under Code Section 401(a) and to comply with ERISA, and its terms shall be interpreted accordingly. Otherwise, to the extent not preempted by ERISA, the laws of the State of New York shall control the interpretation and performance of the terms of the Plan, other than the provisions of the Trust Agreement.

12.14    Singular and Plural and Article and Section References:

As used in the Plan, the singular includes the plural, and the plural includes the singular, unless qualified by the context. Titles of Articles and sections of the Plan are for convenience of reference only and are to be disregarded in applying the provisions of the Plan. Any reference in this Prototype Plan to an Article or Section is to the Article or Section so specified of the Prototype Plan, unless otherwise indicated.

12.15    USERRA:

Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u).

12.16    Unclaimed Benefit:

If Employer is unable to locate a Participant to whom a benefit under the Plan is payable within a reasonable period of time after the date such benefit became payable and after having exhausted reasonable means to locate such individual, the amount of such benefit shall be treated as a forfeiture and shall be applied according to Section 3.7. If a benefit is forfeited because an individual cannot be found, such benefit will be reinstated if a claim is later made by the individual. Any such unclaimed benefits not forfeited at the time the Plan terminates shall escheat to the appropriate state or government entity.

12.17    Electronic Media:

Any notice, election, or other Plan communication may be made by means of such electronic media authorized by the Plan Administrator to the extent permitted and in the manner required under applicable law.


                                  ARTICLE XIII
                            SIMPLE 401(k) PROVISIONS

13.1     Rules of Application:

         (A) This Article XIII shall only apply to an Employer who elected SIMPLE 401(k) provisions in an Adoption Agreement prior to January 1, 1999. If such Employer elected in the Adoption Agreement to have the SIMPLE 401(k) provisions apply, then the provisions of this Article shall apply for a calendar year only if (a) the Employer is an Eligible Employer and (b) no contributions are made, or benefits accrued for services during the calendar year, on behalf of any Eligible Employee under any other plan, contract, pension, or trust described in Code Section 219(g)(5)(A) or (B), maintained by an Employer.

         (B) To the extent that any other provision of the Plan is inconsistent with the provisions of this Article, the provisions of this Article govern.

         (C) Unless otherwise provided in this Article, or as otherwise modified in this Article, capitalized terms have the meaning set forth in Article I.

13.2     Definitions:

The following terms have the meanings set forth below for purposes of this
Article:

13.2.1   Compensation:

"Compensation" means, for purposes of Sections 13.2.2, 13.3.1 and 13.3.2 of this Article, the sum of the wages, tips, and other compensation from the Employer subject to federal income tax withholding (as described in Code Section 6051(a)(3)) and the Employee's salary reduction contributions made under this or any other Code Section 401(k) plan, and, if applicable, elective deferrals under a Code Section 408(p) SIMPLE IRA Plan, a

SARSEP, or a Code Section 403(b) annuity contract and compensation deferred under a Code Section 457 plan, required to be reported by the Employer on Form W-2 (as described in Code Section 6051(a)(8)). For self-employed individuals, compensation means net earnings from self-employment determined under Code
Section 1402(a) prior to subtracting any contributions made under this plan on behalf of the individual. The provisions of the plan implementing the limit on compensation under Code Section 401(a)(17) apply to the Compensation under
Section 13.3 of this Article.

13.2.2   Eligible Employer:

An "Eligible Employer" means, with respect to any calendar year, an Employer that had no more than 100 Employees who received at least $5,000 of Compensation from the Employer for the preceding calendar year. In applying the preceding sentence, all Employees of Affiliates and Leased Employees required to be treated as the Employer's Employees under Code Section 414(n), are taken into account. An Eligible Employer that elects to have the SIMPLE 401(k) provisions apply to the Plan and that fails to be an Eligible Employer for any subsequent calendar year, is treated as an Eligible Employer for the 2 calendar years following the last calendar year the Employer was an Eligible Employer. If the failure is due to any acquisition, disposition, or similar transaction involving an Eligible Employer, the preceding sentence applies only if the provisions of Code Section 410(b)(6)(C)(i) are satisfied.

13.2.3   Eligible Employee:

"Eligible Employee" means, for purposes of the SIMPLE 401(k) provisions, any Employee who is entitled to make Pre-Tax Contributions under the terms of the Plan.

13.3     Contributions:

13.3.1   Salary Reduction Contributions:

         (A) Each Eligible Employee may make a salary reduction election to have his or her Compensation reduced for the calendar year in any amount selected by the Employee subject to the limitation in Section 13.3.1(B) of this Article. The Employer will make a salary reduction contribution to the Plan, as Pre-Tax Contribution, in the amount by which the Employee's Compensation has been reduced.

         (B) The total salary reduction contribution for the calendar year cannot exceed the amount determined under Code Section 408(p)(2)(A)(ii) for any Employee. To the extent permitted by law, this amount will be adjusted to reflect any annual cost-of-living increases announced by the IRS.

13.3.2   Other Contributions:

         (A) Matching Contributions - Each calendar year, the Employer will contribute a Matching Contribution to the Plan on behalf of each Employee who makes a salary reduction election under Section 13.3.1. The amount of the Matching Contribution will be equal to the employee's salary reduction contribution up to a limit of 3 percent of the Employee's Compensation for the full calendar year.

         (B) Nonelective Contribution - For any calendar year, instead of a Matching Contribution, the Employer may elect to contribute a nonelective contribution of 2 percent of Compensation for the full calendar year for each Eligible Employee who received at least $5,000 of Compensation for the calendar year.

13.3.3   Limitation on Contributions:

         (A) No employer or employee contributions may be made to this plan for the Year other than salary reduction contributions described in Section 3.1, Matching or nonelective contributions described in Section 3.2 and rollover contributions described in IRS regulations section 1.402(c)-2, Q&A-1(a) or other similar guidance issued under the Code.

         (B) 1997 Transition Rule - If the Employer has maintained this Plan during 1997 prior to adopting this Article, then contributions made prior to the adoption of this Article are treated as made under Sections 13.3.1 and 13.3.2 provided that: (i) the Employer has adopted the SIMPLE 401(k) provisions by July l, 1997, effective as of January l, 1997; (ii) the salary reduction contributions for the calendar year made prior to adoption of this Article do not total more than $6,000 for any Employee; (iii) the other contributions set forth in Section 13.3.2 are of inherently equal or greater value than the contributions required under the Plan prior to the adoption of this Article; and
(iv) for 1997, the 60-day election period requirement described in Sections 13.4.1(A) and (B) is deemed satisfied if the Employee may make or modify a salary reduction election during a 60-day election period that begins no later than 30 days after this Article is adopted but in no event later than July 1, 1997.

13.3.4   Annual Addition Limitation on Contributions:

The provisions of Section 3.9 of the Plan (implementing the limitations of Code
Section 415) apply to contributions made pursuant to Sections 13.3.1 and 13.3.2.

13.4     Election and Notice Requirements:

13.4.1   Election Period:

         (A) In addition to any other election periods provided under the Plan, each Eligible Employee may make or modify a salary reduction election made under this Article XIII during the 60-day period immediately preceding each January 1.

         (B) For the calendar year that an Employee becomes eligible to make salary reduction contributions under the SIMPLE 401(k) provisions of this
Article XIII, the 60-day election period requirement of Section 13.4.1(A) is deemed satisfied if the Employee may make or modify a salary reduction election during a 60-day period that includes either the date the Employee becomes eligible or the day before.

         (C) Each Employee may terminate a salary reduction election made under this Article XIII at any time during the calendar year.

13.4.2   Notice Requirements:

         (A) The Employer will notify each Eligible Employee prior to the 60-day election period described in Section 13.4.1 that he or she can make a salary reduction election or modify a prior election during that period.

         (B) The notification described in Section 13.4.2(A) will indicate whether the Employer will provide a 3-percent Matching Contribution described in
Section 13.3.2(A) or a 2-percent nonelective contribution described in Section 13.3.2(B).

13.5     Vesting Requirements:

All benefits attributable to contributions described in Section 13.3.1 and
13.3.2 are nonforfeitable at all times, and all previous contributions made under the Plan are nonforfeitable as of the beginning of the calendar year the SIMPLE 401(k) provisions apply.

13.6     Top-Heavy Rules:

The Plan is not treated as a Top-Heavy Plan under Code Section 416 for any calendar year for which this Article applies.

13.7     Nondiscrimination Tests:

The ADP Test and ACP Test described in Sections 3.4.2(B) and 3.6(A) of the Plan are treated as satisfied for any calendar year for which this Article applies.

                                 Funds Directive
                    for DuPont 401(k) and Profit Sharing Plan
                               Plan Number #609862

I hereby direct Merrill Lynch to make the following additions to our Plan's menu of investment fund options and, where indicated, to transfer existing assets in current funds to replacement funds.

1.    ADDITION OF INVESTMENT FUNDS

     --------------------------------------------------------------------------------------------------------------
                                            Fund Type        Investment        Max % participant       Core or
                  Fund Name                 Mutual or        Fund Ticker       may invest in fund      Non-Core
                                           Collective                                                  Election
     --------------------------------------------------------------------------------------------------------------
     ML Retirement Preservation Trust      Collective           MLGIX                 100%               CORE
     --------------------------------------------------------------------------------------------------------------
     ML Equity Index Trust                 Collective           MLEIX                 100%               CORE
     --------------------------------------------------------------------------------------------------------------
     ML Small Cap Index Trust              Mutual Fund          MSAQX                 100%               CORE
     --------------------------------------------------------------------------------------------------------------
     ML International  Index               Mutual Fund          MIAQX                 100%               CORE
     --------------------------------------------------------------------------------------------------------------
     ML Balanced Capital Fund              Mutual Fund          MACPX                 100%               CORE
     --------------------------------------------------------------------------------------------------------------
     ML Basic Value Fund                   Mutual Fund          MLBAX                 100%               CORE
     --------------------------------------------------------------------------------------------------------------
     ML Fundamental Growth Fund            Mutual Fund          MLFGX                 100%               CORE
     --------------------------------------------------------------------------------------------------------------
     Mercury Global Holdings               Mutual Fund          MHDAX                 100%               CORE
     --------------------------------------------------------------------------------------------------------------
     Mercury International Value           Mutual Fund          MIVAX                 100%               CORE
     --------------------------------------------------------------------------------------------------------------
     MFS Total Return Fund                 Mutual Fund          MSFRX                 100%               CORE
     --------------------------------------------------------------------------------------------------------------
     AIM Premier Equity Fund               Mutual Fund          AVLFX                 100%               CORE
     --------------------------------------------------------------------------------------------------------------
     Franklin Growth Fund                  Mutual Fund          FKGRX                 100%               CORE
     --------------------------------------------------------------------------------------------------------------
     MFS Research Fund                     Mutual Fund          MFRFX                 100%               CORE
     --------------------------------------------------------------------------------------------------------------
     AIM Constellation Fund                Mutual Fund          CSTGX                 100%               CORE
     --------------------------------------------------------------------------------------------------------------
     Franklin Small-Mid Cap Growth Fund    Mutual Fund          FRSGX                 100%               CORE
     --------------------------------------------------------------------------------------------------------------
     Franklin Balance Sheet Investment     Mutual Fund          FRBSX                 100%               CORE
     Fund
     --------------------------------------------------------------------------------------------------------------
     Templeton Foreign Fund                Mutual Fund          TEMFX                 100%               CORE
     --------------------------------------------------------------------------------------------------------------
     Templeton Growth Fund                 Mutual Fund          TEPLX                 100%               CORE
     --------------------------------------------------------------------------------------------------------------
     DuPont Stock Fund                   Equity Security      263534109               100%               CORE
     --------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------------

2.    DELETION OR REPLACEMENT OF INVESTMENT FUNDS

      Shown below are replacement fund investments only for the fund investments that you are directing us to change. The other fund investments currently in your Plan will remain in place with your instructions for them unchanged.

      -------------------------------------------------------------------------------------------------------------
         Current Fund     Fund Type     Investment    Replacement     Fund Type     Investment        Maximum %
        to Be Removed     Mutual or    Fund Ticker   Fund (if any)    Mutual or    Fund Ticker       participant
                         Collective                                  Collective                     may invest in
                                                                                                        fund
      -------------------------------------------------------------------------------------------------------------
      -------------------------------------------------------------------------------------------------------------

      -------------------------------------------------------------------------------------------------------------

      -------------------------------------------------------------------------------------------------------------

      -------------------------------------------------------------------------------------------------------------

      -------------------------------------------------------------------------------------------------------------

      -------------------------------------------------------------------------------------------------------------

      -------------------------------------------------------------------------------------------------------------

      -------------------------------------------------------------------------------------------------------------

      -------------------------------------------------------------------------------------------------------------

      -------------------------------------------------------------------------------------------------------------

      -------------------------------------------------------------------------------------------------------------

      -------------------------------------------------------------------------------------------------------------

      -------------------------------------------------------------------------------------------------------------

      -------------------------------------------------------------------------------------------------------------

      -------------------------------------------------------------------------------------------------------------

3.    FREEZE NEW CONTRIBUTIONS INTO A FUND

      ------------------------------------------------------------------------------------------------------------------------------
         Current Fund       Fund Type        Investment       Replacement        Fund Type        Investment        Maximum %
            to Be           Mutual or       Fund Ticker      Fund (if any)       Mutual or       Fund Ticker       participant
           Removed         Collective                                           Collective                        may invest in
                                                                                                                      fund
      ------------------------------------------------------------------------------------------------------------------------------
      ------------------------------------------------------------------------------------------------------------------------------


4.    CHANGE TO PLAN'S DEFAULT FUND


      ------------------------------------------------------------------------------------------------------------------------------
             Current             Fund Type            Investment               New               Fund Type           Investment
          Default Fund           Mutual or           Fund Ticker          Default Fund           Mutual or           Fund Ticker
                                Collective                                                      Collective
      ------------------------------------------------------------------------------------------------------------------------------
      ------------------------------------------------------------------------------------------------------------------------------

5.    EFFECTIVE DATE OF CHANGE:  January 2, 2003

6.    EQUITY WASH REQUIREMENTS
                                                                    Yes   No
      Do the fund changes mandate equity wash implementation?       [_]   [X]

7.    SIGNATURE
      I hereby direct Merrill Lynch to make the additions indicated on this directive. I acknowledge receipt of each applicable prospectus for the fund(s) listed in sections 1, 2 and 3 above. I further acknowledge that Merrill Lynch has not rendered investment advice with respect to the directions contained in this document; that Merrill Lynch does not exercise fiduciary discretion with respect to Plan investments, nor does Merrill Lynch exercise any authority or control respecting the management or disposition of plan assets; that, for purposes of ERISA, the Plan's assets will include fund shares but not the underlying assets of the funds; and that Merrill Lynch or an affiliate may receive compensation for services provided to the funds.

      X_________________________________________________________________________
                   Authorized Signature             Title                Date


8.    NOTES:

      For Merrill Lynch Asset Management Funds: More complete information about the funds, including fees and expenses, is found in the prospectuses you received. Read them carefully before investing. Shares of the funds are not deposits or other obligations issued or guaranteed by Merrill Lynch or any of its affiliates. Such shares are not insured by the U.S. Government, the Federal Deposit Insurance Corporation, or any other government agency. The net asset value of most funds can fluctuate with changes in market conditions, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Merrill Lynch Asset Management is the investment advisor to the funds.